Prospectus

SURVIVOR DIMENSIONS VARIABLE UNIVERSAL LIFE
A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by

Southland Life Insurance Company
and
Southland Life Separate Account L1

Consider carefully the policy charges, deductions, and refunds beginning on page 46 in this prospectus.

You should read this prospectus and keep it for future reference. A prospectus for each underlying investment portfolio must accompany and should be read together with this prospectus.

This policy is not available in all jurisdictions. This policy is not offered in any jurisdiction where this type of offering is not legal. Depending on the state where it is issued, policy features may vary. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.

We offer other products to insure the lives of two people which may or may not better match your needs and interests.

Replacing your existing life insurance policy(ies) with this policy may not be beneficial to you.

Your Policy

  is a flexible premium variable joint and survivor universal life insurance policy;
  is issued on two lives on whom insurance coverage may continue, in whole or in part, until both have died;
  is issued by Southland Life Insurance Company;
  is guaranteed not to lapse during the first five policy years if you meet certain requirements; and
  is returnable by you during the free look period if you are not satisfied.

Your Premium Payments

  are flexible, so the premium amount and frequency may vary;
  are allocated to variable investment options and the guaranteed interest division, based on your instructions;
  are invested in shares of the underlying investment portfolios under each variable investment option; and
  can be invested in as many as eighteen investment options over the policy's lifetime.

Your Account Value

  is the sum of your holdings in the variable division, the guaranteed interest division and the loan division;
  has no guaranteed minimum value under the variable division. The value varies with the value of the underlying investment portfolio;
  has a minimum guaranteed rate of return for amounts in the guaranteed interest division; and
  is subject to specified expenses and charges, including possible surrender charges.

Death Proceeds

  are paid if the policy is in force at the death of the second of the two insured people;
  are equal to the death benefit minus an outstanding policy loan, accrued loan interest and unpaid charges incurred before the second insured person dies;
  are calculated under your choice of options;

           * Option A- a fixed minimum death benefit;
           * Option B- a stated death benefit plus your account value; and

  are generally not federally income taxed if your policy continues to meet the federal income tax definition of life insurance.

Neither the SEC nor any state securities commission has approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This life insurance policy IS NOT a bank deposit or obligation, federally insured or backed by any bank or government agency.

Date of Prospectus December 22, 2000

ISSUED BY:	Southland Life Insurance Company 1290 Broadway Denver, CO 80203-5699	UNDERWRITTEN BY:	ING America Equities, Inc. P.O. Box 173789 Denver, CO 80217-3789
THROUGH ITS:	Southland Separate Account L1
ADMINISTERED BY:	Southland Customer Service Center P.O. Box 173789 Denver, CO 80217-3789 (800) 224-3035

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TABLE OF CONTENTS

          POLICY SUMMARY     4
               Your Policy     4
               Free Look Period     4
               Premium Payments     4
               Charges and Deductions     4
               Variable Division     6
               Fees and Expenses of the Investment Portfolios     6
               Guaranteed Interest Division     8
               Policy Values     8
               Transfers of Account Value     8
               Special Policy Features     8
               Policy Modification, Termination and Continuation Features     9
               Death Benefits     10
               Tax Considerations     10

          SOUTHLAND LIFE, THE SEPARATE ACCOUNT AND THE INVESTMENT OPTIONS     12
               Southland Life Insurance Company     12
               Southland Life Separate Account L1     12
               Investment Portfolio Objectives     13
               Guaranteed Interest Division     18
               Maximum Number of Investment Options     18

          DETAILED INFORMATION ABOUT THE POLICY     19
               Applying for a Policy     19
               Temporary Insurance     19
               Policy Issuance     19
               Premiums     20
               Premium Payments Affect Your Coverage     22
               Death Benefits     22
               Riders     27
               Special Features     29
               Policy Values     31
               Transfers of Account Value     33
               Dollar Cost Averaging     34
               Automatic Rebalancing     34
               Policy Loans     35
               Partial Withdrawals     36
               Lapse     38
               Reinstatement     39
               Surrender     40
               General Policy Provisions     40
                    Free Look Period     40
                    Your Policy     40
                    Age     40
                    Ownership     41
                    Beneficiary(ies)     41
                    Collateral Assignment     41
                    Incontestability     41
                    Misstatements of Age or Gender     41
                    Suicide     41
                    Transaction Processing     42
                    Notification and Claims Procedures     42
                    Telephone Privileges     42
                    Non-participation     43
                    Distribution of the Policies     43
                    Advertising Practices and Sales Literature     43
                    Settlement Provisions     44
               Administrative Information About the Policy     44

          CHARGES, DEDUCTIONS AND REFUNDS     46
               Deductions from Premiums     46
               Daily Deductions from the Separate Account     47
               Monthly Deductions from Account Value     47
               Policy Transaction Fees     48
               Persistency Refund     49
               Surrender Charge     49
               Group or Sponsored Arrangements, or Corporate Purchasers     52

          TAX CONSIDERATIONS     53
               Tax Status of the Policy     53
               Diversification and Investor Control Requirements      53
               Tax Treatment of Policy Death Benefits     54
               Modified Endowment Contracts     54
               Multiple Policies     54
               Distributions Other than Death Benefits from Modified Endowment Contracts     54
               Distributions Other than Death Benefits from Policies That Are Not Modified Endowment Contracts     55
               Investment in the Policy     55
               Policy Loans     55
               Continuation of Coverage Beyond Age 100     55
               Section 1035 Exchanges     55
               Taxation of Policy Splits     55
               Tax-exempt Policy Owners     56
               Possible Tax Law Changes     56
               Changes to Comply with the Law     56
               Other     56

          ADDITIONAL INFORMATION     58
               Directors and Officers     58
               Regulation     59
               Legal Matters     59
               Legal Proceedings     59
               Experts     59
               Registration Statement     59

          INDEX OF SPECIAL TERMS     60

          FINANCIAL STATEMENTS     61

          APPENDIX A     170

          APPENDIX B     171

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POLICY SUMMARY

Your Policy

Your policy provides life insurance protection on the lives of two insured people and insurance coverage may continue until both have died. The policy includes the basic policy, applications and riders or endorsements. As long as the policy remains in force, we pay a death benefit after the death of the second of the insured people. While your policy is in force, you may access a portion of your policy value by taking loans or partial withdrawals. You may surrender your policy for its net cash surrender value. At the policy anniversary nearest the younger insured person's 100th birthday you may surrender the policy or continue it under the continuation of coverage option. See Continuation of Coverage, page 31.

Life insurance is not a short-term investment. You should evaluate your need for life insurance coverage and this policy's long-term investment potential and risks before purchasing a policy.

Free Look Period

Within limits as specified by law, you have the right to examine your policy and return it for a refund of all premium payments we have received or the account value, if you are not satisfied for any reason. The policy is then void. See Free Look Period, page 40.

Premium Payments

The policy is a flexible premium policy because the amount and frequency of the premium payments you make may vary within limits. You must make premium payments:

  for us to issue your policy;
  sufficient to keep your policy in force; and
  as necessary to continue certain benefits.

Depending on the amount of premium you choose to pay, it may not be enough to keep your policy or certain riders in force. See Premiums, page 20.

Allocation of Net Premiums

This policy has premium-based charges which are subtracted from your payments. We add the balance, or net premium, to your policy based on your investment instructions. You may allocate the net premium among one or more variable investment options and the guaranteed interest division. See Allocation of Net Premiums, page 22.

Charges and Deductions

All charges presented here are guaranteed unless stated otherwise.

_____________________

This summary highlights some of the important points about your policy. The policy is more fully described in the attached, complete prospectus. Please read it carefully. "We," "us," "our," and the "company" refer to Southland Life Insurance Company. "You" and "your" refer to the policy owner. The owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the insured people's lifetimes.

State variations are covered in a special policy form used in that state. This prospectus provides a general description of the policy. Your actual policy and any riders are the controlling documents. If you would like to review a copy of the policy and riders, contact our customer service center or your agent/registered representative.

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Charges

Other Than Investment Portfolio Annual Expenses
(See Charges, Deductions and Refunds, page 46)

Deductions from Premiums
Charge	When Charge is Deducted	Amount Deducted	Policies Affected
Tax Charge	Each premium payment received	2.5% for state and local taxes; 1.5% for estimated federal income tax treatment of deferred acquisition costs. (DAC)	All policies
Maximum Sales Charge	Each premium payment received	Percentage of policy or segment premium up to target premium and above target premium: year 1-10 up to target 4.0%, above target 2%; year 11+, 2% of all premium received.	All policies
Policy Charges Other Than Portfolio Company Operating Expenses
Charge	When Charge is Deducted	Amount Deducted	Policies Affected
Mortality & Expense Risk Charge	Daily, included in unit value	Percentage of account value in variable division. 0.002466% daily (0.90% annually)	All policies
Policy Charge	Monthly from account value	$15 per month for first ten policy years and $9 per month thereafter.	All policies
Monthly Administrative Charge	Monthly from account value	$0.085 per $1,000 death benefit for the first ten policy years. $0.015 per $1,000 death benefit for policy years eleven through twenty. Applies to first $2,500,000 of death benefit.	All policies
Cost of Insurance Charge	Monthly from account value	Varies based on age, gender, policy duration, amount of target death benefit and premium class. Maximum rates are never more than policy guaranteed maximum rates.	All policies
Guaranteed Minimum Death Benefit Charge	Monthly from account value	$0.005 per $1,000 of stated death benefit per month.	All policies electing this feature
Rider Charges	Monthly from account value	Varies depending on the rider benefits you choose.	All policies electing rider(s) with charges
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted	Policies Affected
Partial Withdrawal Fee	Upon withdrawal from account value	Lesser of 2% of amount withdrawn or $25.	All policies taking partial withdrawals
Illustration Fee	Transaction date from account value	One free illustration per policy year, then a $25 fee may apply.	All policies
Surrender Charge	During the first 14 policy or segment years, from account value if (i) a partial or full surrender is made or (ii) upon a decrease in death benefit.	A dollar amount per $1,000 stated death benefit and a percentage of surrender charge target premium. Maximum of 100% of surrender target premium in first 5 years.	All policies

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Variable Division

If you invest in the variable investment options, you may make or lose money depending on market conditions. The variable investment options are described in the prospectuses for the underlying investment portfolios. Each investment portfolio has its own investment objective. See Investment Portfolio Objectives, page 13.

Fees and Expenses of the Investment Portfolios

The separate account purchases shares of the underlying investment portfolios, at net asset value. This price reflects investment management fees, 12b-1 fees, and other direct expenses deducted from the portfolio assets. This table describes these fees and expenses in gross amounts and net amounts after waiver or reimbursement of fees or expenses by the investment portfolio advisers. Waivers or reimbursements are voluntary and subject to change. The portfolio expense information was provided to us by the portfolios and we have not independently verified this information.

These expenses are not direct charges against variable division assets or reductions from contract values; rather these expenses are included in computing each underlying portfolio's net asset value, which is the share price used to calculate the unit values of the variable investment options. For a more complete description of the portfolios' costs and expenses, see the prospectuses for the portfolios.

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Investment Portfolio Annual Expenses (As a Percentage of Portfolio Average Net Assets)
Portfolio	Investment Management Fees	12b-1 Fees	Other Expenses	Total Portfolio Expenses	Fees and Expenses Waived or Reimbursed	Total Net Portfolio Expenses
The Alger American Fund
Alger American Growth	0.75%	N/A	0.04%	0.79%	N/A	0.79%
Alger American Leveraged AllCap [1]	0.85%	N/A	0.08%	0.93%	N/A	0.93%
Alger American MidCap Growth	0.80%	N/A	0.05%	0.85%	N/A	0.85%
Alger American Small Capitalization	0.85%	N/A	0.05%	0.90%	N/A	0.90%
Fidelity Variable Insurance Products Fund
VIP Equity-Income Service Class [2]	0.48%	0.10%	0.09%	0.67%	N/A	0.67%
VIP Growth Service Class [2]	0.58%	0.10%	0.09%	0.77%	N/A	0.77%
VIP High Income Service Class [2]	0.58%	0.10%	0.11%	0.79%	N/A	0.79%
VIP Overseas Service Class [2]	0.73%	0.10%	0.18%	1.01%	N/A	1.01%
Fidelity Variable Insurance Products Fund II
VIP II Asset Manager Service Class [2]	0.53%	0.10%	0.11%	0.74%	N/A	0.74%
VIP II Contrafund Service Class [2]	0.58%	0.10%	0.10%	0.78%	N/A	0.78%
VIP II Index 500	0.24%	N/A	0.10%	0.34%	0.06%	0.28%
VIP II Investment Grade Bond	0.43%	N/A	0.11%	0.54%	N/A	0.54%
The GCG Trust [3]
Liquid Asset Portfolio	0.56%	N/A	0.00%	0.56%	N/A	0.56%
Mid-Cap Growth Portfolio	0.91%	N/A	0.00%	0.91%	N/A	0.91%
Research Portfolio	0.91%	N/A	0.00%	0.91%	N/A	0.91%
Total Return Portfolio	0.91%	N/A	0.00%	0.91%	N/A	0.91%
INVESCO Variable Investment Funds, Inc.
INVESCO VIF - Equity Income [4]	0.75%	N/A	0.44%	1.19%	0.02%	1.17%
INVESCO VIF - Utilities [5]	0.60%	N/A	1.08%	1.68%	0.47%	1.21%
Janus Aspen Series Service Shares [6]
Janus Aspen Aggressive Growth	0.65%	0.25%	0.02%	0.92%	N/A	0.92%
Janus Aspen Balanced	0.65%	0.25%	0.02%	0.92%	N/A	0.92%
Janus Aspen Growth	0.65%	0.25%	0.02%	0.92%	N/A	0.92%
Janus Aspen International Growth	0.65%	0.25%	0.11%	1.01%	N/A	1.01%
Janus Aspen Worldwide Growth	0.65%	0.25%	0.05%	0.95%	N/A	0.95%

____________________________

1     Included in Alger American Leveraged AllCap portfolios "Other Expenses" is 0.01% of interest expense.

2     Each Fidelity Service class fund currently pays .10% of its average net assets as a 12b-1 fee. This fee could vary; but cannot exceed .25%. The total Net Portfolio Expenses presented are before Fidelity absorbed a portion of the portfolio and custodian expenses for some portfolios with brokerage commissions and uninvested cash balances. After the fee absorption, the total net portfolio expenses would be 0.75% for the VIP Growth Service Class, 0.98% for the VIP Overseas Service Class, 0.66% for VIP Equity-Income Service Class, 0.75% for VIP II Contrafund Service Class and 0.73% for VIP II Asset Manager Service Class.

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3     The GCG Trust pays Directed Services, Inc. ("DSI") for its services a monthly management fee based on the annual rates of the average daily net assets of the investment portfolios. DSI (and not the GCG Trust) in turn pays each portfolio manager a monthly fee for managing the assets of the portfolios.

4     INVESCO absorbed a portion of VIF-Equity Income Fund's "Other Expenses" and "Total Portfolio Expenses." After this absorption, these expenses are 0.42% and 1.17% respectively.

5     INVESCO absorbed a portion of VIF-Utilities Fund's "Other Expenses" and "Total Portfolio Expenses." After this absorption, these expenses are 0.61% and 1.21%, respectively.

6     Janus Aspen Service Shares has a distribution plan or "Rule 12b-1 plan" which is described in the funds' prospectuses. Expenses are based on the estimated expenses that the new Service Shares Class of each Portfolio expects to incur in its initial year. All expenses are shown without the effect of any expense offset arrangements.

Guaranteed Interest Division

The guaranteed interest division guarantees principal and is part of our general account. Amounts you direct into the guaranteed interest division are credited with interest at a fixed rate. See Guaranteed Interest Division, page 18.

Policy Values

Your policy account value is the amount you have in the guaranteed interest division, plus the amount you have in each variable investment option. If you have an outstanding policy loan, your account value includes the amount in the loan division. See Policy Values, page 31 and Partial Withdrawals, page 36.

Your Account Value in the Variable Division

Accumulation units are the way we measure value in the variable division. Accumulation unit value is the value of one unit of a variable investment option on a valuation date. Each variable investment option has a different accumulation unit value. See Determining Values in the Variable Division, page 32.

The accumulation unit value for each variable investment option reflects the investment performance of the underlying investment portfolio during the valuation period. Each accumulation unit value reflects asset-based charges under the policy and the expenses of the investment portfolios. See Determining Values in the Variable Division, page 32 and How We Calculate Accumulation Unit Values, page 32.

Transfers of Account Value

With some limitations, you may make transfers among the variable investment options or to the guaranteed interest division each policy year. There are restrictions on transfers from the guaranteed interest division. See Transfers of Account Value, page 33.

Special Policy Features

Designated Deduction Investment Option

You may designate one investment option from which we will take all of your monthly deductions. See Designated Deduction Investment Option, page 29.

Riders

You may attach additional benefits to your policy by rider. In most cases, we deduct a monthly charge from your account value for these benefits. See Riders, page 27.

Dollar Cost Averaging

Dollar cost averaging is a systematic plan of transferring account value to selected investment options. It is intended to protect your policy from short-term price fluctuations. However, dollar cost averaging does not assure a profit, nor does it protect against a loss in a declining market. Dollar cost averaging is free. See Dollar Cost Averaging, page 34.

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Automatic Rebalancing

Automatic rebalancing periodically reallocates your account value among selected investment options to maintain your specified distribution of account value among those investment options. Automatic rebalancing is free. See Automatic Rebalancing, page 34.

Loans

You may take loans against your policy's net cash surrender value. We charge a maximum annual loan interest rate of 4% for preferred loans and 6% for non-preferred loans. We credit an annual interest rate of 4% on amounts held in the loan account as collateral for your loan. See Policy Loans, page 33.

Policy loans may reduce your policy's death benefit and may cause your policy to lapse.

Loans may have tax consequences if the policy is modified endowment contract. See Tax Considerations, page 53.

Partial Withdrawals

You may withdraw part of your net cash surrender value after your first policy anniversary. You may make up to twelve partial withdrawals per policy year. Partial withdrawals may reduce your policy's death benefit, incur a fee and will reduce your account value. See Partial Withdrawals, page 36.

Partial withdrawals may have tax consequences. See Tax Considerations, page 53.

Persistency Refund

After your tenth policy anniversary, where permitted by law, we add a persistency refund to your account value. See Persistency Refund, page 49.

Policy Modification, Termination and Continuation Features

Right to Exchange Policy

For 24 months after the policy date you may exchange your policy for a guaranteed policy, unless law requires differently. There is no charge for this exchange. See Right to Exchange Policy, page 30.

Policy Split Option

Under certain circumstances, you may split your policy into two separate life insurance policies each insuring the life of one insured person. This split may occur upon divorce between the two insured people, business dissolution, or a possible adverse future change in the tax law, unless law requires otherwise. The policy split option is free. See Policy Split Option, page 30.

Surrender

You may surrender your policy for its net cash surrender value at any time before the death of the second of the insured people. All insurance coverage ends on the date we receive your request. See Surrender, page 40.

Surrenders may have tax consequences. See Tax Considerations, page 53.

Lapse

In general, insurance coverage continues as long as your net cash surrender value is enough to pay the monthly deductions. However, your policy and its riders are guaranteed not to lapse during the first five years of your policy if the conditions of the special continuation period have been met. See Lapse, page 37 and Special Continuation Period, page 21.

Policy lapses may have tax consequences. See Tax Considerations, page 53.

Reinstatement

You may reinstate your policy and its riders within five years of its lapse if you still own the policy and the insured people are still living and meet our underwriting requirements. You will need to give proof of insurability. You will also need to pay required reinstatement premiums.

If you had a policy loan existing when coverage ended, we will reinstate it with accrued loan interest to the date of the lapse. See Reinstatement, page 39.

Policy Maturity

If at least one of the insured people is still living on the maturity date or the policy anniversary nearest the younger insured person's 100th birthday and you do not choose to let the continuation of coverage feature become effective, you must surrender your policy.

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We will pay the net account value. Your policy then ends. See Policy Maturity, page 31.

Continuation of Coverage

At the policy anniversary nearest the younger insured person's 100th birthday, you may choose to let the continuation of coverage feature become effective. See Continuation of Coverage, page 31.

You should consult a qualified tax adviser before you allow the continuation of coverage feature to become effective.

Death Benefits

After the death of the second of the two insured people, we pay death proceeds to the beneficiary(ies) if your policy is still in force. The base death benefit varies based on the death benefit option you have chosen.

We generally require a minimum total death benefit of $250,000 to issue your policy. If you have an adjustable term insurance rider, the minimum stated death benefit to issue a policy is $100,000, as long as your total death benefit is at least $250,000.

You may change your death benefit amount while your policy is in force, subject to certain restrictions. See Changes in Death Benefit Amounts, page 26.

Tax Considerations

Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify as a life insurance contract. We believe it is reasonable to conclude that the policy will qualify as a life insurance contract. See Tax Status of the Policy, page 53.

Assuming the policy qualifies as a life insurance contract under current federal income tax law, your account value earnings are generally not subject to income tax as long as they remain within your policy. However depending on circumstances, the following events may cause taxable consequences:

  partial withdrawals;
  surrender; or
  lapse.

In addition, if your policy is a modified endowment contract, a loan against or secured by the policy may cause income taxation. A penalty tax may be imposed on a distribution from a modified endowment contract as well. See Modified Endowment Contracts, page 54.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. A business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

You should consult a qualified legal or tax adviser before you purchase your policy.

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How the Policy Works

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SOUTHLAND LIFE, THE SEPARATE ACCOUNT AND THE INVESTMENT OPTIONS

Southland Life Insurance Company

Southland Life Insurance Company is a stock life insurance company organized under the laws of the State of Texas in 1908. Our headquarters are located at 5780 Powers Ferry Road, NW, Atlanta, Georgia 30327-4390. We are admitted to do business in the District of Columbia and all states except New York. Our total assets exceeded $2.5 billion, and our shareholder's equity exceeded $351 million on a generally accepted accounting principles basis as of December 31, 1999. (See Financial Statements.)

Southland is a wholly owned indirect subsidiary of ING Groep, N.V. ("ING"). ING is one of the world's three largest diversified financial services organizations. ING is headquartered in Amsterdam, The Netherlands. It has consolidated assets over $495 billion on a Dutch (modified U.S.) generally accepted accounting principles basis, as of December 31, 1999.

The principal underwriter and distributor for our policies is ING America Equities, Inc. ING America Equities is an affiliate of Southland and is a registered broker-dealer with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc., ("NASD"). ING America Equities is a stock corporation organized under the laws of the State of Colorado in 1993, and is located at 1290 Broadway, Denver, Colorado 80203-5699.

Southland Life Separate Account L1

Separate Account Structure

We established Southland Separate Account L1 (the "separate account") on February 25, 1994, under Texas insurance law. It is a unit investment trust, registered with the SEC under the Investment Company Act of 1940. The SEC does not supervise our management of the separate account or Southland.

The separate account is used to support our variable life insurance policies and for other purposes allowed by law and regulation. We keep the separate account assets separate from our general account and other separate accounts. We may offer other variable life insurance contracts with different benefits and charges that invest in the separate account. We do not discuss these contracts in this prospectus. The separate account may invest in other securities not available for the policy described in this prospectus.

The company owns all the assets in the separate account. We credit gains to or charge losses against the separate account without regard to performance of other investment accounts.

Order of Separate Account Liabilities

State law provides that we may not charge general account liabilities against separate account assets equal to its reserves and other liabilities. This means that if we ever become insolvent, the separate account assets will be used first to pay separate account policy claims. Only if separate account assets remain after these claims have been satisfied can these assets be used to pay other policy owners and creditors.

The separate account may have liabilities from assets credited to other variable life policies offered by the separate account. If the assets of the separate account are greater than required reserves and policy liabilities, we may transfer the excess to our general account.

Investment Options

Investment options include the variable and the guaranteed interest divisions, but not the loan division. The separate account has several variable investment options which invest in shares of underlying investment portfolios. This means that the investment performance of a policy depends on the performance of the investment portfolios you choose. Each investment portfolio has its own investment objective. These investment portfolios are not available directly to individual investors. They are available only as underlying investments for variable annuity and variable life insurance contracts and certain pension accounts.

Investment Portfolios

Each of the investment portfolios is a separate series of an open-end management investment company.

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The investment company receives investment advice from a registered investment adviser.

The investment portfolios sell shares to separate accounts of insurance companies. These insurance companies may or may not be affiliated with us. This is known as "shared funding." Investment portfolios may sell shares as the underlying investment for both variable annuity and variable life insurance contracts. This process is known as "mixed funding."

The investment portfolios may sell shares to certain qualified pension and retirement plans that qualify under Section 401 of the Internal Revenue Code ("IRC"). As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants.

If there is a material conflict, we will consider what should be done, including removing the investment portfolio from the separate account. There are certain risks with mixed and shared funding, and with selling shares to qualified pension and retirement plans. See the investment portfolios' prospectuses.

Investment Portfolio Objectives

Each investment portfolio has a different investment objective that it tries to achieve by following its own investment strategy. The objectives and policies of each investment portfolio affect its return and its risks. We summarize the investment objectives for each investment portfolio here. With this prospectus, you must receive the current prospectus for each investment portfolio. You should read each investment portfolio prospectus.

Certain investment portfolios offered under this policy have investment objectives and policies similar to other funds managed by the portfolio's investment adviser. The investment results of a portfolio may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any investment portfolio will be comparable to those of another fund managed by the same investment adviser.

Some investment portfolio advisers and distributors (or their affiliates) may pay us compensation for servicing, distribution, administration or other expenses. We receive 12b-1 fees from some investment portfolios. The amount of compensation is usually based on the aggregate assets of the investment portfolio from contracts that we issue or administer. Some advisers and distributors may pay us more or less than others and our affiliates may pay us significantly more.

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INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/ Adviser/ Manager/ Sub-Adviser	Investment Objective
Alger American Growth Portfolio	Investment Company: The Alger American Fund Investment Adviser: Fred Alger Management, Inc.	Seeks long term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.
Alger American Leveraged AllCap Portfolio	Investment Company: The Alger American Fund Investment Adviser: Fred Alger Management, Inc.	Seeks long term-capital appreciation by investing, under normal circumstances, in the equity securities of companies of any size which demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.
Alger American MidCap Growth Portfolio	Investment Company: The Alger American Fund Investment Adviser: Fred Alger Management, Inc.	Seeks long-term capital appreciation by focusing on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.
Alger American Small Capitalization Portfolio	Investment Company: The Alger American Fund Investment Adviser: Fred Alger Management, Inc.	Seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.
VIP Equity-Income Portfolio Service Class	Investment Company: Fidelity Variable Insurance Products Fund Investment Manager: Fidelity Management & Research Company	Seeks reasonable income and potential for capital appreciation. With a yield which exceeds the composite yield on the securities comprising the S&P®500. Invests in domestic and foreign issuers. Invests at least 65% of total assets in income-producing equity securities, which tend to lead to investments in large cap "value" stocks. Potentially invests in other types of equity securities and debt securities, including lower-quality debt securities. Uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

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INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/ Adviser/ Manager/ Sub-Adviser	Investment Objective
VIP Growth Portfolio Service Class	Investment Company: Fidelity Variable Insurance Products Fund Investment Manager: Fidelity Management & Research Company	Seeks capital appreciation by investing in common stocks of companies that it believes have above-average growth potential, either domestic or foreign issuers.
VIP High Income Portfolio Service Class	Investment Company: Fidelity Variable Insurance Products Fund Investment Manager: Fidelity Management & Research Company	Seeks a high level of current income while also considering growth of capital by investing in domestic and foreign issuers and companies in troubled or uncertain financial condition. Invests at least 65% of total assets in income-producing debt securities, preferred stocks and convertible securities with an emphasis on lower-quality debt securities. Potentially invests in non-income producing debt securities, including defaulted securities and common stocks. Uses fundamental analysis of each issuer's financial condition, industry position, market and economic conditions to select investments.
VIP Overseas Portfolio Service Class	Investment Company: Fidelity Variable Insurance Products Fund Investment Manager: Fidelity Management & Research Company	Seeks long-term growth of capital by investing at least 65% of total assets in foreign securities.
VIP II Asset Manager Portfolio Service Class	Investment Company: Fidelity Variable Insurance Products Fund II Investment Manager: Fidelity Management & Research Company	Seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.
VIP II Contrafund Portfolio Service Class	Investment Company: Fidelity Variable Insurance Products Fund II Investment Manager: Fidelity Management & Research Company	Seeks long-term capital appreciation by investing primarily in common "growth" stocks or "value" stocks or both of domestic and foreign issuers. Invests in securities of companies whose value it believes is not fully recognized by the public. Uses fundamental analysis of each issuer's financial condition, industry position, market and economic conditions to select investments.
VIP II Index 500 Portfolio	Investment Company: Fidelity Variable Insurance Products Fund II Investment Manager: Fidelity Management & Research Company Sub-Advisor: Bankers Trust Company	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States as represented by the S&P® 500.

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INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/ Adviser/ Manager/ Sub-Adviser	Investment Objective
VIP II Investment Grade Bond Portfolio	Investment Company: Fidelity Variable Insurance Products Fund II Investment Manager: Fidelity Management & Research Company	Seeks as high level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment grade bonds. Allocates assets across different market sectors and maturities. Analyzes a security's structural features, current pricing and trading opportunities, and the credit quality of its issuer in selecting investments. Manages the portfolio to have similar overall interest rate risk to Lehman Brothers Aggregate Bond Index®.
Liquid Asset Portfolio	Investment Company: The GCG Trust Investment Manager: Directed Services, Inc. Portfolio Manager: ING Investment Management, LLC (an affiliate)	Seeks high level of current income consistent with the preservation of capital and liquidity. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Mid-Cap Growth Portfolio	Investment Company: The GCG Trust Investment Manager: Directed Services, Inc. Portfolio Manager: Massachusetts Financial Services Company	Seeks long-term growth of capital. Invests primarily in equity securities of companies with medium market capitalization which the portfolio manager believes have above-average growth potential.
Research Portfolio	Investment Company: The GCG Trust Investment Manager: Directed Services, Inc. Portfolio Manager: Massachusetts Financial Services Company	Seeks long-term growth of capital and future income. Invests at least 80% in common stocks and related securities (such as preferred stock, convertible securities and depository receipts). Focuses on companies which portfolio manager believes have favorable prospects for long-term growth, attractive valuations, dominant or growing market share and superior management.
Total Return Portfolio	Investment Company: The GCG Trust Investment Manager: Directed Services, Inc. Portfolio Manager: Massachusetts Financial Services Company	Seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. Invests primarily in a combination of equity and fixed income securities.

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INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/ Adviser/ Manager/ Sub-Adviser	Investment Objective
VIF-Equity Income Fund	Investment Company: INVESCO Variable Investment Funds, Inc. Investment Adviser: INVESCO Funds Group, Inc. Sub-Advisor: INVESCO Capital Management, Inc.	Seeks high current income, with growth of capital as a secondary objective by investing at least 65% of its assets in dividend-paying common and preferred stocks. The rest of the fund's assets are invested in debt securities, and lower-grade debt securities.
VIF-Utilities Fund	Investment Company: INVESCO Variable Investment Funds, Inc. Investment Adviser: INVESCO Funds Group, Inc. Sub-Advisor: INVESCO Capital Management, Inc.	Seeks capital appreciation and income by investing at least 80% of its assets in companies doing business in the utilities economic sector. The remainder of the fund's assets are not required to be invested in the utilities economic sector.
Aspen Aggressive Growth Portfolio Service Shares	Investment Company: Janus Aspen Series Investment Adviser: Janus Capital	Seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential and normally investing at least 50% of its equity assets in medium-sized companies which fall within the range of companies in the S&P® MidCap 400 Index.
Aspen Balanced Portfolio Service Shares	Investment Company: Janus Aspen Series Investment Adviser: Janus Capital	Seeks long-term growth of capital, consistent with preservation of capital and balanced by current income by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The portfolio normally invests at least 25% of its assets in fixed-income securities.
Aspen Growth Portfolio Service Shares	Investment Company: Janus Aspen Series Investment Adviser: Janus Capital	Seeks long-term growth of capital in a manner consistent with preservation of capital by investing primarily in common stocks selected for their growth potential. Although the portfolio can invest in companies of any size, it generally invests in larger, more established companies.
Aspen International Growth Portfolio Service Shares	Investment Company: Janus Aspen Series Investment Adviser: Janus Capital	Seeks long-term growth of capital by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

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INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/ Adviser/ Manager/ Sub-Adviser	Investment Objective
Aspen Worldwide Growth Portfolio Service Shares	Investment Company: Janus Aspen Series Investment Adviser: Janus Capital	Seeks long-term growth of capital in a manner consistent with preservation of capital by investing primarily in common stocks of companies of any size throughout the world. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at times invest in fewer than five countries or even in a single country.

Guaranteed Interest Division

You may allocate all or a part of your net premium and transfer your net account value into the guaranteed interest division. The guaranteed interest division guarantees principal and is part of our general account. It pays interest at a fixed rate that we declare.

The general account contains all of our assets other than those held in the separate account (variable investment options) or other separate accounts.

The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the guaranteed interest division under the Securities Act of 1933. Also, we have not registered the guaranteed interest division or the general account as an investment company under the Investment Company Act of 1940 (because of exemptive and exclusionary provisions). This means that the general account, the guaranteed interest division and its interests are generally not subject to regulation under these Acts.

The SEC staff has not reviewed the disclosures in this prospectus relating to the general account and the guaranteed interest division. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made.

The amount you have in the guaranteed interest division is all of the net premium you allocate to that division, plus transfers you make to the guaranteed interest division plus interest earned.

Amounts you transfer out of or withdraw from the guaranteed interest division reduce this amount. It is also reduced by deductions for charges from your account value allocated to the guaranteed interest division.

We declare the interest rate that applies to all amounts in the guaranteed interest division. This interest rate is never less than the minimum guaranteed interest rate of 3%. The credited interest rate will be in effect for an initial twelve month period. Thereafter, the credited interest rate will be similarly guaranteed for a successive period of at least twelve months at an interest rate current at that time. Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the guaranteed interest division on a daily basis. We pay interest regardless of the actual investment performance of our account. We bear all of the investment risk for the guaranteed interest division.

Maximum Number of Investment Options

There are three divisions: the variable division, the guaranteed interest division and the loan division. Under the variable division, there are numerous variable investment options. See Southland Life Separate Account L1, page 12 and Investment Portfolio Objectives, page 13.

You may invest in a total of eighteen investment options over the life of your policy. Investment options include the variable and the guaranteed interest divisions, but not the loan division.

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As an example, if you have had funds in seventeen variable investment options and the guaranteed interest division, these are the only investment options to which you may later add or transfer funds. However, you could still take a policy loan and access the loan division.

You may want to use fewer investment options in the early years of your policy, so that you can invest in others in the future. If you invest in eighteen variable investment options, you will not be able to invest in the guaranteed interest division.

DETAILED INFORMATION ABOUT THE POLICY

This prospectus describes our standard Survivor Dimensions Universal Life insurance policy. There may be differences in the policy because of state requirements where we issue your policy. We will describe such differences in your policy.

Applying for a Policy

You purchase this variable universal life policy by submitting an application to us. On the policy date, the joint equivalent age of the two insured people must be no less than 15 and no more than age 85. The individual age of each insured person must be no more than 90 years of age on the policy date. There is no maximum age difference between the two insured people.

The insured people are the two people on whose lives we issue the policy. The insured people share some relationship and commonly include, among others: husband and wife; business partners; parent and child; grandparent and grandchild; and siblings. Upon the death of the second of the insured people we pay the death benefit. See Age, page 40.

You may request that we back-date the policy up to six months to allow either or both of the insured people to give proof of a younger age for the purposes of your policy.

We may reduce the minimum death benefit for group or sponsored arrangements, or corporate purchasers. Our underwriting and reinsurance procedures in effect at the time you apply limit the maximum death benefit.

Temporary Insurance

If you apply and qualify, we may issue temporary insurance in an amount equal to the face amount of the permanent insurance for which you applied. The maximum amount of temporary insurance for binding limited life insurance coverage is $3 million, which includes any other in-force coverage you have with us.

Temporary coverage begins when:

  you have completed and signed our binding limited life insurance coverage form;
  we receive and accept a premium payment of at least your scheduled premium (selected on your application); and
  part I of the application is complete.

Temporary life insurance coverage ends on the earliest of:

  the date we return your premium payments;
  five days after we mail notice of termination to the address on your application;
  the date your policy coverage starts;
  the date we refuse to issue a policy based on your application; or
  90 days after you sign our binding limited life insurance coverage form.

There is no death benefit under the temporary insurance agreement if:

  there is a material misrepresentation in your answers on the binding limited life insurance coverage form;
  there is a material misrepresentation in statements on your application;
  the person or persons intended to be the insured people die by suicide or self-inflicted injury; or
  the bank does not honor your premium check.

Policy Issuance

Before we issue a policy, we require satisfactory evidence of insurability of both insured people and payment of your initial premium. This evidence may include a medical examination and completion of all underwriting and issue requirements.

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The policy date shown on your policy schedule determines:

  monthly processing dates;
  policy months;
  policy years; and
  policy anniversaries.

The policy date is not affected by when you receive the policy. We charge monthly deductions from the policy date unless your policy specifies otherwise.

The policy date is determined one of three ways:

  the date you designate on your application, subject to our approval;
  the back-date of the policy to save age, subject to our approval and law; or
  if there is no designated date or back-date, the policy date is:
  the date all underwriting and administrative requirements have been met if we receive your initial premium before we issue your policy; or
  the date we receive your initial premium if it is after we approve your policy for issue.

Definition of Life Insurance

We apply a test to make sure that your policy meets the federal income tax definition of life insurance. The guideline premium/cash value corridor test applies to your policy. We may limit premium payments relative to your policy death benefit under this test. See Tax Status of the Policy, page 53.

Premiums

You may choose the amount and frequency of premium payments, within limits. You cannot make premium payments after the death of the second of the insured people or after the continuation of coverage period begins. See Continuation of Coverage, page 31.

We consider payments we receive to be premium payments if you do not have an outstanding loan and your policy is not in the continuation of coverage period. After we deduct certain charges from your payment, we add the remaining net premium to your policy.

Scheduled Premiums

Your premiums are flexible. You may select your scheduled premium (within our limits) when you apply for your policy. The scheduled premium, shown in your policy and schedule, is the amount you choose to pay over a stated time period. This amount may or may not be enough to keep your policy in force. You may receive premium reminder notices for the scheduled premium on a quarterly, semi-annual or annual basis. You are not required to pay the scheduled premium.

You may choose to pay your premium by electronic funds transfer each month. This option is not available for your initial premium. The financial institution that makes your electronic funds transfer may charge for this service.

You can change the amount of your scheduled premium within our minimum and maximum limits at any time. If you fail to pay your scheduled premium or if you change the amount of your scheduled premium, your policy performance will be affected. During the special continuation period, your scheduled premium should not be less than the minimum annual premium shown in your policy.

If you want the guaranteed minimum death benefit, your scheduled premium should not be less than the guarantee period annual premium shown in your policy. See Guaranteed Minimum Death Benefit, page 26.

Unscheduled Premium Payments

Generally speaking, you may make unscheduled premium payments at any time, however:

  We may limit the amount of your unscheduled premium payments that would result in an increase in the base death benefit amount required by the federal income tax law definition of life insurance. We may require satisfactory evidence that the insured people are insurable at the time that you make the unscheduled premium payment if the death benefit is increased due to your unscheduled premium payments;
  We may require proof that at least one insured person is insurable if your unscheduled premium payment will cause the net amount at risk to increase; and

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  We will return premium payments which are greater than the "seven-pay" limit for your policy if your payment would cause your policy to become a modified endowment contract, unless you have acknowledged in writing the new modified endowment contract status for your policy. The "seven-pay" limit is defined by the Internal Revenue Code and actuarially determined. It varies based on the age, gender and premium class of each insured, as well as the death benefit and additional benefits or riders on the policy. It is generally the maximum possible premium that we may receive during the first seven policy years in order for the policy not to be classified as a modified endowment contract

See Modified Endowment Contracts, page 54 and Changes to Comply with the Law, page 56.

If you have an outstanding policy loan and you make an unscheduled payment, we will consider it a loan repayment, unless you tell us otherwise. If your payment is a loan repayment, we do not take tax or sales charges which apply to premium payments.

Target Premium

Target premium is not based on your scheduled premium. Target premium is actuarially determined based on the age, gender and premium class of the insured persons. The target premium is used in determining your initial sales charge, deferred sales charge and the sales compensation we pay. It may or may not be enough to keep your policy in force. You are not required to pay the target premium and there is no penalty for paying more or less. The target premium for your policy and each additional segment is listed in your policy schedule. See Premiums, page 20.

Minimum Annual Premium

To qualify for the special continuation period, you must pay a minimum annual premium during each of your first five policy years.

Your minimum annual premium is based on:

  each insured person's age, gender and premium class;
  the stated death benefit of your policy; and
  riders on your policy.

Your minimum annual premium is shown in the schedule pages of your policy. We may reduce the minimum annual premium for group or sponsored arrangements, or for corporate purchasers.

Special Continuation Period

The special continuation period is the first five policy years. Under the special continuation period, we guarantee that your policy will not lapse, regardless of its net cash surrender value, if on a monthly processing date:

  the sum of all premiums you have paid, minus partial withdrawals that you have taken, minus outstanding policy loans, including accrued loan interest is greater than or equal to;
  the minimum monthly premiums for each policy month from the first month of your policy through the current monthly processing date.

The minimum monthly premium is one-twelfth of the minimum annual premium.

During the first five years of your policy if there is not enough net cash surrender value to pay the monthly deductions and you have satisfied these requirements, we do not allow your policy to lapse. We do not permanently waive policy charges. Instead, we continue to deduct these charges which may result in a negative net cash surrender value, unless you pay enough premium to prevent this. The negative balance is your unpaid monthly deductions owing. At the end of the special continuation period, to avoid lapse of your policy you must pay enough premium to bring the net cash surrender value to zero plus the amount that covers your estimated monthly deductions for the following two months. See Lapse, page 38.

Investment Date and Allocation of Net Premiums

The net premium is the balance remaining after we deduct tax and sales charges from your premium payment.

Insurance coverage does not begin until we receive your initial premium. It must be at least equal to the sum of the scheduled premiums due from your policy date through your investment date.

The investment date is the first date we apply the net premium we have received to your policy.

We apply the initial net premium to your policy after:
     a)     we receive the required amount of premium; and

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     b)     all issue requirements have been received by our customer service center; and
     c)     we have approved your policy for issue.

Amounts you designate for the guaranteed interest division will be allocated to that division on the investment date. If your state requires the return of your premium during the free look period, we initially invest amounts you have designated for the variable division in The GCG Liquid Asset Portfolio. We later transfer these amounts from The GCG Liquid Asset Portfolio to your selected variable investment options, based on your most recent premium allocation instructions, at the earlier of the following dates:

  five days after we mailed your policy plus your state free look period has ended; or
  we have received your delivery receipt plus your state free look period has ended.

If your state provides for return of account value during the free look period or no free look period, we invest amounts you designated for the variable division directly into your selected variable investment options.

We allocate all later premium payments to your policy on the valuation date of receipt. We use your most recent premium allocation instructions specified in whole numbers totaling 100% and using up to eighteen investment options over the life of your policy. You may change your premium allocation at any time by sending notice to us. See Maximum Number of Investment Options, page 19.

Premium Payments Affect Your Coverage

Unless you have the guaranteed minimum death benefit feature or your policy is in the special continuation period, your coverage lasts only as long as your net cash surrender value is enough to pay the monthly charges and your cash surrender value is more than your outstanding policy loan plus accrued loan interest. If you do not meet these conditions, your policy will enter the 61-day grace period and you must make a premium payment to avoid lapse. See Lapse, page 37 and Grace Period, page 38.

If you pay your minimum premium each year during the first five policy years and take no policy loan or withdrawals, we guarantee your policy and riders will not lapse during the special continuation period, regardless of your net cash surrender value. See Special Continuation Period, page 21.

Under the guaranteed minimum death benefit, the base death benefit portion of your policy remains effective until the end of the guarantee period. The guaranteed minimum death benefit feature does not apply to riders which can lapse and terminate during the guarantee period. You must meet all conditions of the guarantee. See Guaranteed Minimum Death Benefit, page 26.

Modified Endowment Contracts

There are special federal income tax rules for distributions from life insurance policies which are modified endowment contracts. These rules apply to policy loans, surrenders and partial withdrawals. Whether or not these rules apply depends upon whether or not the premiums we receive are greater than the "seven-pay" limit.

If we find that your scheduled premium causes your policy to be a modified endowment contract on your policy date, we will require you to acknowledge that you know the policy is a modified endowment contract. We will issue your policy based on the scheduled premium you selected. If you do not want your policy to be issued as a modified endowment contract, you may reduce your scheduled premium to a level which does not cause your policy to be a modified endowment contract. We will then issue your policy based on the revised scheduled premium. See Modified Endowment Contracts, page 54.

Death Benefits

As a joint and survivor universal life insurance policy, your policy has a joint nature to the death benefit. We do not pay death proceeds until the death of the second of the insured people. Your death benefit is calculated as of the date of death of the second of the insured people.

You can decide the amount of insurance you need, now and in the future. You can combine the long-term advantages of permanent life insurance (base coverage) with the flexibility and short-term advantages of term life insurance. Both permanent and term life insurance are available with your one policy.

The stated death benefit is the permanent element of your policy. The adjustable term insurance rider is

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the term insurance element of your policy. See Adjustable Term Insurance Rider, page 28.

Generally we require a minimum total death benefit of $250,000 to issue a policy. If you have an adjustable term insurance rider, the minimum stated death benefit to issue a policy is $100,000, as long as your total death benefit is at least $250,000.

It may be to your economic advantage to include part of your insurance coverage under the adjustable term insurance rider. Both the cost of insurance under the adjustable term insurance rider and the cost of insurance for the base death benefit are deducted monthly from your account value and generally increase with the age of the insured people. Use of the adjustable term insurance rider may reduce the sales compensation, but may increase the monthly cost of insurance. See Adjustable Term Insurance Rider, page 28.

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Death Benefit Summary

This chart assumes no death benefit option changes and no requested or scheduled increases or decreases in stated or target death benefit and that partial withdrawals are less than the premium we receive.

	Option A	Option B
Stated Death Benefit	The amount of policy death benefit at issue, not including rider coverage. This amount stays level throughout the life of the policy.	The amount of policy death benefit at issue, not including rider coverage. This amount stays level throughout the life of the policy.
Base Death Benefit	The greater of the stated death benefit or the account value multiplied by the appropriate factor from the definition of life insurance factors.	The greater of the stated death benefit plus the account value or the account value multiplied by the appropriate factor from the definition of life insurance factors.
Target Death Benefit	Stated death benefit plus adjustable term insurance rider benefit. This amount remains level throughout the life of the policy.	Stated death benefit plus adjustable term insurance rider benefit. This amount remains level throughout the life of the policy.
Total Death Benefit	The greater of the target death benefit or the base death benefit.	The greater of the target death benefit plus the account value or the base death benefit.
Adjustable Term Insurance Rider Benefit	The total death benefit minus base death benefit, but not less than zero. If the account value multiplied by the death benefit corridor factor is greater than the stated death benefit, the adjustable term insurance benefit will be decreased. It will be decreased so that the sum of the base death benefit and the adjustable term insurance rider benefit is not greater than the target death benefit. If the base death benefit becomes greater than the target death benefit, then the adjustable term insurance rider benefit is zero.	The total death benefit minus the base death benefit, but not less than zero. If the account value multiplied by the death benefit corridor factor is greater than the stated death benefit plus the account value, the adjustable term insurance rider benefit will be decreased. It will be decreased so that the sum of the base death benefit and the adjustable term insurance rider benefit is not greater than the target death benefit plus the account value. If the base death benefit becomes greater than the target death benefit plus the account value, then the adjustable term insurance rider benefit is zero.

Base Death Benefit

Your base death benefit can be different from your stated death benefit as a result of:

  your choice of death benefit option;
  increases or decreases in the stated death benefit; or
  a change in your death benefit option.

Federal income tax law requires that your death benefit be at least as much as your account value multiplied by a factor defined by law. This factor is based on:

  the insured people's joint equivalent age;
  the insured people's gender;
  the guideline premium/cash value corridor test for the federal income tax law definition of life insurance. See Appendix A, page 170.

As long as your policy is in force, we will pay the death proceeds to your beneficiary(ies) calculated at the date of death of the second of the insured people. The beneficiary(ies) is(are) the person (people) you name to receive the death proceeds from your policy. The death proceeds are:

  your base death benefit; plus
  rider benefits; minus
  your outstanding policy loan with accrued loan interest; minus outstanding policy charges incurred before the death of the second of the insured people.

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There could be outstanding policy charges if the date of death of the second of the insured people happens while your policy is in the grace period or in the five-year special continuation period.

Death Benefit Options

You have a choice of two death benefit options: option A or option B (described below). Your choice may result in your base death benefit being greater than your stated death benefit.

If you choose death benefit option A, your base death benefit is the greater of:

  your stated death benefit on the date of death of the second of the insured people; or
  your account value on the date of death of the second of the insured people multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A or B.

With option A, positive investment performance generally reduces your net amount at risk, which lowers your policy's cost of insurance charge. Option A offers insurance coverage that is a set amount with potentially lower cost of insurance charges over time.

Under death benefit option B, your base death benefit is the greater of:

  your stated death benefit plus your account value on the date of death of the second of the insured people; or
  your account value on the date of death of the second of the insured people multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A or B.

With option B, investment performance is reflected in your insurance coverage.

Death benefit option B is not available during the continuation of coverage period. If you select option B on your policy, it automatically converts to death benefit option A when the continuation of coverage period begins. See Continuation of Coverage, page 31.

Changes in Death Benefit Options

You may request a change in your death benefit option at any time on or after your first monthly processing date and before the continuation of coverage period begins. A death benefit option change applies to your entire stated or base death benefit. Changing your death benefit option may reduce or increase your target death benefit, as well as your stated death benefit.

You may change from death benefit option A to option B or from option B to option A. For you to change from death benefit option A to option B, we may require proof that the insured people are insurable under our normal rules of underwriting.

Your death benefit option change is effective on your next monthly processing date after we approve it, so long as at least one day remains before your monthly processing date. If less than one day remains before your monthly processing date, the change will be effective on your second following monthly processing date.

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our customer service center so that we can make this change for you.

We may not approve a death benefit option change if it reduces the target death benefit below the minimum we require to issue your policy.

On the effective date of your option change, your stated death benefit changes as follows:

Change From	Change To	Stated Death Benefit Following Change:

Option A	Option B	your stated death benefit before the change minus your account value as of the effective date of the change.

Option B	Option A	your stated death benefit before the change plus your account value as of the effective date of the change.

We increase or decrease your stated death benefit to keep the net amount at risk the same on the date of your death benefit option change. There is no change to the amount of coverage under your adjustable term

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insurance rider. See Cost of Insurance Charge, page 47.

If you change your death benefit option, we adjust the stated death benefit for each of your segments by allocating your account value to each benefit segment. For example, if you change from death benefit option A to option B, your stated death benefit is decreased by the amount of your account value allocated to each segment. If you change from death benefit option B to option A, your stated death benefit is increased by the amount allocated to each segment.

We do not impose a surrender charge for any decrease in your stated death benefit because you change your death benefit option.

Changes in Death Benefit Amounts

Contact your agent/registered representative or our customer service center to request a change in your policy's death benefit. The change is effective as of the next monthly processing date after we approve your request. Your requested change must be for at least $1,000.

After we make your requested change, we will send you a new schedule page. Keep it with your policy. Or we may ask you to send your policy to us so that we can make the change for you.

You may change the target death benefit once in a policy year.

We may not approve a requested change if it will disqualify your policy as life insurance under federal income tax law. If we disapprove a change for any reason, we provide you with a notice of our decision. See Tax Considerations, page 53.

You may request a decrease in the stated death benefit only after your first policy anniversary.

If you decrease your death benefit, you may not decrease your target death benefit below the minimum we require to issue your policy.

Requested reductions in the death benefit amount will first decrease the target death benefit. We decrease your stated death benefit only after your adjustable term insurance rider coverage is reduced to zero. If you have more than one segment, we divide decreases in stated death benefit among your benefit segments pro rata unless law requires differently.

You may increase your target or stated death benefit on or after your first monthly processing date and before the policy anniversary when the joint equivalent age of the insured people is 85.

You must provide satisfactory evidence that the insured person is still insurable to increase your death benefit. Unless you tell us differently, we assume your request for an increase in your target death benefit is also a request for an increase to your stated death benefit. Thus, the amount of your adjustable term insurance rider will not change.

The initial death benefit segment, or first segment, is the stated death benefit on your policy's effective date. A requested increase in stated death benefit will cause a new segment to be created. Once created, it is permanent unless law requires differently. The segment year runs from the segments effective date to its anniversary.

Each new segment may have:

  a new initial sales charge;
  a new deferred sales charge;
  new cost of insurance charges, guaranteed and current;
  a new incontestability period;
  a new suicide exclusion period; and
  a new target premium.

We allocate the net amount at risk among segments in the same proportion that each segment bears to the total stated death benefit. Premiums we receive after an increase are applied to your policy segments in the same proportion as the target premium for each segment bears to the total target premium for all segments. For each coverage segment, your schedule shows your target premium which is used to determine your initial sales charge and deferred sales charge.

There may be tax consequences as a result of a change in your death benefit amount. Consult your tax adviser before making a change. See Tax Status of the Policy, page 53 and Modified Endowment Contracts, page 54.

Guaranteed Minimum Death Benefit

The guaranteed minimum death benefit may be put in force only at policy issue. This option extends the period that your policy's stated death benefit remains

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in effect even if the variable investment options perform poorly. It has a guarantee period that lasts until the continuation of coverage period begins, so long as you meet all requirements.

The guaranteed minimum death benefit coverage does not apply to riders, including the adjustable term insurance rider. Therefore, if your net cash surrender value is not enough to pay the deductions as they come due on your policy and if your policy is no longer in the special continuation period, only the stated death benefit portion of your coverage is guaranteed to stay in force.

Charges for your guaranteed minimum death benefit and base coverage are deducted each month to the extent that there is sufficient net account value to pay these charges. If there is not sufficient net account value to pay a charge, it is permanently waived. Deduction of charges will resume once there is sufficient net account value.

The guaranteed minimum death benefit feature is not available in some states.

Requirements to Maintain the Guarantee Period

To qualify for the guaranteed minimum death benefit you must pay an annual premium higher than the minimum annual premium. This higher premium is called the guarantee period annual premium. The guarantee period monthly premium is one-twelfth of the guarantee period annual premium. Your net account value must meet certain diversification requirements.

Your guarantee period annual premium is based on a percentage of the guideline level premium calculated under the federal tax laws. Your guideline level annual premium depends on:

  your policy's target death benefit;
  each insured person's age, gender, premium class and underwriting characteristics;
  the death benefit option you chose;
  additional rider coverage on your policy; and
  other additional benefits on your policy.

At each monthly processing date we test to see if you have paid enough premium to keep your guarantee in place. We calculate:

  actual premiums we receive; minus
  the amount of any partial withdrawals you make; minus
  policy loan amounts you take with accrued loan interest. This amount must equal or exceed;
  the sum of the guarantee period monthly premium payments for each policy month starting with your first policy month through the end of the policy month that begins on the current monthly processing date.

You must continually meet the requirements of the guarantee period for this feature to remain in effect. We show the guarantee period annual premium on your policy schedule. If your policy benefits increase, the guarantee period annual premium increases.

In addition, the guarantee period ends if your net account value on any monthly processing date is not diversified as follows:

  your net account value must be invested in at least five investment options; and
  no more than 35% of your net account value may be invested in any one investment option.

Your policy will continue to meet the diversification requirements if:

  you have automatic rebalancing and you meet the two diversification tests listed above; or
  you have dollar cost averaging which results in transfers into at least four investment options with no more than 35% of any transfer directed to any one investment option.

See Dollar Cost Averaging, page 34 and Automatic Rebalancing, page 34.

If you choose the guaranteed minimum death benefit, you must make sure your policy satisfies the premium test and diversification test. If you fail to satisfy either test we send you a notice and give you a thirty day opportunity to correct this. If you do not correct it, this feature terminates. Once it terminates, you cannot reinstate the guaranteed minimum death benefit feature. The guarantee period annual premium then no longer applies to your policy.

Riders

Your policy may include benefits, attached by rider. A rider may have an additional cost. You may cancel riders at any time.

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Periodically we may offer other riders not listed here. Contact your agent/registered representative for a complete list of riders available.

Riders may have tax consequences. See Modified Endowment Contracts, page 54.

Adjustable Term Insurance Rider

You may increase your death proceeds by adding an adjustable term insurance rider on or at any time before the insured people's joint equivalent age of 85, assuming both insured people are alive and insurable. This rider allows you to schedule the pattern of death benefits appropriate for your anticipated needs. As the name suggests, the adjustable term insurance rider adjusts over time to maintain your desired level of coverage.

You specify a target death benefit when you apply for this rider. The target death benefit can be level for the life of your policy or can be scheduled to change at the beginning of a selected policy year(s). See Death Benefits, page 23.

The adjustable term insurance rider death benefit is the difference between your target death benefit and your base death benefit, but not less than zero. The rider's death benefit automatically adjusts daily as your base death benefit changes. This feature is called adjustable term insurance rider blending.

We generally require a minimum target death benefit of $250,000 to issue a policy. If you have an adjustable term insurance rider, the minimum stated death benefit to issue a policy is $100,000, as long as your target death benefit is at least $250,000.

We generally restrict your target death benefit to an amount not more than ten times your stated death benefit at issue. Under certain circumstances, we will be willing to allow you to specify a target death benefit of up to twenty-two times your stated death benefit during the first four policy years. After this four-year period, the normal target death benefit maximum would apply.

Your death benefit depends on which death benefit option is in effect:

     Option A:     If option A is in effect, the total death benefit is the greater of:

                    a.     the target death benefit; or
                    b.     the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

     Option B:     If option B is in effect, the total death benefit is the greater of:

                    a.     the target death benefit plus the account value; or
                    b.     the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

For example, under option A, assume your base death benefit changes as a result of changes in your account value. The adjustable term insurance rider adjusts to provide death benefits equal to your target death benefit in each year:

Base Death Benefit	Target Death Benefit	Adjustable Term Insurance Rider Amount

$201,500	$250,000	$48,500
202,500	250,000	47,500
202,250	250,000	47,750

It is possible that the amount of your adjustable term insurance may be zero if your base death benefit increases enough. Using the same example, if the base death benefit under your policy grew to $250,000 or more, the adjustable term insurance coverage would be zero.

Even when the adjustable term insurance is reduced to zero, your rider remains in effect until you remove it from your policy. Therefore, if later the base death benefit drops below your target death benefit, the adjustable term insurance rider coverage reappears to maintain your target death benefit.

You may change the target death benefit schedule after it is issued, based on our rules. See Changes in Death Benefit Amounts, page 26.

We may deny future, scheduled increases to your target death benefit if you cancel a scheduled change or if you ask for an unscheduled decrease in your target death benefit.

Partial withdrawals, changes from death benefit option A to option B and base decreases may reduce your target death benefit. See Partial Withdrawals, page 36 and Changes in Death Benefit Options, page 25.

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There is no defined premium for a given amount of adjustable term insurance coverage. Instead, we deduct a separate monthly cost of insurance charge from your account value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage multiplied by the adjustable term death benefit in effect at the monthly processing date. The cost of insurance rates are determined by us from time to time. They are based on the issue ages, genders and premium classes of the insured people, as well as the length of time since your policy date. Rates will not exceed 125% of the 1980 Commissioner's Standard Ordinary Sex and Smoker Distinct Mortality Table. The monthly guaranteed maximum cost of insurance rates for this rider will be in your policy. See Cost of Insurance Charge, page 47.

If the target death benefit is increased by you after the rider is issued, we use the same cost of insurance rate schedule for the entire coverage for this rider. These rates are based on the original premium classes even though new evidence of insurability is required for the increased schedule.

Not all policy features apply to the adjustable term insurance rider. The rider does not contribute to the policy account value nor to surrender value. It does not affect investment performance and cannot be used for a policy loan. The adjustable term insurance rider provides benefits only at the death of the second of the insured people.

Single Life Term Insurance Rider

This rider provides a benefit upon the death of one of the primary insured people under your policy. You may choose to add a single life term insurance rider for just one insured person. Alternatively, you may add two single life term insurance riders: one for each insured person. You may add this rider to your policy at any time if both insured people are alive and insurable according to our rules.

We will issue the single life term insurance rider on an insured person who is between the ages of 15 and 85. Coverage may continue until the earlier of when:

  the insured person covered by this rider reaches age 100;
  the continuation of coverage provision becomes effective;
  use of the guaranteed minimum death benefit terminates this rider;
  the insured person covered by this rider dies;
  the grace period expires; or
  the policy is surrendered.

See Continuation of Coverage, page 31 and Guaranteed Minimum Death Benefit, page 26.

The minimum amount of coverage for a single life term insurance rider is $1,000. The maximum coverage under this rider is subject to our underwriting determinations. At issue, you may schedule the rider's death benefit to increase or decrease.

Your request for an increase or decrease in rider coverage is effective on the next monthly processing date after we approve your request. There may be underwriting or other requirements which must be met before we approve your request. A requested change in your coverage must be for at least $1,000.

If you schedule or request an increase after issue, the person insured under this rider will be subject again to our underwriting requirements.

The charge for this rider is based on the age, gender, premium class and underwriting characteristics of the insured person. The charge for this rider is deducted on each monthly processing date as a cost per each $1,000 of the net amount at risk under the rider. See the policy schedule pages for information on your actual cost. There are no surrender charges for decreases in the amount of coverage under the single life term rider.

Special Features

Designated Deduction Investment Option

You may designate an investment option from which we deduct your monthly charges. You may make this designation at any time. You may not select the loan division.

If you do not choose a designated deduction investment option or if the amount in your designated deduction investment option is not enough to cover the deductions and charges, the charges will be taken from the variable and guaranteed interest divisions in the same proportion that your account value in each has to your total net account value on the monthly processing date.

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Policy Split Option

Under certain circumstances, you may exchange your policy for two single life insurance policies: one on each of the two insured people. The policy split option has its own insurability requirements which may be met at or before the time your policy is split. Evidence of insurability is required for a new single life policy where coverage is greater than 50% of your original policy death benefit or for an insured person who is subject to certain underwriting ratings.

On the effective date of the policy split, the available death benefit under your policy will be divided between the two new single life insurance policies. You may take less than the maximum death benefit amount available. If the total death benefit for the two new single life insurance policies is less than the total death benefit under the one policy before the split, there may be a surrender charge. See Surrender Charge, page 49.

Unless law requires otherwise, you may use the policy split option if:
     a)     three months following the effective date of a final divorce decree regarding the marriage of the two insured people;
     b)     there is a change to the federal estate tax law which results in either:
               i)     removal of the unlimited marital deduction provision; or
               ii)     a reduction in the current maximum federal estate tax of at least 50% after your policy date; or
     c)     there is a dissolution of business conducted or owned by the two insured people.

You must send us written notice of your election to use the policy split option within 180 days of the occurrence of an eligible event. You must provide satisfactory evidence that the event has occurred.

The effective date of the policy split is the first monthly processing date after we approve it. The insurance coverage under the two individual life insurance policies will start on the effective date of the policy split only if both insured people are alive on that date. If either insured person is not alive on that date, your exchange is void.

All terms and conditions of the new policies apply once your policy is split and they may differ from those of this policy. Consult your new single life insurance policies.

The premiums for each new policy will be based on each insured person's age, gender and premium class at the time of the split of your policy. Premiums will be due for each new policy under the terms of the new policy. The cash surrender value of the old policy will be allocated to the new policies on the effective date in the same proportion that the stated death benefit was divided between the two single life insurance policies, unless we agree to a different allocation. If this allocation causes an increase in the stated death benefit of either of the new single life policies, we may limit the cash surrender value you may apply to each new policy. Any remaining cash surrender value will be paid to you in cash and may be taxable.

If you have an outstanding policy loan it will be divided and transferred to each new single life insurance policy in the same proportion as your cash surrender value is allocated. Any remaining loan balance must be paid before the effective date of the policy split. Any person or entity to which you have assigned your policy must agree to the policy split. An assignment of your policy generally will apply to each new single life insurance policy.

If you have a single life term insurance rider on your policy at the date of the policy split, you may have a term insurance rider insuring the same insured person, if that rider is available, on the new policy. Other riders may or may not be available on the new policies and may be subject to new proof of insurability.

Exercising the policy split option may be treated as a taxable transaction. Moreover, the two single life insurance policies could be treated as modified endowment contracts. See Tax Considerations, page 53.

You may not split your policy into two single life insurance policies if any of the following has happened:
     a)     the continuation of coverage period has begun;
     b)     one of the insured people has died;
     c)     your policy grace period has ended; or
     d)     your policy has been terminated or surrendered.

You should consult a tax adviser before exercising the policy split option.

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Right to Exchange Policy

During the first 24 months after your policy date, you have the right to exchange your policy for a guaranteed policy, unless law requires differently. We transfer the amount you have in the variable division to the guaranteed interest division. We allocate all future net premiums only to the guaranteed interest division. We do not allow future payments or transfers to the variable division after you exercise this right.

We will not charge you for this exchange. See Guaranteed Interest Division, page 18.

Policy Maturity

You may surrender your policy at any time. At the policy anniversary nearest the younger insured person's 100th birthday if you do not want the continuation of coverage feature become effective, you may surrender the policy for the net account value and end coverage. Part of this payment may be taxable. You should consult your tax adviser.

Continuation of Coverage

The continuation of coverage feature allows your insurance coverage to continue beyond policy maturity. If on the policy anniversary nearest the younger insured person's 100th birthday you allow the continuation of coverage feature to become effective, we:

  convert target death benefit to stated death benefit;
  convert death benefit option B to death benefit option A, if applicable;
  terminate all riders;
  transfer your net account value (excluding the amount in the loan division) into the guaranteed interest division; and
  terminate dollar cost averaging and automatic rebalancing.

Your insurance coverage continues until the death of the second of the insured people, unless the policy lapses or is surrendered. However:

       we accept no further premium payments;
       we deduct no further charges except loan interest and partial withdrawal charges, if applicable;
       your monthly deductions cease; and
       you may not make transfers into the variable division.

During the continuation of coverage period, you may take policy loans or partial withdrawals from your policy. If we pay a persistency refund on the guaranteed interest division, it will be credited to your policy. See Persistency Refund, page 49.

If you have an outstanding policy loan, interest continues to accrue. If you fail to make sufficient loan or loan interest payments, it is possible that the loan balance plus accrued interest may become greater than your account value and cause your policy to lapse. To avoid this lapse, you may make loan and loan interest payments during the continuation of coverage period.

If you wish to stop coverage during the continuation of coverage period, you may surrender your policy and receive the net account value. There is no surrender charge during the continuation of coverage period . All normal consequences of surrender apply. See Surrender, page 40 and Surrender Charge, page 49.

The continuation of coverage feature may not be available in all states. If a state has approved this feature, it is an automatic feature and you do not need to take any action to activate it.

The tax consequences of coverage continuing beyond the younger insured's person's 100th birthday are uncertain. You should consult a tax adviser as to those consequences.

Policy Values

Account Value

Your account value is the total amount you have in the guaranteed interest division, the variable division and the loan division. Your account value reflects:

  net premiums applied;
  charges deducted;
  loan interest deducted;
  partial withdrawals taken;
  investment performance of the variable investment options;
  interest earned on the guaranteed interest division; and
  interest earned on the loan division.

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Net Account Value

Your policy's net account value is your account value minus the amount of your outstanding policy loan and accrued loan interest, if any.

Cash Surrender Value

Your cash surrender value is your account value minus the applicable surrender charge due.

Net Cash Surrender Value

Your net cash surrender value is your cash surrender value minus the amount of your outstanding policy loan and accrued loan interest, if any.

Determining Values in the Variable Division

The amounts in the variable division are measured by accumulation units and accumulation unit values. The value of a variable investment option is the accumulation unit value for that option multiplied by the number of accumulation units you own in that option. Each variable investment option has a different accumulation unit value.

The accumulation unit value is the value of one accumulation unit determined on each valuation date. The accumulation unit value of each variable investment option varies with the investment performance of the underlying portfolio. It reflects:

  investment income;
  realized and unrealized gains and losses;
  investment portfolio expenses; and
  daily mortality and expense risk charges we take from the separate account.

See How We Calculate Accumulation Unit Values, page 32.

You purchase accumulation units when you allocate premium or make transfers to a variable investment option, including transfers from the loan division.

We redeem accumulation units:

  when amounts are transferred from a variable investment option (including transfers to the loan division);
  for your policy's monthly deductions from your account value;
  for policy transaction charges;
  when you take a partial withdrawal;
  when you surrender your policy; and
  to pay the death proceeds.

We calculate the number of accumulation units purchased or sold by:

  dividing the dollar amount of your transaction by:
  the accumulation unit value for that variable investment option calculated at the close of business on the valuation date of the transaction.

A valuation date is one on which the net asset value of the investment portfolio shares and unit values of the variable investment options are determined. Valuation dates are each day the New York Stock Exchange and the company's customer service center are open for business, except for days on which a corresponding investment portfolio does not value its shares, or any other day as required by law. Each valuation date ends at 4 p.m. Eastern Time. Our customer service center may not be open for business on: New Year's Day, Martin Luther King, Jr.'s birthday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving, Christmas Day and the day before or after Christmas.

The date of a transaction is the date we receive your premium or transaction request at our customer service center, so long as the date of receipt is a valuation date. We use the accumulation unit value which is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.

We take monthly deductions from your account value on the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

The value of amounts allocated to the variable investment options goes up or down depending on investment performance of the underlying investment portfolio.

For amounts in the variable investment options, there is no guaranteed minimum value.

How We Calculate Accumulation Unit Values

We determine accumulation unit values on each valuation date.

We generally set the accumulation unit value for a variable investment option at $10 when the investment option is first opened. After that first

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date, the accumulation unit value on any valuation date is:

  the accumulation unit value for the preceding valuation date multiplied by the variable investment option's accumulation experience factor for the valuation period.

Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.

We calculate an accumulation experience factor for each variable investment option every valuation date as follows:

  We take the share value of the underlying portfolio shares as reported to us by the investment portfolio managers as of the close of business on that valuation date.
  We add dividends or capital gain distributions declared per share and reinvested by the investment portfolio on the date that the share value is affected. If applicable, we subtract a charge for taxes.
  We divide the resulting amount by the value of the shares in the underlying investment portfolio at the close of business on the previous valuation date.
  We then subtract the mortality and expense risk charge under your policy. The daily charge is .002466% (.90% annually) of the accumulation unit value. If the previous day was not a valuation date, the charge is multiplied by the number of days since the last valuation date.
Transfers of Account Value

You may make transfers among the variable investment options or the guaranteed interest division in each policy year. If your state requires a refund of premium during the free look period, you may not make transfers until after your free look period ends. We do not limit the number of transfers you may make. You may not make transfers during the continuation of coverage period.

You may make transfer requests in writing, or by telephone if you have telephone privileges, to our customer service center. Your transfer takes effect on the valuation date we receive your request. The minimum amount you may transfer is $100. This minimum does not need to come from one investment option or be transferred to one investment option as long as the total amount you transfer is at least $100. However, if the amount remaining in an investment option is less than $100 and you make a transfer request from that investment option, we transfer the entire amount.

Excessive Trading

Excessive trading activity can disrupt investment portfolio management strategies and increase portfolio expenses through:

  increased trading and transaction costs;
  forced and unplanned portfolio turnover;
  lost opportunity costs; and
  large asset swings that decrease the investment portfolio's ability to provide maximum investment return to all policyowners.

In response to excessive trading, we may place restrictions or refuse transfers made by third-party agents acting on behalf of owners such as market timing services. We will refuse or place restrictions on transfers when we determine, in our sole discretion, that transfers are harmful to the investment portfolios or to policyowners as a whole.

Guaranteed Interest Division Transfers

Transfers into the guaranteed interest division are not restricted.

You may transfer amounts from the guaranteed interest division only in the first 30 days of each policy year. Transfer requests received within 30 days before your policy anniversary will be processed on your policy anniversary. A request received by us within 30 days after your policy anniversary is effective on the valuation date we receive it. Transfer requests made at any other time will not be processed.

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Transfers from the guaranteed interest division in each policy year are limited to the largest of:

  25% of your guaranteed interest division balance at the time of your first transfer or withdrawal out of it in that policy year;
  the sum of the amounts you have transferred and withdrawn from the guaranteed interest division in the prior policy year; or
  $100.

Dollar Cost Averaging

If your policy has at least $10,000 invested in either qualifying source investment portfolio, you may elect dollar cost averaging. The qualifying source investment portfolio is the GCG Liquid Asset Portfolio. The main goal of dollar cost averaging is to protect your policy values from short-term price changes.

Dollar cost averaging does not assure a profit nor does it protect you against a loss in a declining market.

This systematic plan of transferring account values is intended to reduce the risk of investing too much when the price of an investment portfolio's shares is high. It is intended to reduce the risk of investing too little when the price of an investment portfolio's shares is low. Since you transfer the same dollar amount to other investment options each period, you purchase more units in an investment option when the unit value is low and you purchase fewer units if the unit value is high.

There is no charge for this feature.

You may add dollar cost averaging to your policy at any time. The first dollar cost averaging date must be at least one day after we receive your dollar cost averaging request. If your state requires refund of all premiums we receive during the free look period, dollar cost averaging cannot begin until your free look period has ended.

With dollar cost averaging, you designate either a dollar amount or a percentage of your account value for automatic transfer from a qualifying source investment portfolio. Each period we automatically transfer the amount you select from your chosen source investment portfolio to one or more other variable investment options. You may not use the guaranteed interest division or the loan division in dollar cost averaging.

The minimum percentage you may transfer to any one investment option is 1% of the total amount you transfer. You must transfer at least $100 on each dollar cost averaging transfer date.

Dollar cost averaging may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. Unless you tell us otherwise, dollar cost averaging automatically takes place monthly on the monthly processing date.

You may have both dollar cost averaging and automatic rebalancing at the same time. However, the dollar cost averaging source investment portfolio cannot be included in your automatic rebalancing program.

Changing Dollar Cost Averaging

You may change your dollar cost averaging program one time per policy year. If you have telephone privileges, you may change the program by telephoning our customer service center. See Telephone Privileges, page 42.

Terminating Dollar Cost Averaging

You may cancel dollar cost averaging by sending satisfactory notice to our customer service center. We must receive it at least one day before the next dollar cost averaging date.

Dollar cost averaging will terminate if on the date:

  you specify; or
  your balance in the source investment portfolio reaches a dollar amount you set; or
  the amount in the source investment portfolio is equal to or less than the amount to be transferred on a dollar cost averaging date. We will transfer the remaining amount and dollar cost averaging ends.
Automatic Rebalancing

Automatic rebalancing is a method of maintaining a consistent approach to investing account values over time and simplifying the process of asset allocation among your chosen investment options.

There is no charge for this feature.

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If you choose this feature, on each rebalancing date we transfer amounts among the investment options to match your pre-set automatic rebalancing allocation. After the transfer, the ratio of your account value in each investment option to your total account value for all investment options included in automatic rebalancing matches the automatic rebalancing allocation percentage you set for that investment option. This action rebalances the amounts in the investment options that do not match your set allocation. This mismatch can happen if an investment option outperforms the other investment options for that time period.

You may choose the automatic rebalancing feature on your application or later by completing our customer service form. Automatic rebalancing may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. If you do not specify a frequency, automatic rebalancing will occur quarterly.

The first transfer occurs on the date you select (after your free look period ends if your state requires return of premium during the free look period). If you do not request a date, processing is on the last valuation date of the calendar quarter we receive your request.

When you choose automatic rebalancing allocations, you may choose up to eighteen total investment options. See Maximum Number of Investment Options, page 19.

You may have both automatic rebalancing and dollar cost averaging at the same time. However, the source investment portfolio for your dollar cost averaging cannot be included in your automatic rebalancing program. You may not include the loan division in your automatic rebalancing program.

Changing Automatic Rebalancing

You may change your allocation percentages for automatic rebalancing at any time. Your allocation change is effective on the valuation date that we receive it at our customer service center. If you reduce the amount allocated to the guaranteed interest division, it is considered a transfer from that division. You must meet the requirements for the maximum transfer amount and time limitations on transfers from the guaranteed interest division. See Transfers of Account Value, page 33.

If you have automatic rebalancing and the guaranteed minimum death benefit and you ask for an allocation which does not meet the guaranteed minimum death benefit diversification requirements, we will notify you that the allocation needs to be changed and ask you for revised instructions. See Guaranteed Minimum Death Benefit, page 26.

Terminating Automatic Rebalancing

You may terminate automatic rebalancing at any time, as long as we receive your notice of termination at least one day before the next automatic rebalancing date.

If you have the guaranteed minimum death benefit and you terminate the automatic rebalancing feature, you still must meet the diversification requirements of your net account value for the guarantee period to continue. See Guaranteed Minimum Death Benefit, page 26.

Policy Loans

The loan division is part of our general account specifically designed to hold money used as collateral for loans and loan interest.

You may borrow from your policy after the first monthly processing date, by using your policy as security for a loan, or as otherwise required by law. The amount you borrow is called a policy loan. Your policy loan is:

  the amount you borrow from your policy; plus
  policy loan interest that is capitalized when due; minus
  policy loan or interest repayments you make.

Unless law requires differently, a new policy loan must be at least $100. The maximum amount you may borrow, unless required differently by law, is your net cash surrender value minus the monthly deductions to your next policy anniversary or 13 monthly deductions if you take a loan within thirty days before your next policy anniversary.

Your request for a policy loan must be directed to our customer service center. If you have telephone privileges, you may request a policy loan of less than

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$25,000 by telephoning our customer service center. See Telephone Privileges, page 42.

When you request a loan you may specify one investment option from which the loan will be taken. If you do not specify one, the loan will be taken proportionately from each active investment option you have, including the guaranteed interest division.

When you take a policy loan, we transfer an amount equal to your policy loan to the loan division. We follow this same process for loan interest due at your policy anniversary. We credit the loan division with interest at an annual rate of 4%.

If you request an additional loan, we add the new loan amount to your existing policy loan. This way, there is only one loan outstanding on your policy at any time.

Loan interest charges on your policy loan accrue daily at a maximum annual interest rate of 4% for preferred loans and 6% for non-preferred loans. Interest is due in arrears on each policy anniversary. If you do not pay your interest when it is due, we add it to your policy loan balance.

Preferred Loans

A preferred loan amount is an amount taken after the tenth policy anniversary.

During each policy year in which your policy qualifies for preferred loan eligibility, the first loan will be considered a preferred loan amount up to a maximum of 10% of the net account value. An amount taken later in that same year will not be considered a preferred loan. In the 21st policy year and thereafter, we consider all loan balances to be preferred loan amounts.

If the preferred loan amount you take during any policy year is less than the maximum allowed, you may not carry over the balance to increase the eligible preferred loan amount in any following policy year.

Loan Repayment

You may repay your policy loan at any time while your policy is in force. We assume that payments you make, other than scheduled premiums, are policy loan repayments. You must tell us if you want payments to be premium payments.

When you make a loan repayment, we transfer an amount equal to your payment from the loan division to the variable investment options and the guaranteed interest division in the same proportion as your current premium allocation, unless you tell us otherwise.

Effects of a Policy Loan on Your Policy

Taking a loan decreases the amount you have in the investment options. Accruing loan interest will change your net account value as compared to what it would have been if you did not take a loan.

Even if you repay your loan, it has a permanent effect on your account value. The benefits under your policy may be affected.

The loan is a first lien on your policy. If you do not repay your policy loan, we deduct your outstanding policy loan and accrued loan interest from the death proceeds payable or the cash surrender value payable on surrender.

Failure to repay your loan may affect the guaranteed minimum death benefit feature and the length of time your policy remains in force. If you use the continuation of coverage feature and you have a policy loan, loan interest continues to accrue. Policy loans may cause your policy to lapse if your net cash surrender value is not enough to pay your deductions each month. See Lapse, page 37.

Policy loans may have tax consequences. If your policy lapses with a loan outstanding, you may have further tax consequences. See Distributions Other than Death Benefits from Modified Endowment Contracts, page 54, and Distributions Other than Death Benefits from Policies That Are Not Modified Endowment Contracts, page 55.

Partial Withdrawals

You may request a partial withdrawal to be processed on any valuation date after your first policy anniversary by contacting our customer service center. You make a partial withdrawal when you withdraw part of your net cash surrender value. If your request is by telephone, it must be for less than $25,000 and may not cause a decrease in your death benefit. Otherwise, your request must be in writing. See Telephone Privileges, page 42.

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You may take up to twelve partial withdrawals per policy year. The minimum withdrawal is $100. The maximum you may take is that which leaves $500 as your net cash surrender value. You may not withdraw from the guaranteed interest division an amount greater than your total withdrawal multiplied by the proportion of your account value in the guaranteed interest division to your net account value immediately prior to the withdrawal. If you request a withdrawal of more than this maximum, you must surrender your policy or reduce the withdrawal amount.

When you take a partial withdrawal, we deduct the withdrawal amount plus a service fee from your account value. If applicable, we deduct a surrender charge from your account value if your partial withdrawal causes a reduction in your stated death benefit. See Charges, Deductions and Refunds, page 46.

Unless you tell us otherwise, we will make a partial withdrawal from the guaranteed interest division and the variable investment options in the same proportion that each has to your net account value immediately before your withdrawal. You may select one investment option from which your partial withdrawal will be taken. If you select the guaranteed interest division, however, the amount withdrawn from it may not be for more than your total withdrawal multiplied by the ratio of your account value in the guaranteed interest division to your total net account value immediately before the partial withdrawal transaction.

Partial withdrawals may have adverse tax consequences. See Distributions Other than Death Benefits from Modified Endowment Contracts, page 54, and Distributions Other than Death Benefits from Policies That Are Not Modified Endowment Contracts, page 55.

Partial Withdrawals under Death Benefit Option A

If you selected death benefit option A, it is your first partial withdrawal of the policy year, no more than fifteen years have passed since your policy date and the joint equivalent age of the insured people is not yet age 81, you may make a partial withdrawal of up to the greater of 10% of your account value, or 5% of your stated death benefit without decreasing your stated death benefit.

Otherwise, amounts you withdraw will reduce your stated death benefit by the amount of the withdrawal unless your policy death benefit has been increased due to the federal income tax definition of life insurance. If your policy death benefit has been increased due to the federal income tax definition of life insurance at the time of the partial withdrawal, then at least part of your partial withdrawal may be made without reducing your stated death benefit.

Partial Withdrawals under Death Benefit Option B

If you have selected death benefit option B, a partial withdrawal does not reduce your stated or target death benefit. However because your account value is reduced, we reduce the total death benefit by at least the partial withdrawal amount.

Stated Death Benefit and Target Death Benefit Reductions

Regardless of your chosen death benefit option, partial withdrawals do not reduce your stated death benefit if:

  your base death benefit has been increased to qualify your policy as life insurance under the federal income tax laws; and
  you withdraw an amount that is no greater than the amount that reduces your account value to a level which no longer requires your base death benefit to be increased to qualify as life insurance for federal income tax law purposes. See Tax Status of the Policy, page 53.

We require a minimum stated death benefit and a minimum target death benefit to issue your policy. You may not take a partial withdrawal if it reduces your stated death benefit or target death benefit below this minimum. See Policy Issuance, page 20.

We will send a new policy schedule page for your policy showing the effect of your withdrawal if there is any change to your stated death benefit or your target death benefit.

In order to make this change, we may ask that you return the policy to our customer service center. Your withdrawal and any reductions in the death benefits are effective as of the valuation date on which we receive your request. See Distributions Other than Death Benefits from Modified Endowment Contracts, page 54, and Distributions Other than Death Benefits from Policies That Are Not Modified Endowment Contracts, page 55.

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Lapse

Your insurance coverage continues as long as your net cash surrender value is enough to pay your deductions each month. Lapse does not apply if either the guaranteed minimum death benefit or the special continuation period is in effect and you have met all requirements. See Special Continuation Period, page 21 and Guaranteed Minimum Death Benefit, page 26.

If the continuation of coverage feature is active, your policy could still lapse if there is an outstanding policy loan even though there are no further monthly deductions.

Grace Period

Your policy enters a 61-day lapse grace period if, on a monthly processing date:

  your net cash surrender value is zero (or less);
  the five-year special continuation period has expired, or you have not paid the required special continuation period premium; and
  you do not have the guaranteed minimum death benefit or it has expired or terminated.

We notify you that your policy is in a grace period at least 30 days before it ends. We send this notice to you (or a person to whom you have assigned your policy) at your last known address in our records. We notify you of the premium payment necessary to prevent your policy from lapsing. This amount is generally the past due charges, plus your estimated monthly policy and rider deductions for the next two months. If the death of the second of the insured people occurs during the grace period we do pay death proceeds to your beneficiary(ies), but with reductions for your policy loan balance, accrued loan interest and monthly deductions owed. We will send you a lapse notice if the guaranteed minimum death benefit is going to lapse.

If we receive payment of the required amount before the end of the grace period, we apply it to your account value in the same manner as your other premium payments, then we deduct the overdue amounts from your account balance.

If you do not pay the full amount within the 61-day grace period, your policy and its riders lapse without value. We withdraw your remaining account balance from the variable and guaranteed interest divisions. We deduct amounts you owe us including surrender charges and inform you that your policy coverage has ended.

If You Have the Guaranteed Minimum Death Benefit in Effect

After the special continuation period has ended and if the guaranteed minimum death benefit is in effect, your policy's stated death benefit will not lapse during the guarantee period. This is true even if your net cash surrender value is not enough to cover all of the deductions from your account value on any monthly processing date. See Guaranteed Minimum Death Benefit, page 26.

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Lapse Summary

Special Continuation Period		Guaranteed Minimum Death Benefit
If you meet the requirements	If you do not meet the requirements or it is no longer in effect	If you meet the requirements	If you do not meet the requirements or it is no longer in effect
Your policy does not lapse if you do not have enough net cash surrender value to pay the monthly charges. The charges are deducted and may cause a negative account value until the earlier of: 1) the date you have enough net account value, or 2) until the end of the special continuation period.	Your policy enters the grace period if your net cash surrender value is not enough to pay the monthly charges, or if your loan plus accrued loan interest is more than your cash surrender value. If you do not pay enough premium to cover the past due monthly charges and interest due plus the monthly charges and interest due through the end of the grace period, your policy lapses.	Your policy does not lapse if you do not have enough net cash surrender value to pay the monthly charges. However, if you have any riders, they lapse after the grace period and only your base coverage remains in force. Charges for your base coverage are then deducted each month to the extent that there is sufficient net account value to pay these charges. If there is not sufficient net account value to pay a charge, it is permanently waived.	Your policy enters the grace period if your net cash surrender value is not enough to pay the monthly charges, or if your loan plus accrued loan interest is more than your cash surrender value. If you do not pay enough premium to cover the past due monthly charges and interest due plus the monthly charges and interest due through the end of the grace period, your policy lapses.

Reinstatement

If you do not pay enough premium before the end of the grace period, your policy lapses. You may still reinstate your policy and its riders (other than the guaranteed minimum death benefit) within five years of the end of the grace period if you still own the policy and both of the insured people are still living and meet our underwriting requirements.

Unless law requires differently, we will reinstate your policy and riders if:

  you have not surrendered your policy;
  you provide satisfactory evidence to us that both insured people are alive and that each is still insurable according to our normal rules of underwriting; and
  we receive enough premium from you to keep your policy and its riders in force from the beginning to the end of the grace period and for two months after the reinstatement date.

When your policy lapses, we will not reinstate your policy if one insured person has died or become uninsurable since your policy date. If one insured person was uninsurable at the issue of your policy and remains uninsurable, we will review the underwriting requirements applicable to each insured person at the time you request reinstatement to determine whether or not your policy may be reinstated.

Reinstatement is effective on the monthly processing date following our approval of your reinstatement application. When we reinstate your policy, we also reinstate the surrender charges for the amount and time remaining when your policy lapsed. If you had a policy loan when coverage ended, we reinstate it with accrued loan interest to the date of lapse. The cost of insurance charges at the time of reinstatement are adjusted to reflect the time since the lapse.

We apply net premiums received after reinstatement according to your most recent instructions which may be the premium allocation instructions in effect at the start of the grace period.

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Surrender

You may surrender your policy for its net cash surrender value any time before the death of the second of the insured people. You may take your net cash surrender value in other than one payment. We compute your net cash surrender value as of the valuation date we receive your written surrender request and policy at our customer service center. All insurance coverage ends on the date we receive your surrender request and policy. See Policy Values, page 31 and Settlement Provisions, page 44.

We do not pro-rate or add back charges or expenses which we deducted before your surrender to your account value.

If you surrender your policy during the first fourteen policy or segment years, we deduct a surrender charge from your net account value. If you surrender your policy during the early years, you may have little or no net cash surrender value. See Surrender Charge, page 49.

A surrender of your policy may have adverse tax consequences. See Distributions Other than Death Benefits from Modified Endowment Contracts, page 54, and Distributions Other than Death Benefits from Policies That Are Not Modified Endowment Contracts, page 55.

General Policy Provisions

Free Look Period

You have the right to examine your policy. The right to examine your policy, often called the free look period, starts on the date you receive your policy and is a length of time specified by law. If for any reason you do not want the policy, you may return it to us or your agent/registered representative within the period shown on the policy's face page. If you return your policy to us within that time period, we will consider it canceled as of your policy date.

If you cancel your policy during this free look

period, you will receive a refund as determined under law. Generally, there are two types of free look refunds:

  some states require a return of all premiums we receive;
  other states require payment of account value plus a refund of all charges deducted.

Your policy will specify what type of free look refund applies in your state. The type of free look refund in your state will affect when the net premium we receive before the end of the free look period is invested into the variable investment options. See Allocation of Net Premiums, page 22.

Your Policy

The entire contract between you and us is the combination of:

  your policy;
  a copy of your original application and any applications for benefit increases or decreases;
  all of your riders;
  endorsements;
  policy schedule pages; and
  reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new policy schedules. If you send your policy to us, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.

Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.

A president or an officer of our company and our secretary or assistant secretary must sign all changes or amendments we make to your policy. No other person may change the terms or conditions of your policy.

Age

The age stated in your policy schedule is the joint equivalent age of the insured people we use to issue your policy.

The insured people must each be no more than 90 years of age at policy issue. The minimum joint equivalent age must be no less than 15. The maximum joint equivalent age must be no more than 85. There is no limit on the difference in the insured people's ages. Age is measured as the age of the insured person on the birthday nearest the policy anniversary.

The younger insured person's 100th birthday is the 100th anniversary of the younger insured person's birth regardless if he/she has survived. The policy

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anniversary nearest to this date is the date used for policy maturity and continuation of coverage.

Ownership

The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive the benefits until the death of the second of the insured people while the policy is still in force. This includes the right to change the owner, beneficiary(ies) or the method designated to pay death proceeds.

As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy and any irrevocable beneficiary(ies).

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our customer service center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

Beneficiary(ies)

You, as owner, name the beneficiary(ies) when you apply for your policy. The primary beneficiary(ies) who survives both of the insured people receives the death proceeds. Other surviving beneficiary(ies) receive death proceeds only if there is no surviving primary beneficiary(ies). If more than one beneficiary(ies) survives both insured people, they share the death proceeds equally, unless you have told us otherwise. If none of your policy beneficiaries has survived both insured people, we pay the death proceeds to you or to your estate, as owner.

Once you tell us who the beneficiary(ies) is/are, we keep this information on file. You may name a new beneficiary(ies) any time before the death of the second of the insured people. We pay the death proceeds to the beneficiary(ies) whom you have most recently named according to our records. We do not make payments to multiple sets of beneficiaries.

Collateral Assignment

You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiary's(ies') rights (unless the beneficiary(ies) was made an irrevocable beneficiary(ies) under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid.

A collateral assignment may have tax consequences. You should consult your tax adviser before making a collateral assignment.

Incontestability

If your policy has been in force and both insured people are alive for two years from your policy date, we will not question the validity of the statements in your application. If your policy has been in force and both insured people are alive for two years from the effective date of a new segment or from the effective date of an increase in any other benefit, with respect to the insured people (such as an increase in stated death benefit) we will not contest the statements in your application for the new segment or other increase.

If this policy has been in force and both insured people are alive for two years from the effective date of reinstatement, we will not contest the statements in your application for reinstatement.

Misstatements of Age or Gender

If an insured person's age or gender has been misstated, we adjust the death benefit to the amount which would have been purchased for each insured person's correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your account value on the last monthly processing date before the death of the second of the insured people, or as otherwise required by law.

If unisex cost of insurance rates apply, we do not make any adjustments for a misstatement of gender.

Suicide

If either insured person commits suicide (while that insured person is sane or insane) within two years of your policy date, unless otherwise required by law, we limit death proceeds payable in one sum to:

  the total of all premiums we receive to the time of death; minus outstanding policy loan amounts and accrued loan interest; minus partial withdrawals you have taken.

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We make a limited payment to the beneficiary(ies) for a new segment or other increase if the death of the second of the insured people is due to suicide (while that insured person is sane or insane), within two years of the effective date of a new segment or within two years of an increase in any other benefit, unless otherwise required by law. The limited payment we make is equal to the cost of insurance and monthly expense charges which were deducted for such increase.

Transaction Processing

Generally, within seven days of when we receive all information required to process a payment, we pay:

  death proceeds;
  net cash surrender value upon surrender;
  partial withdrawals; and
  loan proceeds.

We may delay processing these transactions if:

  the NYSE is closed for trading;
  trading on the NYSE is restricted by the SEC;
  there is an emergency so that it is not reasonably possible to sell securities in the variable investment options or to determine the value of a variable investment option's assets; or
  a governmental body with jurisdiction over the separate account allows suspension by its order.

SEC rules and regulations determine whether or not these conditions exist.

We execute transfers among the variable investment options as of the valuation date of our receipt of your request at our customer service center.

We determine the death benefit as of the date of death of the second of the insured people. The death proceeds are not affected by changes in the value of the variable investment options after that date.

We may delay payment from our guaranteed interest division for up to six months, unless law requires otherwise, of surrender proceeds, withdrawal amounts or loan amounts. If we delay payment more than 30 days, we pay interest at our declared rate (or at a higher rate if required by law) from the date we receive your complete request.

Notification and Claims Procedures

Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for policy changes and at the time of surrender.

If an insured person dies while your policy is in force, please let us or your agent/registered representative know as soon as possible. We will immediately send you instructions on how to make a claim at the death of the second of the insured people or at either insured person's death if you have a single life term insurance rider. As proof of the insured person's death, we may require you to provide proof of the deceased insured person's age and a certified copy of the death certificate.

The beneficiary(ies) and the deceased insured person's next of kin may need to sign authorization forms. These forms allow us to get information about the deceased insured person. This information may include medical records of doctors and hospitals used by the deceased insured person.

Telephone Privileges

Telephone privileges are automatically provided to you and your agent/registered representative, unless you decline it on the application or contact our customer service center. Telephone privileges allow you or your agent/registered representative, if applicable, to call our customer service center to:

  make transfers;
  change premium allocations;
  change features in your dollar cost averaging and automatic rebalancing programs;
  request partial withdrawals; or
  request a policy loan.

Our customer service center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:

  requiring some form of personal identification;
  providing written confirmation of any transactions; and
  tape recording telephone calls.

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By accepting automatic telephone privileges, you authorize us to record your telephone calls with us. If we use reasonable procedures to confirm instructions, we are not liable for losses due to unauthorized or fraudulent instructions. We may discontinue this privilege at any time.

Non-participation

Your policy does not participate in the surplus earnings of Southland Life.

Distribution of the Policies

The principal underwriter (distributor) for our policies is ING America Equities, Inc., ING America Equities, Inc. is an affiliate of Southland Life. It is registered as a broker-dealer with the SEC and the NASD. We pay ING America Equities, Inc. for acting as the principal underwriter under a distribution agreement.

We sell our policies through licensed insurance agents who are registered representatives of other broker-dealers including, but not limited to:

  VESTAX Securities Corporation, an indirect affiliate of Southland Life Insurance Company;
  Locust Street Securities, Inc., an indirect affiliate of Southland Life Insurance Company;
  Multi-Financial Securities, Corp., an indirect affiliate of Southland Life Insurance Company;
  IFG Network Securities, Inc., an indirect affiliate of Southland Life Insurance Company;
  Washington Square Securities, Inc., an indirect affiliate of Southland Life Insurance Company; and
  Bisys Brokerage Services Inc., an indirect affiliate of Southland Life Insurance Company.

All broker-dealers who sell this policy have entered into selling agreements with us. Under these agreements, we pay a distribution allowance to the broker-dealers, who pay commissions to their agents/registered representatives who sell this policy.

There are two structures for the distribution allowances, but the structure choice does not affect fees or charges on your policy.

Under the standard structure, the distribution allowance paid to the broker-dealer is 90% of the first target premium that we receive. For premiums we receive over the first target premium, the distribution allowance is 3.5% in policy years one through ten.

Some broker-dealers receive a slightly lower distribution allowance because we provide them with greater marketing and administrative support.

For affiliated broker-dealers under the bonus structure, the distribution allowance paid to the broker-dealer is 85% of the first target premium that we receive. For premiums we receive over the first target premium, the distribution allowance is 3.5% in policy years one through ten. The bonus payment is based on aggregate sales up to a maximum of 15%.

In addition, we make annual renewal payments (trails) to the broker-dealer based on a percentage of each policy's net account value. These annual payments are 0.15% starting in policy year six. We may pay wholesaler fees or marketing and training allowances.

We pay all distribution and other allowances from our resources which include sales charges deducted from premiums.

Advertising Practices and Sales Literature

We may use advertisements and sales literature to promote this product, including:

  articles on variable life insurance and other information published in business or financial publications;
  indices or rankings of investment securities; and
  comparisons with other investment vehicles, including tax considerations.

We may use information regarding the past performance of the variable investment options. However, past performance is not indicative of future performance of the investment options or the policies and is not reflective of the actual investment experience of policyowners.

We may feature certain investment options and their managers, as well as describe asset levels and sales volumes. We may refer to past, current, or

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prospective economic trends and investment performance or other information we believe may be of interest to our customers.

Settlement Provisions

You may elect to have the beneficiary(ies) receive the death proceeds other than in one payment. If you make this election, you must do so before the death of the second of the insured people. If you have not made this election, the beneficiary(ies) may do so within 60 days after we receive proof of death of the second of the insured people.

You may take your net cash surrender value in other than one payment.

The investment performance of the variable investment options does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. Payment options are subject to our rules at the time you make your selection. Currently, a periodic payment must be at least $20 and the total proceeds must be $2,000 or more.

Option I:     Payouts for a Designated Period

Option II:     Life Income with Payouts Guaranteed for a Designated Period

Option III:     Hold at Interest

Option IV:     Payouts of a Designated Amount

Option V:     Other Options We Offer at the Time We Pay the Benefit

Administrative Information About the Policy

Voting Privileges

We invest the variable investment options' assets in shares of investment portfolios. We are the legal owner of the shares held in the separate account and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund's current prospectus or issues requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your account value.

We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

Each investment portfolio share has the right to one vote. The votes of all investment portfolio shares are cast together on a collective basis, except on issues for which the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.

Examples of issues that require a portfolio-by-portfolio vote are:

  changes in the fundamental investment policy of a particular investment portfolio; or
  approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any investment portfolio shares that are not attributable to policies and any investment portfolio shares for which the owner does not give us instructions, the same way we vote as if we did receive owner instructions.

We reserve the right to vote investment portfolio shares without getting instructions from policy owners if the federal securities laws, regulations or their interpretations change to allow this.

You may instruct us only on matters relating to the investment portfolios corresponding to variable investment options in which you have invested assets as of the record date set by the investment portfolio's board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each variable investment option that we attribute to your policy by dividing your account value allocated to that variable investment option by the net asset value of one share of the matching investment portfolio.

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Material Conflicts

We are required to track events to identify any material conflicts arising from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the investment portfolios, Southland Life and other insurance companies participating in the investment portfolios, have this same duty. There may be a material conflict if:

  state insurance law or federal income tax law changes;
  investment management of an investment portfolio changes; or
  voting instructions given by owners of variable life insurance policies and variable annuity contracts differ.

The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general or between certain classes of owners; and these retirement plans or participants in these retirement plans.

If there is a material conflict, we have the duty to determine appropriate action including removing the portfolios involved from our variable investment options. We may take other action to protect policy owners. This could mean delays or interruptions of the variable operations.

When state insurance regulatory authorities require it, we may ignore voting instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in our next semi-annual report to owners.

Under the Investment Company Act of 1940, we must get your approval for certain actions involving our separate account. In this case, you have one vote for every $100 of value you have in the variable investment options. We cast votes credited to amounts in the variable investment options, but not credited to policies in the same proportion as votes cast by owners.

Right to Change Operations

Subject to state limitations, we may from time to time

make any of the following changes to our separate account:

  Change the investment objective.
  Offer additional variable investment options which will invest in portfolios we find appropriate for policies we issue.
  Eliminate variable investment options.
  Combine two or more variable investment options.
  Substitute a new investment portfolio for a portfolio in which the division currently invests. A substitution may become necessary if, in our judgment:
       a portfolio no longer suits the purposes of your policy;
       there is a change in laws or regulations;
       there is a change in a portfolio's investment objectives or restrictions;
       the portfolio is no longer available for investment; or
       another reason we deem a substitution is appropriate.
  Transfer assets related to your policy class to another separate account.
  Withdraw the separate account from registration under the 1940 Act.
  Operate the separate account as a management investment company under the 1940 Act.
  Cause one or more variable investment options to invest in a mutual fund other than, or in addition to, the investment portfolios.
  Stop selling these policies.
  End any employer or plan trustee agreement with us under the agreement's terms.
  Limit or eliminate any voting rights for the separate account.
  Make any changes required by the 1940 Act or its rules or regulations.

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We will not make a change until it is effective with the SEC and approved by the appropriate state insurance departments, if necessary. We will notify you of changes. If you wish to transfer the amount you have in the affected investment option to another variable investment option or to the guaranteed interest division, you may do so free of charge. Just notify us at our customer service center.

Reports to Owners

At the end of each policy year we send a report to you that shows:

  your total net policy death benefit (your stated death benefit plus adjustable term insurance rider death benefit, if any);
  your account value;
  your policy loan, if any, plus accrued interest;
  your net cash surrender value;
  information about the variable investment options; and
  your account transactions during the policy year showing net premiums, transfers, deductions, loan amounts and withdrawals.

We also send semi-annual reports with financial information on the investment portfolios, including a list of the investment holdings of each portfolio to you.

We send confirmation notices to you throughout the year for certain policy transactions.

CHARGES, DEDUCTIONS AND REFUNDS

The amount of a charge may not correspond to the cost incurred by us to provide the service or benefit. For example, the sales charges may not cover all of our sales and distribution expenses. Some proceeds from other charges, including the mortality and expense risk charge or cost of insurance charges, may be used to cover such expenses.

Deductions from Premiums

We treat payments we receive as premium payments if the insured person is not yet age 100 and you do not have an outstanding policy loan. After we deduct certain charges from your payment, we add the remaining net premium to your policy.

Sales Charge

We deduct a percentage from each premium payment to compensate us for the costs we incur in selling the policies. The sales charge helps cover the costs of distribution, preparing our sales literature, promotional expenses and other direct and indirect expenses.

We base the percentage on the time expired since your policy date, or addition of a segment and on your premium payments up to and above a target premium. The sales charge deducted from your premium payments after an increase in stated death benefit is based on each segment's target premium and the length of time that the segment has been in effect.

Your policy schedule page shows the target premium for your policy.

	Sales Charge Percentage
Policy or Segment Year	Up to Policy or Segment Target Premium	Above Policy or Segment Target Premium

1 - 10	4.0%	2%
11 +	2%	2%

For example, if this policy is issued to insure a male, age 81 who is uninsurable, and a male, age 85 who is insurable but in a substandard underwriting rating class, the target premium for sales charge purposes is $153 for each $1,000 of stated death benefit. We believe this amount represents the maximum target premium and that most policies will have a much lower target premium. See Target Premium, page 21.

We may reduce or waive the sales charge for certain group or sponsored arrangements, or for corporate purchasers. See Group or Sponsored Arrangements, or Corporate Purchasers, page 52.

Tax Charges

We pay state and local taxes in almost all states. These taxes vary in amount from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, state and local taxes range from 0.5% to 5% with some states not imposing these types of taxes. We deduct 2.5% of each premium payment to cover these taxes. This rate approximates the average tax rate we expect to pay in all states.

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We also deduct 1.5% of each premium payment to cover our estimated costs for the federal income tax treatment of deferred acquisition costs. This cost is determined solely by the amount of life insurance premiums we receive.

We reserve the right to increase or decrease your premium expense charge for taxes as a result of changes in the tax law, within limits set by law. We also reserve the right to increase or decrease your premium expense charge for the federal income tax treatment of deferred acquisition costs based on any change in that cost to us.

Daily Deductions from the Separate Account

Mortality and Expense Risk Charge

We deduct 0.002466% per day (0.90% annually) of the amount you have in the variable investment options for the mortality and expense risks we assume. This charge is deducted as part of the calculation of the daily unit values for the variable investment options and does not appear as a separate charge on your statement or confirmation.

The mortality risk is that insured people, as a group, may live less time than we estimated. The expense risk is that the costs of issuing and administering the policies and in operating the variable division are greater than the amount we estimated.

The mortality and expense risk charge does not apply to your account value in the guaranteed interest division or the loan division.

Monthly Deductions from Account Value

We deduct charges from your account value on each monthly processing date until the maturity date or when the continuation of coverage period begins.

Policy Charge

The initial policy charge is $15 per month for the first ten years of your policy. After the first ten years of your policy, the policy charge is $9 per month. This charge compensates us for such costs as:

  application processing;
  medical examinations;
  establishment of policy records; and
  insurance underwriting costs.

Monthly Administrative Charge

We charge a per month administrative charge of $0.085 per $1,000 for the first ten policy years for the greater of the stated death benefit or target death benefit. We charge $0.015 per $1,000 for policy years eleven through twenty for the greater of target or stated death benefit. We limit the per $1,000 charge, based on the insured people's joint equivalent age, to $212.50 per month for the first ten policy years. This charge is limited to $37.50 monthly for policy years eleven through twenty. This charge applies to the first $2,500,000 of death benefit.

This charge is designed to compensate us for ongoing costs such as:

  premium billing and collections;
  claim processing;
  policy transactions;
  record keeping;
  reporting and communications with policy owners; and
  other expenses and overhead.

Cost of Insurance Charge

The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage under the policy, including the expected cost of paying death proceeds that may be more than your account value at the death of the second of the insured people.

The cost of insurance charge is equal to our current monthly cost of insurance rate multiplied by the net amount at risk for each portion of your death benefit. We calculate the net amount at risk monthly, at the beginning of each policy month. For the base death benefit, the net amount at risk is calculated using the difference between the current base death benefit and your account value. We determine your account value after we deduct your policy and rider charges due on that date other than cost of insurance charges for the base death benefit and adjustable term insurance rider.

If your base death benefit at the beginning of a month increases (due to requirements of the federal income tax law definition of life insurance), the net amount at risk for your base death benefit for that month also increases. Similarly, the net amount at risk for your adjustable term insurance rider decreases. This

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means that your cost of insurance charge varies from month to month with changes in your net amount at risk, changes in the death benefit and with the increasing age of the insured people. We allocate the net amount at risk to segments in the same proportion that each segment has to the total stated death benefit for all coverage segments as of the monthly processing date.

We base your current cost of insurance rates on the insured people's ages, genders, policy duration, amount of target death benefit and premium classes on the policy and each segment date.

We apply unisex rates where appropriate under the law. This currently includes the state of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

Separate cost of insurance rates apply to:

  each segment of the base death benefit;
  your adjustable term insurance rider; and
  single life term insurance riders.

We may make changes in the cost of insurance or rider charges for a class of insured persons. We base the new charge on changes in expectations about:

  investment earnings;
  mortality;
  the time policies remain in effect;
  expenses; and
  taxes.

These rates are never more than the guaranteed maximum rates shown in your policy. The guaranteed maximum rates are based on the 1980 Commissioner's Standard Ordinary Sex Distinct Mortality Table.

The maximum rates for the initial and each new segment will be printed in your schedule pages.

Guaranteed Minimum Death Benefit Charge

If you choose the guaranteed minimum death benefit feature, we charge $0.005 per $1,000 of stated death benefit each month during the guarantee period. We guarantee the charge not to exceed this rate.

Rider Charges

On each monthly processing date, we deduct the cost of benefits under your riders including the single life term insurance rider. Rider charges do not include the adjustable term insurance rider. See Riders, page 27.

Policy Transaction Fees

We charge fees for certain transactions under your policy. We deduct these fees from the variable and guaranteed interest divisions pro rata to the account value in each.

Partial Withdrawals

We deduct the lesser of a $25 service fee or 2% of the requested partial withdrawal from your account value for each partial withdrawal you take to cover our costs. We may also deduct a surrender charge from your account value. See Partial Withdrawals, page 36.

Illustrations

The first policy illustration you request in a policy year is free. After that, we charge a fee of up to $25 for each additional policy illustration.

We Deduct Charges, Loans and Partial Withdrawals

	Monthly Charges: Cost of Insurance Charges, Guaranteed Minimum Death Benefit Charges, Rider Charges, Administrative Fees	Transaction Fees	Loans and Partial Withdrawals
Choice	May choose a designated deduction investment option, including guaranteed interest division	Proportionally among variable and guaranteed interest divisions	May choose any investment option or combination of investment options
Default	Proportionally among variable and guaranteed interest divisions	Proportionally among variable and guaranteed interest divisions	Proportionally among variable and guaranteed interest divisions

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Persistency Refund

Where law allows us, we pay long-term policy owners a persistency refund. Each month your policy remains in force after your tenth policy anniversary, we credit your account value with a refund of 0.0375% of the net account value. This refund is 0.45% of your account value on an annual basis.

We do not guarantee that we will pay a persistency refund on the guaranteed interest division. If we pay a persistency refund on the guaranteed interest division, we will pay it even if your policy is in the continuation of coverage period.

If applicable, we add the persistency refund to the variable and guaranteed interest divisions, but not the loan division, in the same proportion that your account value in each investment option has to your net account value as of the monthly processing date.

Here are two examples of how the persistency refund may affect your account value:

Example 1: Your policy has no loan:

  account value = $10,000 (all in the variable division)
  monthly persistency refund rate = .000375
  persistency refund = 10,000 x .000375 = $3.75
	Value Before Persistency Refund	Value After Persistency Refund
Variable Division	$10,000.00	$10,003.75

Example 2: Your policy does have a loan:

  account value = $10,000
  account value in the variable division = $6,000
  account value in the loan division = $4,000
  monthly persistency refund rate = .000375
  persistency refund = 6,000 x .000375 = $2.25
	Value Before Persistency Refund	Value After Persistency Refund
Variable Division	$6,000.00	$6,002.25
Loan	$4,000.00	$4,000.00

The persistency refund may have adverse tax consequences if it results in a small difference between the interest rate charged and the interest rate credited on a policy loan (a low cost loan).

Surrender Charge

We may deduct a surrender charge from your account value during the first fourteen years of your policy or coverage segment if you:

  surrender your policy;
  reduce your stated death benefit;
  allow your policy to lapse; or
  take a partial withdrawal which decreases your stated death benefit.

The surrender charge compensates us for issuing and distributing policies. We deduct surrender charges pro rata based on your account value in each investment option.

The surrender charge is made up of two parts:

  an administrative surrender charge and
  a sales surrender charge.

If you change your death benefit option, this may decrease your stated death benefit. Under these circumstances, we do not deduct a surrender charge and we do not reduce future surrender charges.

A change to your death benefit option may increase the stated death benefit. We do not increase your surrender charge in this case. However, all other increases in your stated death benefit create a new segment which will be subject to its own fourteen year surrender charge period.

If your surrender charge changes, we send you a new schedule showing the change.

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Administrative Surrender Charge

The administrative surrender charge is a dollar amount for each $1,000 of the stated death benefit based on joint equivalent age of the insured people and the policy or segment year. We base this amount on the joint equivalent age of the insured people on your policy date or on the date you add a new stated death benefit coverage segment to your policy.

Administrative Surrender Charge per $1,000 of Stated Death Benefit
	Joint Equivalent Age
Year	15 - 84	85

1	$2.00	$2.00
2	$2.00	$2.00
3	$2.00	$2.00
4	$2.00	$2.00
5	$2.00	$2.00
6	$1.90	$1.90
7	$1.80	$1.80
8	$1.70	$1.70
9	$1.60	$1.60
10	$1.50	$1.50
11	$1.40	$1.40
12	$1.30	$1.30
13	$1.20	$1.20
14	$1.00	$0.00
15	$0.00	$0.00

For example, if the stated death benefit is $100,000 and the joint equivalent of the insured people is age 40 on your policy date, your administrative surrender charge is $200.

During the first fourteen years of your policy your administrative surrender charge may decrease. This happens if you request a decrease in your stated death benefit or you take a partial withdrawal which causes your stated death benefit to decrease. Your administrative surrender charge decreases in the same proportion that your stated death benefit decreases. Under these circumstances we then deduct from your account value the amount by which your administrative surrender charge decreased.

We designed your administrative surrender charge to cover part of our administrative expenses for your policy, such as:

  application processing;
  establishing your policy records;
  insurance underwriting; and
  costs associated with developing and operating our systems to administer the policies.

Sales Surrender Charge

The sales surrender charge is a percentage of the surrender target premium for each segment without substandard ratings (the base standard surrender target premium). The percentage is based on the joint equivalent age of the insured people.

The maximum sales surrender charge target premium is $63 for each $1,000 of stated death benefit. The maximum sales surrender charge is 100% of the surrender charge target premium. For joint equivalent ages 0-77 the maximum charge applies for policy or segment years 1 through 5 and then it decreases by 10% in each policy or segment year 6 through 14. For joint equivalent ages 78-85, the maximum sales surrender charge also decreases in percentage increments starting no later than policy or segment year five and reaching zero by policy or segment year fifteen. There is no sales surrender charge after policy or segment year fourteen.

For example, if the surrender charge target premium is $1,500 and the joint equivalent age at policy issue is 45, the sales surrender change in policy years 1 through 5 is $1,500. It then decreases by 10%, or $150, each year 6 through 15, becoming zero in year 15.

We do not determine target premiums on your scheduled premium. We determine target premiums actuarially, based on the age and gender of the insured people. Your policy schedule shows the initial target premium for your policy and the target premium for any added segments. The schedule also shows the maximum sales surrender charge for your stated death benefit.

If your stated death benefit decreases, we reduce your target premium for each segment in the same proportion that we reduce your stated death benefit. We do not do this if the reduction is a result of a death benefit option change. In that case, we will provide you a new schedule page.

If your new target premium for each segment is greater than or equal to the premiums we receive for that segment, then we reduce your future maximum sales surrender charge and we do not deduct a sales surrender charge from your account value.

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If your new target premium for each segment is less than the sum of the premiums we receive for that segment, we reduce the future maximum sales surrender charge and we deduct a sales surrender charge from your account value equal to the difference between your sales surrender charge before the decrease and your sales surrender charge after the decrease. We recalculate your new sales surrender charge as if your new target premium was always in effect for that segment.

We reduce your future maximum sales surrender charge in the same proportion that we reduce your stated death benefit if:

  you make a decrease to your stated death benefit more than seven years after your policy date; or
  you make a partial withdrawal from your policy which reduces the stated death benefit and you make your request more than seven years after the date you added the additional segment.

Calculation of Surrender Charge Examples

Example 1:     Assume the stated death benefit on your policy is $100,000 and both insured persons are age 45 when we issue your policy. The surrender target premium on your policy is $1,500. The actual surrender charge, assuming that we receive a $1,000 premium each policy year, is:

Policy Year	Administrative Surrender Charge	Sales Surrender Charge	Actual Surrender Charge
1	200	1500	1700
2	200	1500	1700
3	200	1500	1700
4	200	1500	1700
5	200	1500	1700
6	190	1350	1540
7	180	1200	1380
8	170	1050	1220
9	160	900	1060
10	150	750	900
11	140	600	740
12	130	450	580
13	120	300	420
14	100	150	250
15	0	0	0

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Example 2:     If you reduce your stated death benefit on your third policy anniversary to $90,000, we reduce your surrender target premium proportionately and it now equals $1,350 (90% of $1,500). There is a sales surrender charge of $150 when you reduce your stated death benefit. This is the difference between your sales surrender charge immediately before the decrease and your sales surrender charge calculated assuming your new target premium was always in effect for your policy. There is an administrative surrender charge of $20. This is the difference between your original administrative surrender charge and your new administrative surrender charge. Using the figures in the example here, this calculation is: $200 - $180. We deduct both the sales surrender charge and the administrative surrender charge from the account value. The resulting actual surrender charge for each policy year is:

Policy Year	Administrative Surrender Charge	Sales Surrender Charge	Actual Surrender Charge
1	200	1500	1700
2	200	1500	1700
3	180	1350	1530
4	180	1350	1530
5	180	1350	1530
6	171	1215	1386
7	162	1080	1242
8	153	945	1098
9	144	810	954
10	135	675	810
11	126	540	666
12	117	405	522
13	108	270	378
14	90	135	225
15	0	0	0

Other Charges

Under current law, we pay no tax on investment income and capital gains included in variable life insurance policy reserves. This means that no charge is currently made to any variable investment option for our federal income taxes. If the tax law changes and we have federal income tax chargeable to the variable investment options, we may make such a charge in the future.

Group or Sponsored Arrangements, or Corporate Purchasers

Individuals, corporations or other institutions may purchase this policy. For group or sponsored arrangements (including employees and certain family members of employees of Southland Life, its affiliates and appointed sales agents), corporate purchasers or special exchange programs which we may offer from time to time, we may reduce or waive the:

  surrender charge, including the surrender charge on partial withdrawals;
  length of time a surrender charge applies;
  administrative charge;
  minimum stated death benefit;
  minimum target death benefit;
  minimum annual premium;
  target premium;
  sales charges;
  cost of insurance charges; or
  other charges normally assessed.

We can reduce or waive these items based on expected economies. Group arrangements include those in which there is a trustee, an employer or an association. The group may purchase multiple policies covering a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer policies to its employees or members on an individual basis.

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Our sales, administration and mortality costs generally vary with the size and stability of the group, among other factors. We take all these factors into account when we reduce charges. A group or sponsored arrangement must meet certain requirements to qualify for reduced charges. We make reductions to charges based on our rules in effect when we approve a policy application. We may change these rules from time to time.

Each sponsored arrangement or corporation may have different group premium payments and premium requirements.

We will not be unfairly discriminatory in any variation in the surrender charge, administrative charge, or other charges, fees and privileges. These variations are based on differences in costs or services.

TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner which is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Specifically, the policy must meet the requirements of the "guideline premium/cash value corridor test," as specified in Code section 7702.

The guideline premium/cash value corridor test provides for a maximum premium in relation to the death benefit, and a minimum "corridor" of death benefit in relation to account value. See Appendix A, page 170 for a table of the guideline premium/cash value corridor test factors.

There is very little guidance with respect to policies issued on a last survivor basis as to how these requirements are applied. Nevertheless, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so.

In addition, as long as the policy remains in force, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from the policy, such as a partial withdrawal or loan. See Tax Treatment of Policy Death Benefits, page 54.

Diversification and Investor Control Requirements

In addition to meeting the Code Section 7702 guideline premium/cash corridor test, Code Section 817(h) requires separate account investments, such as our separate account, to be adequately diversified. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each variable investment option must meet certain tests. If your variable life policy is not adequately diversified under these regulations, it is not treated as life insurance under Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Our variable investment options' investment portfolios have promised they will meet the diversification standards that apply to your policy.

In certain circumstances, you, as owner of a variable life insurance contract, may be considered the owner for federal income tax purposes of the separate account assets used to support your contract. Any income and gains from the separate account assets are includable in the gross income from your policy

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under these circumstances. The IRS has stated in published rulings that a variable contract owner is considered the owner of separate account assets if the contract owner has "indicia of ownership" in those assets. "Indicia of ownership" includes the ability to exercise investment control over the assets.

Your ownership rights under your policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have additional flexibility in allocating your premium payments and in your policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the separate account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the separate account assets, or to otherwise qualify your policy for favorable tax treatment.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Death Benefits

We believe that the death benefit under a policy is generally excludable from the gross income of the beneficiary(ies) under section 101(a)(1) of the Code. However, there are exceptions to this general rule. Additionally, federal and local transfer, estate inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary(ies). A tax adviser should be consulted about these consequences.

Generally, the policy owner will not be taxed on any of the policy account value until there is a distribution. When distributions from a policy occur, or when loan amounts are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a "modified endowment contract."

Special rules also apply if you are subject to the alternative minimum tax. You should consult a tax adviser if you are subject to the alternative minimum tax.

Modified Endowment Contracts

Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts" and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective policy owner should consult with a competent adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Multiple Policies

All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the policy owner's income when a taxable distribution occurs.

Distributions Other than Death Benefits from Modified Endowment Contracts

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

  All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contact will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

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  Loan amounts taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.
  A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. Consult a tax adviser to determine whether or not you may be subject to this penalty tax.
Distributions Other than Death Benefits from Policies That Are Not Modified Endowment Contracts

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy. Only after the recovery of all investment in the policy, is there taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes, if policy benefits are reduced during the first fifteen policy years, may be treated in whole or in part as ordinary income subject to tax.

Loan amounts from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. The tax consequences associated with preferred loans are less certain and a tax adviser should be consulted about such loans. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10% additional income tax.

Investment in the Policy

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax free.

Policy Loans

In general, interest on a policy loan will not be deductible. Moreover, the tax consequences associated with a preferred loan available in the policy are uncertain. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

If a loan from a policy is outstanding when the policy is canceled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the policy and will be taxed accordingly.

Continuation of Coverage Beyond Age 100

The tax consequences of continuing the policy beyond the policy anniversary nearest the younger insured person's 100th birthday are unclear. You should consult a tax adviser if you intend to keep the policy in force beyond the policy anniversary nearest the younger insured person's 100th birthday.

Section 1035 Exchanges

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one life insurance policy for another life insurance policy or for an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to Section 1035 exchanges. If you wish to take advantage of Section 1035, you should consult your tax adviser.

Taxation of Policy Splits

The policy split option permits a Policy to be split into two other single life policies upon the occurrence of (i) a divorce of the joint insureds, or (ii) certain changes in federal estate tax law, or (iii) there is a dissolution of business conducted or owned by the two insureds. A policy split option could have adverse tax consequences. Before you exercise

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rights provided by the policy split option, it is important that you consult withe a tax advisor regarding possible consequences of a policy split.

Tax-exempt Policy Owners

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult their tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.

Possible Tax Law Changes

Although the likelihood of legislative action is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

Changes to Comply with the Law

So that your policy continues to qualify as life insurance under the Code, we reserve the right to refuse to accept all or part of your premium payments or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your policy to fail to qualify as life insurance. We also may:

  make changes to your policy or its riders; or
  take distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes.

If we make any change of this type, it applies the same way to all affected policies.

The tax law limits the amount we can charge for mortality costs and other expenses used to calculate whether your policy qualifies as life insurance for federal income tax purposes. We must base these calculations on reasonable mortality charges and as permitted, other charges reasonably expected to be paid. The Treasury issued proposed regulations on what it considers reasonable mortality charges. We believe that the charges used for your policy should meet the Treasury's current requirement for "reasonableness." We reserve the right to make changes to the mortality charges if future regulations have standards which make changes necessary in order to continue to qualify your policy as life insurance for federal income tax purposes.

Additionally, assuming that you do not want your policy to be or to become a modified endowment contract, we include a policy endorsement under which we have the right to amend your policy, including riders. We do this to attempt to enable your policy to continue to meet the seven-pay test for federal income tax purposes. If the policy premium you pay is more than the seven-pay limit, we have the right to remove any excess premium or to make any appropriate adjustments to your policy's account value and death benefit. It is not clear, however, whether we can take effective action pursuant to this endorsement under all possible circumstances to prevent a policy that has exceeded the premium limitation from being classified as a modified endowment contract.

Any increase in your death benefit will cause an increase in your cost of insurance charges.

Other

Policy owners may use our policies in various arrangements, including:

  qualified plans;
  non-qualified deferred compensation or salary continuance plans;
  split dollar insurance plans;
  executive bonus plans;
  retiree medical benefit plans; and
  other plans.

The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. If you want to use any of your policies in this type of arrangement, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We do not withhold income

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taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later.

The transfer of the policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the policy owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

You should consult qualified legal or tax advisers for complete information on federal, state, local and other tax considerations.

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ADDITIONAL INFORMATION

Directors and Officers

Set forth below is information regarding the directors and principal officers of Southland Life Insurance Company. Southland's address, and the business address of each person named, except as noted with one asterisk (*) is ING North America Insurance Corporation, 5780 Powers Ferry Road, Atlanta, Georgia 30327-4390. The business address of each person denoted with one asterisk (*) is Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699.

Name	Position and Offices with Southland Life
Stephen M. Christopher*	Chairman, President and Chief Executive Officer
Jerome J. Cwiok	Director, Executive Vice President and Chief Operating Officer
B. Scott Burton	Director
P. Randall Lowery	Director
James D. Thompson	Director
Michael W. Cunningham	Director
Mark A. Tullis	Director
James L. Livingston, Jr.*	Executive Vice President, CFO and Chief Actuary
John R. Barmeyer	Senior Vice President - Legal Services
Terry L. Morrison*	Senior Vice President, New Business Operations
Derek J. Reynolds	Senior Vice President and Chief Information Officer
Mark A. Smith*	Senior Vice President, Insurance Services
Gretta Ytterbo	Senior Vice President - ING US Legal Services
Lawrence D. Taylor*	Senior Vice President - Product Management Group
Gary W. Waggoner*	Vice President, Secretary ING US Legal Services

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Regulation

We are regulated and supervised by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado which periodically examines our financial condition and operations. In addition, we are subject to the insurance laws and regulations in every jurisdiction in which we do business. As a result, the provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We are required to submit annual statements, including financial statements, of our operations and finances to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

We are also subject to various federal securities laws and regulations.

Legal Matters

The legal matters in connection with the policy described in this prospectus have been passed on by the General Counsel of Southland Life. Sutherland Asbill & Brennan LLP has provided advice on certain matters relating to the federal securities laws.

Legal Proceedings

Southland Life, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material to Southland Life's ability to meet its obligations under the policy or to the separate account, and we do not expect to incur significant losses from such actions. ING America Equities, Inc., the principal underwriter and distributor of the policy, is not engaged in any litigation of any material nature.

Experts

The financial statements of Southland Life Insurance Company ("Southland") at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the financial statements of the Southland Separate Account L1 at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. Other financial statements included in the prospectus are unaudited.

Actuarial matters in this prospectus have been examined by James L. Livingston, Jr., F.S.A., M.A.A.A., who is Executive Vice President, CFO and Chief Actuary of Southland Life. His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

Registration Statement

We have filed a Registration Statement relating to the separate account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. The additional information may be obtained from the SEC's principal office in Washington, DC. There is a charge for this material.

Survivor Dimensions      59

INDEX OF SPECIAL TERMS

The following special terms are used in this prospectus. We explain each term on the page(s) listed in the body of this prospectus and in the summary, if applicable:

Account value     8
Accumulation unit     32
Accumulation unit value     8
Adjustable term insurance rider     22
Base death benefit     24
Beneficiary(ies)     24
Cash surrender value     32
Continuation of coverage     31
Death proceeds     24
Divisions     18
Free look period     40
General account     18
Guarantee period     27
Guarantee period annual premium     27
Guaranteed interest division     18
Guaranteed minimum death benefit     26
Initial premium     21
Investment date     21
Investment options     18
Joint equivalent age     19
Loan division     36
Minimum annual premium     21
Net account value     32
Net amount at risk     47
Net cash surrender value     32
Net premium     21
Partial withdrawal     21
Policy     4
Policy date     20
Policy loan     35
Portfolios     12
Scheduled premium     20
Segment     26
Separate account L1     12
Special continuation period     21
Stated death benefit     19
Surrender target premium     50
Target death benefit     28
Target premium     21
Total death benefit     28
Transaction date     32
Valuation date     32
Valuation period     33
Variable division     18
Variable investment option     12
Younger insured person's 100th birthday     40

Survivor Dimensions      60

FINANCIAL STATEMENTS

The financial statements of Southland Life Insurance Company ("Southland") at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, are prepared in accordance with accounting principles generally accepted in the United States and start on page 62.

The financial statements included for the Southland Separate Account L1 at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, are prepared in accordance with accounting principles generally accepted in the United States and represent those divisions that had commenced operations by that date.

The financial statements of Southland, as well as the financial statements included for the Southland Separate Account L1 referred to above have been audited by Ernst & Young LLP. The financial statements of Southland should be distinguished from the financial statements of the Southland Separate Account L1 and should be considered only as bearing upon the ability of Southland to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the divisions of Southland Separate Account L1.

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[THIS PAGE INTENTIONALLY LEFT BLANK]

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Financial Statements
Southland Life Insurance Company

Years ended December 31, 1999, 1998 and 1997
with Report of Independent Auditors

Survivor Dimensions      63

Contents

Report of Independent Auditors     65

Audited Financial Statements

Balance Sheets     66
Statements of Income     68
Statements of Changes in Stockholder's Equity     69
Statements of Cash Flows     70
Notes to Financial Statements     72

Survivor Dimensions      64

Report of Independent Auditors

Board of Directors
Southland Life Insurance Company

We have audited the accompanying balance sheets of Southland Life Insurance Company as of December 31, 1999 and 1998, and the related statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southland Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

Atlanta, Georgia

March 28, 2000

Survivor Dimensions      65

Southland Life Insurance Company

Balance Sheets

(Dollars in Thousands)
	September 30	December 31
	2000	1999	1998
	(Unaudited)
Assets
Investments (Notes 1, 2, 3 and 4):
Fixed maturities:
Available-for-sale, at fair value (amortized cost at $1,530,339 (unaudited), $1,338,052 and $1,140,483 respectively)	$1,493,393	$1,280,301	$1,186,813
Equity securities, at fair value (cost at $11,599 (unaudited), $8,529 and $5,941 respectively)	9,903	8,926	6,503
Mortgage loans on real estate	410,042	381,082	341,673
Real estate	-	1,300	-
Policy loans	88,312	88,847	87,904
Short-term investments	18,518	30,079	-
Total investments	2,020,168	1,790,535	1,622,893

Cash	7,967	-	4,742
Accrued investment income	25,831	24,018	18,336
Reinsurance recoverable:
Paid benefits	25,805	36,922	3,539
Unpaid benefits and IBNR	3,224	15,761	5,201
Prepaid reinsurance premiums	157,430	167,597	190,035
Deferred policy acquisition costs	312,951	292,521	223,949
Present value of future profits less accumulated amortization ($224,904 (unaudited), $216,355 and $205,258 respectively)	55,821	62,860	59,628
Goodwill less accumulated amortization ($16,860 (unaudited), $15,704 and $14,163 respectively)	43,600	44,756	46,298
Separate account assets (Note 13)	97,086	95,610	54,009
Federal taxes recoverable from related party (Note 8)	-	-	6,598
Deferred federal income tax asset	1,023	4,056	-
Other assets	9,974	11,485	16,626
Total assets	$2,760,880	$2,546,121	$2,251,854

Survivor Dimensions      66

	September 30	December 31
	2000	1999	1998
	(Unaudited)
Liabilities and stockholder's equity
Liabilities:
Future policy benefits:
Life and annuity reserves	$2,102,887	$1,843,154	$1,549,782
Accident and health reserves	7,664	8,367	9,647
Guaranteed investment contracts	38,493	92,545	137,714
Policyholders' funds	2,496	2,463	2,632
Advance premiums	95	88	97
Accrued dividends and dividends on deposit	718	721	742
Unpaid claims	14,816	26,054	30,442
Total future policy benefits	2,167,169	1,973,392	1,731,056

Accounts payable and accrued expenses	7,866	7,897	12,204
Aggregate indebtedness to related parties	14,847	59,549	6,355
Other liabilities	105,172	56,700	36,437
Separate account liabilities (Note 13)	97,086	95,610	54,009
Federal income taxes payable (Note 8):
Current	-	1,017	-
Deferred	83	-	31,425
Total liabilities	2,392,223	2,194,165	1,871,486

Stockholder's equity (Note 9):
Common stock, $3 par value:
Authorized - 2,550,000 shares Issued and outstanding - 2,500,000 shares	7,500	7,500	7,500
Additional paid-in capital	285,506	285,506	271,906
Accumulated other comprehensive income	(13,064)	(19,308)	20,637
Retained earnings	88,715	78,258	80,325
Total stockholder's equity	368,657	351,956	380,368
Total liabilities and stockholder's equity	$2,760,880	$2,546,121	$2,251,854

See accompanying notes.

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Southland Life Insurance Company

Statements of Income

(Dollars in Thousands)

	Nine months ended September 30	Year ended December 31
	2000	1999	1998	1997
	(Unaudited)
Revenues:
Traditional life insurance premiums	$20,738	$ 38,397	$ 36,383	$32,304
Health insurance premiums	33,270	80,470	68,947	69,997
Universal life and investment product charges	84,401	112,354	107,634	92,660
Reinsurance assumed	215	-	397	570
	138,624	231,221	213,360	195,531
Reinsurance ceded premiums	(51,236)	(61,571)	(52,378)	(61,103)
	87,388	169,650	160,983	134,428
Net investment income	103,684	124,624	111,408	107,563
Net realized (losses) gains on investments	(14,792)	(5,077)	19,296	25,294
Other revenues	9,085	8,510	7,712	11,293
Total revenues	185,365	297,707	299,399	278,578

Benefits and expenses:
Insurance claims and benefits incurred:
Traditional life insurance:
Death benefits	19,793	289,00	29,201	27,569
Other benefits	14,921	22,881	16,524	19,452
Universal life and investment contracts:
Interest credited to account balances	50,537	65,332	57,581	46,182
Death benefit incurred in excess of account balances	38,523	37,773	27,753	21,102
Health benefits	40,582	63,137	62,470	53,613
Increase (decrease) in policy reserves and other funds	(7,730)	(6,716)	960	(2,579)
Reinsurance recoveries	(60,213)	(55,520)	(48,478)	(43,814)
	96,413	155,787	146,011	121,525

Commissions	7,932	15,937	16,676	17,186
Insurance operating expenses (Note 11)	40,034	62,589	60,422	38,644
Amortization of goodwill	1,156	1,541	1,541	1,541
Amortization of present value of future profits, net of accrued interest	4,838	6,280	4,694	9,473
Amortization of deferred policy acquisition costs	21,138	29,154	30,925	27,572
	171,511	271,288	260,269	215,941

Income before federal income taxes and cumulative effect of change in acccounting principle, net of tax	13,854	26,419	39,130	62,637
Federal income taxes (Note 8)	4,822	9,886	14,297	22,479
Net income before cumulative effect of change in accounting principle, net of tax	9,032	16,533	24,833	40,158
Cumulative effect of change in accounting principle, net of tax	1,425	-	-	-
Net income	$ 10,457	$ 16,533	$24,833	$40,158

See accompanying notes.

Survivor Dimensions      68

Southland Life Insurance Company

Statements of Changes in Stockholder's Equity

(Dollars in Thousands)

	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total

Balance at December 31, 1997	$7,500	$246,906	$ 24,320	$ 94,892	$373,618
Dividends to stockholder	-	-	-	(39,400)	(39,400)
Contributed surplus	-	25,000	-	-	25,000
Comprehensive income:
Change in net unrealized investment losses net of deferred taxes of ($996)	-	-	(1,851)	-	-
Effect on DPAC and PVFP of unrealized losses on fixed maturities, net of deferred taxes of ($987)	-	-	(1,832)	-	-
Net income	-	-	-	24,833	-
Total comprehensive income	-	-	-	-	21,150
Balance at December 31, 1998	7,500	271,906	20,637	80,325	380,368
Dividends to stockholder	-	-	-	(18,600)	(18,600)
Contributed surplus	-	13,600	-	-	13,600
Comprehensive income:
Change in net unrealized investment losses net of deferred taxes of ($36,486)	-	-	(67,760)	-	-
Effect on DPAC and PVFP of unrealized losses on fixed maturities, net of deferred taxes of $14,977	-	-	27,815	-	-
Net income	-	-	-	16,533	-
Total comprehensive income	-	-	-	-	(23,412)
Balance at December 31, 1999	7,500	285,506	(19,308)	78,258	351,956
(UNAUDITED)
Comprehensive income:
Change in net unrealized investment gains net of deferred taxes of $7,176	-	-	13,326	-	-
Effect on DPAC and PVFP of unrealized gains on fixed maturities, net of deferred taxes of ($3,813)	-	-	(7,082)	-	-
Net income	-	-	-	10,457	-
Total comprehensive income	-	-	-	-	16,701
Balance at September 30, 2000	$ 7,500	$285,506	$(13,064)	$ 88,715	$ 368,657

See accompanying notes.

Survivor Dimensions      69

Southland Life Insurance Company

Statements of Cash Flows

(Dollars in Thousands)

	Nine months ended September 30	Year ended December 31
	2000	1999	1998	1997
	(Unaudited)

Operating activities
Net income	$ 10,457	$16,533	$ 24,833	$ 40,158
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
(Decrease) increase in future policy benefits	(30,470)	(7,657)	(78,110)	29,507
Net (decrease) increase in federal income taxes	(1,263)	(6,357)	(22,325)	4,121
Increase in accounts payable and accrued expenses and other liabilities	48,440	15,956	24,191	4,839
Increase in accrued investment income	(1,813)	(5,682)	(375)	(652)
Net realized investment losses (gains)	14,792	5,077	(19,296)	(25,294)
Decrease (increase) in reinsurance recoverable	23,654	(43,943)	88	(26)
Decrease (increase) in prepaid reinsurance premiums	10,167	22,438	85,119	(14,796)
Amortization expense	5,994	7,822	6,235	11,125
Policy acquisition costs deferred	(52,790)	(64,446)	(64,456)	(51,940)
Amortization of deferred policy acquisition costs	23,666	29,154	30,925	27,572
Other, net	(153)	4,845	(10,280)	(1,124)
Net cash (used in) provided by operating activities	50,681	(26,260)	(23,451)	23,379

Investing activities
Securities available-for-sale:
Sales:
Fixed maturities	465,886	520,010	1,936,423	608,076
Equity securities	1,110	3,190	883	335
Maturities - fixed maturities	61,848	63,320	71,935	79,378
Purchases:
Fixed maturities	(730,673)	(787,089)	(2,150,706)	(831,839)
Equity securities	(4,933)	(4,617)	(3,442)	(2,699)
Sale, maturity or repayment of investments:
Mortgage loans on real estate	27,268	25,104	42,185	40,060
Real estate	1,150	-	-	-
Policy loans, net	535	-	-	-
Short-term investments, net	11,561	-	-	-

Survivor Dimensions      70

Southland Life Insurance Company

Statements of Cash Flows (continued)

(Dollars in Thousands)

	Nine months ended September 30	Year ended December 31
	2000	1999	1998	1997
	(Unaudited)

Investing activities (continued)
Purchase or issuance of investments:
Mortgage loans on real estate	(56,008)	(64,265)	(46,886)	(22,073)
Real estate	(3)	(1,300)	-	-
Policy loans, net	-	(943)	(1,748)	(4,016)
Short-term investments, net	-	(30,079)	3,311	11,838
Net cash used in investing activities	(222,259)	(276,669)	(148,045)	(120,940)

Financing activities
Capital contribution accrued in the prior year	13,600	25,000	-	-
(Decrease) increase in indebtedness to related parties, net	(58,302)	55,794	13,252	(5,277)
Receipts from interest sensitive products credited to policyholder account balances	274,005	301,228	238,468	162,826
Return of policyholder account balances on interest sensitive policies	(49,758)	(51,235)	(42,900)	(33,077)
Return of capital and dividends paid to stockholder	-	(32,600)	(39,400)	(28,000)
Net cash provided by financing activities	179,545	298,187	169,420	96,472

Net decrease in cash	7,967	(4,742)	(2,076)	(1,089)
Cash at beginning of year	-	4,742	6,818	7,907
Cash at end of year	$7,967	$ -	$4,742	$ 6,818

The Company paid interest of $511,000 (unaudited), $540,000, $887,000 and $1,549,000 during 2000, 1999, 1998 and 1997, respectively.

See accompanying notes.

Survivor Dimensions      71

Southland Life Insurance Company

Notes to Financial Statements

December 31, 1999

1. Significant Accounting Policies

Organization and Basis of Presentation

Southland Life Insurance Company (the Company) is a wholly-owned subsidiary of ING America Life Corporation (America Life), an indirect, wholly-owned subsidiary of ING Groep, N.V.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Nature of Operations

The Company's market focus is on the middle-income consumer. The life insurance products offered address retirement accumulation, wealth transfer and estate planning, and death protection needs. Products include universal life, survivorship and traditional life and products with low expense loads to institutional and individual customers. Operations are conducted through independent producers. An increasing portion of the Company's business is no-load products sold to individuals, by fee-based financial planners, businesses and institutions. The Company is presently licensed in forty-eight states (all states except for New York and Vermont), the District of Columbia, and Puerto Rico.

Prior to December 1999, the Company provided stop-loss coverage on group health insurance. Effective December 1, 1999, the Company entered into a reinsurance agreement with SAFECO Life Insurance Company to cede the Company's medical stop loss and group term life business. The commission and expense allowance received on this transaction resulted in a gain of $17,925,000. Of this gain, $16,166,000 has been deferred and will be recognized as income over the next twelve months. These policies will not be renewed by the Company at the end of their current terms.

Survivor Dimensions      72

Southland Life Insurance Company

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Nature of Operations (continued)

The significant accounting policies followed by the Company that materially affect the financial statements are summarized below.

Accounting Changes

In 1998, the Company adopted FASB Statement No. 130, Reporting Comprehensive Income. Statement No. 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. The adoption of this FASB had no impact on the Company's financial position or results from operations.

Recently Issued Accounting Pronouncements

During 1998, the FASB issued Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement is effective for fiscal years beginning after June 15, 2000. The Company plans to adopt this statement during 2001, and the effect of implementation on the Company's financial statements has not yet been determined.

Investments

Investments are shown on the following bases:

The carrying value of fixed maturities depends on the classification of the security: securities held-to-maturity, securities available-for-sale, and trading securities. Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date. Debt securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at amortized cost. Debt securities not classified as held-to-maturity and marketable equity securities are classified as available-for-sale. Available-for-sale securities are stated at fair value, with unrealized gains and losses, net of tax, and deferred acquisition cost and present value of future profit adjustments, reported in a separate component of stockholder's equity.

Survivor Dimensions      73

Southland Life Insurance Company

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Investments (continued)

All of the Company's securities were classified as available-for-sale at December 31, 1999 and 1998.

The amortized cost of debt securities classified as held-to-maturity or available-for-sale is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in interest income from investments. Interest and dividends are included in net investment income as earned.

Equity securities are reported at fair value. Mortgage loans are carried at the unpaid balances. Policy loans are carried at unpaid balances. Short-term investments are carried at cost, which approximates fair value. Derivatives are accounted for on the same basis as the asset hedged.

Realized gains and losses, and declines in value judged to be other-than-temporary are included in net realized gains (losses) on investments. The cost of securities sold is based on the specific identification method.

Recognition of Premium Revenues and Costs

For life and annuity contracts other than universal life or investment-type contracts, premiums are recognized as revenues over the premium-paying period, with valuation reserves for future benefits established on a pro-rata basis from such premiums.

Revenues for universal life and investment-type contracts consist of policy charges for the cost of insurance and policy administration and surrender charges assessed during the period. Expenses include interest credited to policy account balances and benefits incurred in excess of policy account balances. Certain profits on limited-payment policies are deferred and recognized over the policy term.

Survivor Dimensions      74

Southland Life Insurance Company

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Recognition of Premium Revenues and Costs (continued)

For accident and health policies, gross premiums are prorated over the contract term of the policies with the unearned premium included in the policy reserves. Anticipated investment income is considered in determining if a premium deficiency related to short-term contracts exists.

Deferred Policy Acquisition Costs

Commissions and other costs of acquiring traditional life insurance, universal life insurance (including interest sensitive products) and investment products that vary with and are primarily related to the production of new and renewal business have been deferred. Traditional life insurance acquisition costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, acquisition costs are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected gross profits from surrender charges and investment, mortality, and expense margins. This amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

Deferred policy acquisition costs are adjusted to reflect changes that would have been necessary if unrealized investment gains and losses related to available-for-sale securities had been realized. The Company has reflected those adjustments in the asset balance with the offset as a direct adjustment to stockholder's equity.

Future Policy Benefits

Benefit reserves, with the exception of reserves for universal life-type policies and investment products, are computed using a net level premium method including assumptions as to investment yields, mortality, withdrawals and other assumptions based on the Company's and industry experience, modified as necessary to reflect anticipated trends to include provisions for possible unfavorable deviations. Reserve interest assumptions are those deemed appropriate at the time of policy issue, and range from 6% to 9%. Policy benefit claims are charged to expense in the year that the claims are incurred. Health reserves consist principally of unearned premiums and claim reserves.

Survivor Dimensions      75

Southland Life Insurance Company

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Future Policy Benefits (continued)

Benefit reserves for interest sensitive products (including universal life-type policies) and investment products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred during the year in excess of related policy account balances. Interest crediting rates for universal life and investment products range from 4.75% to 6.25% during 1999, from 4.5% to 6% during 1998, and from 4.75% to 6% during 1997.

Included in life and annuity reserves is an unearned revenue reserve that reflects the unamortized balance of excess policy fees over ultimate policy fees on universal life and investment products. These excess fees have been deferred and are being recognized in income over the periods benefited, using the same assumptions and factors used to amortize deferred policy acquisition costs.

Unpaid Claims

The liabilities for unpaid claims include estimates of amounts due on reported claims and claims that have been incurred but were not reported as of December 31. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31.

Goodwill

The excess cost of acquired subsidiaries over the sum of amounts assigned to identifiable assets at acquisition, less liabilities assumed, is recorded as goodwill. Generally, goodwill is amortized using the straight-line method over forty years.

Survivor Dimensions      76

Southland Life Insurance Company

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Present Value of Future Profits

The present value of future profits (PVFP) represents the profits to be realized from future premiums on insurance in-force (at the date of acquisition) from businesses acquired. The PVFP arises from the acquisition of the Company by America Life.

The PVFP is being amortized over the years that it is anticipated such profits will be received. In general, this value is determined using the same assumptions applied to compute benefit reserves and deferred policy acquisition costs, discounted to provide an appropriate rate of return. Interest for traditional life business is accrued at a rate of 7.75% and 7.93% in 1999 and 1998, respectively, grading down to 6% over the next 12 years. Interest for universal life business is amortized based on the credited rate.

An analysis of the PVFP for the years ended December 31 follows:
	1999	1998	1997
	(In Thousands)

Balance at beginning of year	$ 59,628	$64,363	$ 72,345
Interest accrued on unamortized balance	4,817	5,289	6,145
Amortization	(11,097)	(9,983)	(15,618)
FAS 115 adjustment	9,512	(41)	1,491
Balance at end of year	$ 62,860	$59,628	$ 64,363

Survivor Dimensions      77

Southland Life Insurance Company

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Present Value of Future Profits (continued)

The estimated amount of amortization during each of the next five years is shown below:

Amortization of PVFP
(In Thousands)

2000	$8,498
2001	6,956
2002	6,353
2003	5,760
2004	5,433

Federal Income Taxes

Deferred federal income taxes have been provided or credited to reflect significant temporary differences between income reported for tax and financial reporting purposes using reasonable assumptions.

Cash Flow Information

Cash includes cash on hand and demand deposits.

Reclassifications

Certain amounts in the 1997 and 1998 financial statements have been reclassified to conform to the 1999 presentation.

Survivor Dimensions      78

Southland Life Insurance Company

Notes to Financial Statements (continued)

2. Fair Values of Financial Instruments

The carrying amounts and fair values of the Company's financial instruments at December 31, 1999 and 1998 are summarized below:
	December 31, 1999		December 31, 1998
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(In Thousands)		(In Thousands)
Assets
Fixed maturities:
Available-for-sale	$1,280,301	$1,280,301	$1,186,813	$1,186,813
Equity securities	8,926	8,926	6,503	6,503
Mortgage loans on real estate	381,082	378,086	341,673	370,736
Real estate	1,300	1,300	-	-
Policy loans	88,847	77,654	87,904	83,855
Short-term investments	30,079	30,079	-	-

Liabilities
Supplemental contracts without life contingencies	866	866	1,079	1,079
Other policyholder funds left on deposit	3,272	3,272	3,471	3,471
Individual annuities, net of reinsurance	13,674	13,564	15,447	15,286

The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

Fixed Maturities, Equity Securities and Short-Term Investments: The fair values for fixed maturities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements and collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values of equity securities are based on quoted market prices. The fair values of short-term investments approximate the carrying amount of such assets.

Survivor Dimensions      79

Southland Life Insurance Company

Notes to Financial Statements (continued)

2. Fair Values of Financial Instruments (continued)

Mortgage Loans on Real Estate: Estimated fair values for commercial real estate loans are generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields at December 31 and spreads required on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these are discounted at a greater spread to reflect increased risk. Fair values for residential loans are based on discounted cash flows and approximate carrying value.

Policy Loans: The fair values for policy loans are estimated by discounting cash flows at the interest rates charged on policy loans of similar policies currently being issued. Loans with similar characteristics are aggregated for purposes of the calculations.

Derivative Financial Instruments: Fair values for on-balance-sheet derivative financial instruments (swaps hedging fixed maturities) are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties' credit standing. Swaps with a fair value of $(38,000) at December 31, 1999 and $1,219,000 at December 31, 1998 represent asset hedges and are reported as a component of fixed maturity securities on the accompanying balance sheets.

Other Investment-Type Insurance Contracts: The fair values of the Company's deferred annuity contracts and supplemental contracts without life contingencies are estimated based on the cash surrender value. The carrying values of other liabilities including immediate annuities, dividend accumulations, and premium deposits approximate their fair values.

Survivor Dimensions      80

Southland Life Insurance Company

Notes to Financial Statements (continued)

3. Investments

The amortized cost and estimated fair value of investments in fixed maturities and equity securities are as follows at December 31, 1999:
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Thousands)
Available-for-sale:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$ 42,638	$ 297	$ 3,072	$ 39,863
States, municipalities and political subdivisions	8,528	24	9	8,543
Public utilities securities	82,057	1,417	5,605	77,869
Corporate securities	485,210	7,526	24,426	468,310
Mortgage-backed securities	478,721	742	25,572	453,891
Other asset-backed securities	240,898	1,460	10,495	231,863
Derivatives hedging fixed maturities	-	-	38	(38)
Total fixed maturities	1,338,052	11,466	69,217	1,280,301

Equity securities	8,529	426	29	8,926
Total	$1,346,581	$11,892	$69,246	$1,289,227

Survivor Dimensions      81

Southland Life Insurance Company

Notes to Financial Statements (continued)

3. Investments (continued)

The amortized cost and estimated fair value of investments in fixed maturities and equity securities are as follows at December 31, 1998:

	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Thousands)
Available-for-sale:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$ 48,127	$ 1,944	$ 113	$ 49,958
States, municipalities and political subdivisions	7,589	943	-	8,532
Public utilities securities	39,712	1,572	444	40,840
Corporate securities	516,585	32,408	7,060	541,933
Mortgage-backed securities	308,710	10,582	1,895	317,397
Other asset-backed securities	219,760	7,760	586	226,934
Derivatives hedging fixed maturities	-	1,232	13	1,219
Total fixed maturities	1,140,483	56,441	10,111	1,186,813

Equity securities	5,941	767	205	6,503
Total	$1,146,424	$ 57,208	$ 10,316	$1,193,316

Survivor Dimensions      82

Southland Life Insurance Company

Notes to Financial Statements (continued)

3. Investments (continued)

The amortized cost and estimated fair value of debt securities by contractual maturity and marketable equity securities at December 31, 1999 are shown in the following table. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Estimated Fair Value
	(In Thousands)

Available-for-sale:
Due in one year or less	$ 2,872	$ 2,889
Due after one year through five years	91,371	92,889
Due after five years through ten years	274,997	264,698
Due after ten years	249,193	234,071
	618,433	594,547
Mortgage-backed securities	478,721	453,891
Other asset-backed securities	240,898	231,863
Equity securities	8,529	8,926
Total available-for-sale	$1,346,581	$1,289,227

Survivor Dimensions      83

Southland Life Insurance Company

Notes to Financial Statements (continued)

3. Investments (continued)

Changes in unrealized gains (losses) on investments in available-for-sale securities for the years ended December 31, 1999 and 1998 are summarized as follows:

	December 31, 1999
	Fixed	Equity	Total
	(In Thousands)

Gross unrealized gains	$ 11,466	$ 426	$ 11,892
Gross unrealized losses	(69,217)	(29)	(69,246)
Net unrealized gains	(57,751)	397	(57,354)
Deferred income tax benefit (expense)	20,212	(139)	20,073
Net unrealized (losses) gains after taxes	(37,539)	258	(37,281)
Less:
Balance at beginning of year	30,114	365	30,479
Change in net unrealized (losses) gains	$(67,653)	$(107)	$(67,760)

	December 31, 1998
	Fixed	Equity	Total
	(In Thousands)

Gross unrealized gains	$56,441	$ 767	$57,208
Gross unrealized losses	(10,111)	(205)	(10,316)
Net unrealized gains	46,330	562	46,892
Deferred income tax expense	(16,216)	(197)	(16,413)
Net unrealized gains after taxes	30,114	365	30,479
Less:
Balance at beginning of year	32,247	83	32,330
Change in net unrealized gains	$(2,133)	$ 282	$(1,851)

Survivor Dimensions      84

Southland Life Insurance Company

Notes to Financial Statements (continued)

3. Investments (continued)

As part of its overall investment management strategy, the Company has outstanding purchase commitments of $41,351,000 and $31,242,000 in 1999 and 1998, respectively. These commitments were settled in January 2000 and 1999, respectively.

Major categories of investment income for the years ended December 31 are summarized as follows:

	1999	1998	1997
	(In Thousands)

Fixed maturities	$ 92,897	$81,350	$ 75,326
Equity securities	33	236	29
Mortgage loans on real estate	30,539	29,000	30,454
Policy loans	5,216	5,200	5,232
Short-term investments	582	165	615
Other investments	238	358	(970)
	129,505	116,309	110,686
Investment expenses	(4,881)	(4,901)	(3,123)
Net investment income	$124,624	$111,408	$107,563

Net realized gains (losses) on investments for the years ended December 31 are summarized as follows:

	1999	1998	1997
	(In Thousands)

Fixed maturities	$(6,419)	$16,235	$19,881
Equity securities	1,120	310	81
Mortgage loans and other	222	2,357	1,177
Fixed maturities transferred to parent company in 1995	-	394	4,155
Net realized (losses) gains on investments	$(5,077)	$19,296	$25,294

Survivor Dimensions      85

Southland Life Insurance Company

Notes to Financial Statements (continued)

3. Investments (continued)

The above realized (losses) gains for fixed maturities and equity securities are shown net of related tax (benefit) expense of $(1,855,000), $5,929,000 and $8,441,000 for 1999, 1998 and 1997, respectively. As these (losses) gains were realized, they were reclassified from "Accumulated other comprehensive income" included in stockholder's equity to "Net realized (losses) gains on investments" in the accompanying Statements of Income.

During 1999, 1998 and 1997, debt and marketable equity securities available-for-sale were sold with a fair value at the date of sale of $523,200,000, $1,937,306,000 and $608,411,000, respectively. Gross gains of $6,488,000, $26,416,000 and $23,870,000 and gross losses of $11,787,000, $9,871,000 and $3,908,000 were realized on those sales in 1999, 1998 and 1997, respectively.

4. Derivative Financial Instruments Held for Purposes Other Than Trading

The Company enters into interest rate contracts to reduce and manage interest rate risk associated with individual assets and liabilities and its overall aggregate portfolio.

Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of the underlying principal amount. The differential to be paid or received is accrued as interest rates change and is recognized as an adjustment to interest expense or income. The related amount payable to or receivable from counterparties is included in other liabilities or assets.

The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparty credit standing and master netting agreements. The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts.

Survivor Dimensions      86

Southland Life Insurance Company

Notes to Financial Statements (continued)

4. Derivative Financial Instruments Held for Purposes Other Than Trading (continued)

The table below summarizes the Company's interest rate contracts at December 31, 1999 and 1998:

	December 31, 1999

	Notional Amount	Amortized Cost	Fair Value	Book Value
	(In Thousands)
Interest rate contracts:
Swaps	$25,330	$ -	$ (38)	$ (38)
Total swaps	$25,330	$ -	$ (38)	$ (38)

	December 31, 1998

	Notional Amount	Amortized Cost	Fair Value	Book Value
	(In Thousands)
Interest rate contracts:
Swaps	$28,000	$ -	$1,232	$1,232
Swaps-affiliates	2,000	-	(13)	(13)
Total swaps	$30,000	$ -	$1,219	$1,219

Survivor Dimensions      87

Southland Life Insurance Company

Notes to Financial Statements (continued)

5. Concentrations of Risk

At December 31, 1999, the Company held $122,791,000 in below-investment-grade bonds classified as available-for-sale. These holdings amounted to 9.6% of the Company's investment in bonds and 5% of total assets. The holdings of below-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

At December 31, 1999, the Company's commercial mortgages involved a concentration of properties located in Florida (15%), Texas (10%) and Pennsylvania (9%). The remaining commercial mortgages relate to properties located in 25 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $7,501,000.

The Company also has a concentration of direct premium income in California (15%) and Pennsylvania (10%) for the year ended December 31, 1999.

6. Employee Benefit Plans

The Company does not sponsor an employee retirement plan. Home office and field office services are provided to the Company by employees of Life Insurance Company of Georgia (Life of Georgia), an affiliated insurer. The Company reimburses Life of Georgia for the actual cost of salaries and fringe benefits of employees utilized in providing administrative services to the Company.

The Company does not sponsor a deferred compensation plan, but reimburses Life of Georgia for the actual cost of fringe benefits for employees providing administrative services to the Company. The Company has an unfunded noncontributory, nonqualified deferred compensation plan covering certain agents in the General Agency Sales Division.

Survivor Dimensions      88

Southland Life Insurance Company

Notes to Financial Statements (continued)

7. Reinsurance

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. Substantially all of the guaranteed investment contracts and the associated prepaid reinsurance premiums are ceded under a reinsurance agreement with an affiliate. As of December 31, 1999, the Company's retention limit for acceptance of risk on life insurance policies had been set at various levels up to $250,000. Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contacts.

To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains liable to its policyholders for the portion reinsured. Consequently, allowances are established for amounts deemed uncollectible. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurer.

The carrying values of amounts recoverable from reinsurers approximate their fair value.

Survivor Dimensions      89

Southland Life Insurance Company

Notes to Financial Statements (continued)

7. Reinsurance (continued)

Additional information regarding the Company's reinsurance activity for the years ended December 31, 1999, 1998 and 1997 is as follows:

Additional information regarding the Company's reinsurance activity for the years ended December 31, 1999, 1998 and 1997 is as follows:
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
	(In Thousands)

1999
Life insurance in force	$30,169,561	$14,359,593	$1,301	$15,811,269	nil

Premiums:
Life insurance	$ 38,397	$18,557	$ -	$19,840	nil
Health insurance	80,470	43,014	-	37,456	nil
Total premiums	$118,867	$61,571	$ -	$57,296	nil

1998
Life insurance in force	$28,581,594	$8,681,450	$507	$19,900,651	nil

Premiums:
Life insurance	$36,383	$13,779	$13	$22,616	0.06%
Health insurance	68,947	38,599	384	30,732	1.25%
Total premiums	$105,330	$52,378	$397	$53,348	0.74%

1997
Life insurance in force	$22,777,781	$6,764,447	$529	$16,013,863	nil

Premiums:
Life insurance	$32,304	$11,715	$ 18	$20,607	0.09%
Health insurance	69,997	49,388	552	21,161	2.61%
Total premiums	$102,301	$61,103	$570	$41,768	1.36%

Survivor Dimensions      90

Southland Life Insurance Company

Notes to Financial Statements (continued)

8. Income Taxes

The Company files a consolidated federal income tax return with America Life's parent, ING America Insurance Holdings, Inc., a Delaware Corporation, and other US affiliates and subsidiaries. The Company's federal income tax return is consolidated with the following entities: ING America Insurance Holdings, Inc., ING North America Insurance Corporation, First Columbine Life Insurance Company, Security Life of Denver Insurance Company and its subsidiaries, ING Investment Management, Inc. and ING America Life Corporation and its subsidiaries.

The method of tax allocation is governed by a written tax sharing agreement which was revised effective January 1, 1996. The tax sharing agreement provides that each member of the consolidated return shall reimburse ING America Insurance Holdings, Inc. for its respective share of the consolidated federal income tax liability for each taxable year subject to the tax sharing agreement.

The current tax liability of $1,017,000 at December 31, 1999 and current tax receivable of $6,598,000 at December 31, 1998 are payable to and due from, respectively, America Life under the terms of the tax sharing agreement.

Survivor Dimensions      91

Southland Life Insurance Company

Notes to Financial Statements (continued)

8. Income Taxes (continued)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:
	December 31
	1999	1998
	(In Thousands)

Deferred income tax liability:
Deferred policy acquisition costs	$66,596	$48,056
PVFP	22,001	20,869
Unrealized investment gains and losses	-	17,352
Bond/mortgage loans market discount	238	132
Other reserves	(292)	(202)
Total deferred income tax liability	88,543	86,207

Deferred income tax asset:
Unrealized investment gains and losses	20,102	-
Benefit reserves	56,791	44,539
Other assets	15,706	10,243
Total deferred income tax asset	92,599	54,872
Net deferred income tax asset (liability)	$ 4,056	$(31,425)

Survivor Dimensions      92

Southland Life Insurance Company

Notes to Financial Statements (continued)

8. Income Taxes (continued)

A reconciliation of the income tax attributable to continuing operations computed at U.S. federal statutory tax rates to the income tax expense included in the accompanying statements of income follows:
	Year ended December 31
	1999	1998	1997

Statutory federal income tax rate	35.0%	35.0%	35.0%
Goodwill	2.0	1.4	.6
Other items, net	.4	.1	.3
Effective tax rate	37.4%	36.5%	35.9%

The components of federal income tax expense consist of the following:

	Year ended December 31
	1999	1998	1997
	(In Thousands)

Current	$ 23,858	$27,757	$20,675
Deferred	(13,972)	(13,460)	1,804
Federal income tax expense	$ 9,886	$14,297	$22,479

The Company made net income tax payments of $16,243,000 during 1999, $36,621,000 during 1998, and $18,359,000 during 1997 for current income taxes and settlements of prior year returns.

9. Statutory Accounting Information and Practices

Statutory capital and surplus was $92,107,000 and $82,946,000 at December 31, 1999 and 1998, respectively. Statutory net income was $8,163,000, $18,073,000 and $38,211,000, for the years ended December 31, 1999, 1998 and 1997, respectively.

Survivor Dimensions      93

Southland Life Insurance Company

Notes to Financial Statements (continued)

9. Statutory Accounting Information and Practices (continued)

The Company exceeded its minimum statutory capital and surplus requirements at December 31, 1999. Additionally, the amount of dividends which can be paid by the Company to its stockholder without prior approval of the state insurance department is generally limited to the greater of 10% of statutory capital and surplus or the statutory net gain from operations.

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Texas Insurance Department. Currently, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the state of Texas must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time it is anticipated that Texas will adopt Codification effective January 1, 2001. Management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

The NAIC has established certain Risk-Based Capital (RBC) requirements for life/health insurance companies. The NAIC RBC formula attempts to measure the risk profile of insurance companies in relation to actual capitalization levels. The Company exceeded the NAIC RBC minimum requirements for 1999 and 1998.

At December 31, 1999 and 1998, bonds with an amortized cost of $9,376,000 and $9,468,000, respectively, were on deposit with various state insurance departments to meet regulatory requirements.

Survivor Dimensions      94

Southland Life Insurance Company

Notes to Financial Statements (continued)

10. Commitments and Contingent Liabilities

The Company is assessed amounts by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. The Company has accrued for those assessments net of anticipated future premium tax deductions.

The Company established an accrued liability of approximately $12,000,000 as of December 31, 1999 and 1998, respectively, related to certain potential litigation. The Company will vigorously defend its position in these cases.

11. Service Agreement with Affiliate

The Company has a service agreement with Life of Georgia whereby this affiliate provides personnel, certain services and facilities for the conduct of the Company's operations in return for payment representing the costs incurred in providing such services and facilities. Substantially all insurance operating expenses and employment taxes are incurred under the terms of this service agreement. During 1999, 1998 and 1997, the Company reimbursed Life of Georgia $47,258,000, $32,353,000 and $26,627,000, respectively, under this agreement. The Company has a payable to Life of Georgia of $19,702,000 and $15,510,000 at December 31, 1999 and 1998, respectively, related to this agreement. This payable is included within indebtedness to related parties in the accompanying balance sheets.

12. Financing Arrangements

The Company has a revolving line of credit totaling $100,000,000, which matures 30 days from the date of advancement. This line of credit expires July 31, 2000. Interest rates on these borrowings are tied to the bank's cost of funds rate plus .25%. There were no outstanding borrowings under this agreement at December 31, 1999 and 1998.

Survivor Dimensions      95

Southland Life Insurance Company

Notes to Financial Statements (continued)

13. Separate Accounts

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policyholders and are excluded from the amounts reported in the accompanying statements of income except for fees charged for administration services and mortality risk.

14. Impact of Year 2000 (Unaudited)

The Company utilizes data processing systems in the administration of the insurance and financial service products that it markets. Most of the Company's data processing systems have required modifications to enable them to process dates including the year 2000 and beyond. The Company converted, tested for Year 2000 compliance and put into production all of its core business applications prior to December 31, 1999. Through the end of March 2000, the Company has not experienced any Year 2000 related business operation problems. The Company conducts business with a multitude of business entities whose ability to comply with Year 2000 systems issues may affect the business operations of the Company. The Company has made an effort to determine whether such entities have adequate plans for Year 2000 compliance, and the Company is not aware of any instances where a key supplier or vendor is not compliant. The Company does not have the ability to assure with any certainty the compliance capacity of all third parties, and there can be no assurance that failure of such third parties to complete adequate preparations in a timely manner, and any resulting system interruption or other consequences, would not have an adverse effect, directly or indirectly, on the Company's operations.

The Company has incurred most of the costs of the Year 2000 effort primarily from the testing and remediation of administrative systems. These systems support the administration of the Company and its affiliates. Therefore, the combined costs would represent substantially all of Year 2000 costs, which will be shared by the Company and its affiliates. Combined costs were approximately $19.4 million and $8.1 million in 1999 and 1998, respectively.

Survivor Dimensions      96

Financial Statements

Southland Separate Account L1
of Southland Life Insurance Company

Years ended December 31, 1999, 1998 and 1997
with Report of Independent Auditors

Survivor Dimensions      97

Southland Separate Account L1

Financial Statements

Years ended December 31, 1999, 1998 and 1997

Contents

Report of Independent Auditors     99

Audited Financial Statements

Statement of Net Assets     100
Statement of Operations     105
Statement of Changes in Net Assets     120
Notes to Financial Statements      135

Survivor Dimensions      98

Report of Independent Auditors

Policyholders
Southland Separate Account L1 of
   Southland Life Insurance Company

We have audited the accompanying statement of net assets of Southland Separate Account L1 of Southland Life Insurance Company (comprising, respectively, the Alger American Fund (comprising the American Small Capitalization, American MidCap Growth, American Growth and American Leveraged AllCap Sub-Accounts) ("Alger"), the Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II (comprising the Asset Manager, Growth, Overseas, Money Market, Index 500, Equity-Income, High Income, Contrafund, and Investment Grade Bond Sub-Accounts) ("VIP and VIP II"), the INVESCO Variable Investment Funds, Inc. (comprising the Equity Income and Utilities Sub-Accounts) ("INVESCO") and the Janus Aspen Series (comprising the Growth, Aggressive Growth, Worldwide Growth, International Growth and Balanced Sub-Accounts) ("Janus")) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southland Separate Account L1 at December 31, 1999, and the results of its operations and the changes in its net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

     /s/ Ernst & Young LLP

April 7, 2000

Survivor Dimensions      99

Southland Separate Account L1

Statement of Net Assets

December 31, 1999

	Total All Sub-Accounts	Total Alger	Total VIP & VIP II	Total INVESCO	Total Janus

Assets
Investments in mutual funds at market value (Note C)	$63,122,241	$11,117,650	$26,303,077	$1,983,267	$23,718,247
Total assets	63,122,241	11,117,650	26,303,077	1,983,267	23,718,247

Liabilities
Due to (from) Southland Life Insurance Company	(496,172)	(106,769)	(132,655)	(15,773)	(240,975)
Total liabilities	(496,172)	(106,769)	(132,655)	(15,773)	(240,975)

Net assets	$63,618,413	$11,224,419	$26,435,732	$1,999,040	$23,959,222

Policyholder reserves
Reserve for policyholders (Note B)	$63,618,413	$11,224,419	$26,435,732	$1,999,040	$23,959,222

Total policyholder reserves	$63,618,413	$11,224,419	$26,435,732	$1,999,040	$23,959,222

See accompanying notes.

Survivor Dimensions      100

Southland Separate Account L1

Statement of Net Assets (continued)

December 31, 1999

	ALGER

	Total Alger	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap

Assets
Investments in mutual funds at market value (Note C)	$11,117,650	$1,911,189	$1,834,565	$4,479,872	$2,892,024
Total assets	11,117,650	1,911,189	1,834,565	4,479,872	2,892,024

Liabilities
Due to (from) Southland Life Insurance Company	(106,769)	(10,871)	(17,578)	(32,719)	(45,601)
Total liabilities	(106,769)	(10,871)	(17,578)	(32,719)	(45,601)

Net assets	$11,224,419	$1,922,060	$1,852,143	$4,512,591	$2,937,625

Policyholder reserves
Reserves for policyholders (Note B)	$11,224,419	$1,922,060	$1,852,143	$4,512,591	$2,937,625

Total policyholder reserves	$11,224,419	$1,922,060	$1,852,143	$4,512,591	$2,937,625

Number of sub-account units outstanding (Note G)		110,112.068	94,491.630	180,584.939	89,361.549

Net value per sub-account unit		$ 17.46	$ 19.60	$ 24.99	$ 32.87

See accompanying notes.

Survivor Dimensions      101

Southland Separate Account L1

Statement of Net Assets (continued)

December 31, 1999

	VIP & VIP II
	Total VIP & VIP II	Asset Manager	Growth	Overseas	Money Market	Index 500	Equity- Income	High Income	Contrafund	Investment Grade Bond

Assets
Investments in mutual funds at market value (Note C)	$26,303,077	$892,055	$3,045,618	$478,206	$5,047,949	$6,560,134	$2,511,928	$1,044,297	$5,994,815	$728,075
Total assets	26,303,077	892,055	3,045,618	478,206	5,047,949	6,560,134	2,511,928	1,044,297	5,994,815	728,075

Liabilities
Due to (from) Southland Life Insurance Company	(132,655)	(3,596)	(21,850)	(2,238)	7,231	(30,282)	(14,371)	(2,430)	(64,271)	(848)
Total liabilities	(132,655)	(3,596)	(21,850)	(2,238)	7,231	(30,282)	(14,371)	(2,430)	(64,271)	(848)

Net assets	$26,435,732	$895,651	$3,067,468	$480,444	$5,040,718	$6,590,416	$2,526,299	$1,046,727	$6,059,086	$728,923

Policyholder reserves
Reserves for policyholders (Note B)	$26,435,732	$895,651	$3,067,468	$480,444	$5,040,718	$6,590,416	$2,526,299	$1,046,727	$6,059,086	$728,923

Total policyholder reserves	$26,435,732	$895,651	$3,067,468	$480,444	$5,040,718	$6,590,416	$2,526,299	$1,046,727	$6,059,086	$728,923

Number of sub-account units outstanding (Note G)		56,593.361	130,727.111	26,346.246	437,725.752	306,237.103	160,901.817	86,751.174	286,899.898	62,273.753

Net value per sub-account unit		$ 15.83	$ 23.46	$ 18.24	$ 11.52	$ 21.52	$ 15.70	$ 12.07	$ 21.12	$ 11.71

See accompanying notes.

Survivor Dimensions      102

Southland Separate Account L1

Statement of Net Assets (continued)

December 31, 1999

	INVESCO

	Total INVESCO	Equity Income	Utilities

Assets
Investments in mutual funds at market value (Note C )	$1,983,267	$1,195,629	$787,638
Total assets	1,983,267	1,195,629	787,638

Liabilities
Due to (from) Southland Life Insurance Company	(15,773)	(14,700)	(1,073)
Total liabilities	(15,773)	(14,700)	(1,073)

Net assets	$1,999,040	$1,210,329	$788,711

Policyholder reserves
Reserves for policyholders (Note B)	$1,999,040	$1,210,329	$788,711

Total policyholder reserves	$1,999,040	$1,210,329	$788,711

Number of sub-account units outstanding (Note G)		74,079.617	41,629.587

Net value per sub-account unit		$ 16.34	$ 18.95

See accompanying notes.

Survivor Dimensions      103

Southland Separate Account L1

Statement of Net Assets (continued)

December 31, 1999

	JANUS

	Total Janus	Growth	Aggressive Growth	Worldwide Growth	International Growth	Balanced

Assets
Investments in mutual funds at market value (Note C)	$23,718,247	$3,978,416	$5,047,050	$5,264,566	$2,816,075	$6,612,140
Total assets	23,718,247	3,978,416	5,047,050	5,264,566	2,816,075	6,612,140

Liabilities
Due to (from) Southland Life Insurance Company	(240,975)	(28,418)	(71,342)	(59,184)	(24,608)	(57,423)
Total liabilities	(240,975)	(28,418)	(71,342)	(59,184)	(24,608)	(57,423)

Net assets	$23,959,222	$4,006,834	$5,118,392	$5,323,750	$2,840,683	$6,669,563

Policyholder reserves
Reserves for policyholders (Note B)	$23,959,222	$4,006,834	$5,118,392	$5,323,750	$2,840,683	$6,669,563

Total policyholder reserves	$23,959,222	$4,006,834	$5,118,392	$5,323,750	$2,840,683	$6,669,563

Number of sub-account units outstanding (Note G)		168,076.782	159,640.347	201,891.184	108,181.477	320,650.834

Net value per sub-account unit		$ 23.84	$ 32.06	$ 26.37	$ 26.26	$ 20.80

See accompanying notes.

Survivor Dimensions      104

Southland Separate Account L1

Statement of Operations

Year Ended December 31, 1999

	Total All Sub-Accounts	Total Alger	Total VIP & VIP II	Total INVESCO	Total Janus

Investment income
Dividends from mutual funds	$ 1,567,924	$ 613,278	$ 679,599	$ 48,867	$ 226,180
Less valuation period deductions (Note B)	364,009	61,138	160,168	13,093	129,610
Net investment income (loss)	1,203,915	552,140	519,431	35,774	96,570

Realized and unrealized gains (losses)
on investments
Net realized gains (losses) on investments	3,389,427	493,102	202,589	31,203	2,662,533
Net unrealized gains (losses) on investments	9,438,576	1,839,516	2,205,232	157,735	5,236,093
Net realized and unrealized gains (losses)
on investments	12,828,003	2,332,618	2,407,821	188,938	7,898,626

Net increase (decrease) in net assets
resulting from operations	$14,031,918	$2,884,758	$2,927,252	$224,712	$7,995,196

See accompanying notes.

Survivor Dimensions      105

Southland Separate Account L1

Statement of Operations (continued)

Year Ended December 31, 1999

			ALGER

	Total Alger	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap

Investment income
Dividends from mutual funds	$ 613,278	$142,584	$163,687	$239,881	$ 67,126
Less valuation period deductions (Note B)	61,138	11,332	11,010	26,013	12,783
Net investment income (loss)	552,140	131,252	152,677	213,868	54,343

Realized and unrealized gains (losses)
on investments
Net realized gains (losses) on investments	493,102	1,868	22,744	219,461	249,029
Net unrealized gains (losses) on investments	1,839,516	407,699	229,004	479,515	723,298
Net realized and unrealized gains (losses)
on investments	2,332,618	409,567	251,748	698,976	972,327

Net increase (decrease) in net assets
resulting from operations	$2,884,758	$540,819	$404,425	$912,844	$1,026,670

See accompanying notes.

Survivor Dimensions      106

Southland Separate Account L1

Statement of Operations (continued)

Year Ended December 31, 1999

	VIP & VIP II

	Total VIP & VIP II	Asset Manager	Growth	Overseas	Money Market	Index 500	Equity- Income	High Income	Contrafund	Investment Grade Bond

Investment income
Dividends from mutual funds	$ 679,599	$46,234	$139,663	$ 9,084	$145,790	$ 52,477	$77,765	$66,122	$118,908	$ 23,556
Less valuation period deductions (Note B)	160,168	6,250	16,898	2,665	26,430	40,684	17,870	8,228	35,858	5,285
Net investment income (loss)	519,431	39,984	122,765	6,419	119,360	11,793	59,895	57,894	83,050	18,271

Realized and unrealized gains (losses)
on investments
Net realized gains (losses) on investments	202,589	4,860	34,293	2,960	-	65,194	19,680	(37,455)	118,307	(5,250)
Net unrealized gains (losses) on investments	2,205,232	26,606	507,468	112,027	-	782,740	9,883	27,846	762,007	(23,345)
Net realized and unrealized gains (losses)
on investments	2,407,821	31,466	541,761	114,987	-	847,934	29,563	(9,609)	880,314	(28,595)

Net increase (decrease) in net assets
resulting from operations	$2,927,252	$71,450	$664,526	$121,406	$119,360	$859,727	$89,458	$48,285	$963,364	$(10,324)

See accompanying notes.

Survivor Dimensions      107

Southland Separate Account L1

Statement of Operations (continued)

Year Ended December 31, 1999

	INVESCO

	Total INVESCO	Equity Income	Utilities

Investment income
Dividends from mutual funds	$ 48,867	$ 42,139	$ 6,728
Less valuation period deductions (Note B)	13,093	8,847	4,246
Net investment income (loss)	35,774	33,292	2,482

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	31,203	19,906	11,297
Net unrealized gains (losses) on investments	157,735	91,686	66,049
Net realized and unrealized gains (losses)
on investments	188,938	111,592	77,346

Net increase (decrease) in net assets resulting from operations	$224,712	$144,884	$79,828

See accompanying notes.

Survivor Dimensions      108

Southland Separate Account L1

Statement of Operations (continued)

Year Ended December 31, 1999

	JANUS

	Total Janus	Growth	Aggressive Growth	Worldwide Growth	International Growth	Balanced

Investment income
Dividends from mutual funds	$ 226,180	$ 18,383	$ 74,622	$ 6,047	$ 4,512	$ 122,616
Less valuation period deductions (Note B)	129,610	21,873	21,939	29,897	16,037	39,864
Net investment income (loss)	96,570	(3,490)	52,683	(23,850)	(11,525)	82,752

Realized and unrealized gains (losses)
on investments
Net realized gains (losses) on investments	2,662,533	248,417	1,836,755	147,241	179,464	250,656
Net unrealized gains (losses) on investments	5,236,093	758,550	757,939	1,825,033	1,137,882	756,689
Net realized and unrealized gains (losses)
on investments	7,898,626	1,006,967	2,594,694	1,972,274	1,317,346	1,007,345

Net increase (decrease) in net assets
resulting from operations	$7,995,196	$1,003,477	$2,647,377	$1,948,424	$1,305,821	$1,090,097

See accompanying notes.

Survivor Dimensions      109

Southland Separate Account L1

Statement of Operations

Year ended December 31, 1998

	Total All Sub-Accounts	Total Alger	Total VIP & VIP II	Total INVESCO	Total Janus

Investment income
Dividends from mutual funds	$ 626,404	$179,195	$ 252,170	$37,292	$ 157,747
Less valuation period deductions (Note B)	119,686	17,962	61,507	4,011	36,206
Net investment income (loss)	506,718	161,233	190,663	33,281	121,541

Realized and unrealized gains (losses)
on investments
Net realized gains (losses) on investments	127,820	25,905	31,103	5,430	65,382
Net unrealized gains (losses) on investments	2,657,680	642,532	1,033,851	41,691	939,606
Net realized and unrealized gains (losses)
on investments	2,785,500	668,437	1,064,954	47,121	1,004,988

Net increase (decrease) in net assets
resulting from operations	$3,292,218	$829,670	$1,255,617	$80,402	$1,126,529

See accompanying notes.

Survivor Dimensions      110

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 1998

			ALGER

	Total Alger	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap

Investment income
Dividends from mutual funds	$179,195	$50,067	$ 30,380	$ 87,268	$ 11,480
Less valuation period deductions (Note B)	17,962	4,045	4,033	6,878	3,006
Net investment income (loss)	161,233	46,022	26,347	80,390	8,474

Realized and unrealized gains (losses)
on investments
Net realized gains (losses) on investments	25,905	2,686	9,274	6,653	7,292
Net unrealized gains (losses) on investments	642,532	49,565	120,660	303,561	168,746
Net realized and unrealized gains (losses)
on investments	668,437	52,251	129,934	310,214	176,038
Net increase (decrease) in net assets
resulting from operations	$829,670	$98,273	$156,281	$390,604	$184,512

See accompanying notes.

Survivor Dimensions      111

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 1998

	VIP & VIP II

	Total VIP & VIP II	Asset Manager	Growth	Overseas	Money Market	Index 500	Equity- Income	High Income	Contrafund	Investment Grade Bond

Investment income
Dividends from mutual funds	$ 252,170	$15,561	$ 37,137	$ 3,617	$104,324	$ 17,011	$ 23,486	$ 16,684	$ 30,389	$ 3,961
Less valuation period deductions (Note B)	61,507	2,798	5,164	924	17,651	11,910	6,837	2,983	11,312	1,928
Net investment income (loss)	190,663	12,763	31,973	2,693	86,673	5,101	16,649	13,701	19,077	2,033

Realized and unrealized gains (losses)
on investments
Net realized gains (losses) on investments	31,103	(2,166)	3,265	(1,636)	-	12,724	2,172	(2,338)	8,424	10,658
Net unrealized gains (losses) on investments	1,033,851	28,383	189,989	11,290	-	332,201	82,881	(39,195)	420,570	7,732
Net realized and unrealized gains (losses)
on investments	1,064,954	26,217	193,254	9,654	-	344,925	85,053	(41,533)	428,994	18,390

Net increase (decrease) in net assets
resulting from operations	$1,255,617	$38,980	$225,227	$12,347	$ 86,673	$350,026	$101,702	$(27,832)	$448,071	$20,423

See accompanying notes.

Survivor Dimensions      112

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 1998

	INVESCO

	Total INVESCO	Equity Income	Utilities

Investment income
Dividends from mutual funds	$37,292	$34,407	$ 2,885
Less valuation period deductions (Note B)	4,011	3,474	537
Net investment income (loss)	33,281	30,933	2,348

Realized and unrealized gains (losses)
on investments
Net realized gains (losses) on investments	5,430	4,916	514
Net unrealized gains (losses) on investments	41,691	23,002	18,689
Net realized and unrealized gains (losses)
on investments	47,121	27,918	19,203
Net increase (decrease) in net assets resulting from operations	$80,402	$58,851	$21,551

See accompanying notes.

Survivor Dimensions      113

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 1998

	JANUS

	Total Janus	Growth	Aggressive Growth	Worldwide Growth	International Growth	Balanced	Short-Term Bond

Investment income
Dividends from mutual funds	$ 157,747	$ 36,308	$ -	$ 52,078	$16,024	$ 49,352	$3,985
Less valuation period deductions (Note B)	36,206	5,483	4,426	11,466	6,089	8,447	295
Net investment income (loss)	121,541	30,825	(4,426)	40,612	9,935	40,905	3,690

Realized and unrealized gains (losses)
on investments
Net realized gains (losses) on investments	65,382	30,199	4,969	21,777	2,697	9,053	(3,313)
Net unrealized gains (losses) on investments	939,606	189,068	227,403	208,893	41,449	271,281	1,512
Net realized and unrealized gains (losses)
on investments	1,004,988	219,267	232,372	230,670	44,146	280,334	(1,801)

Net increase (decrease) in net assets
resulting from operations	$1,126,529	$250,092	$227,946	$271,282	$54,081	$321,239	$1,889

See accompanying notes.

Survivor Dimensions      114

Southland Separate Account L1

Statement of Operations

Year ended December 31, 1997

	Total All Sub-Accounts	Total Alger	Total VIP & VIP II	Total INVESCO	Total Janus

Investment income
Dividends from mutual funds	$ 47,219	$ 829	$29,532	$9,839	$ 7,019
Less valuation period deductions (Note B)	13,332	2,047	8,582	305	2,398
Net investment income (loss)	33,887	(1,218)	20,950	9,534	4,621

Realized and unrealized gains (losses) on
investments
Net realized gains (losses) on investments	18,964	4,877	6,680	604	6,803
Net unrealized gains (losses) on investments	118,688	26,112	69,730	(1,884)	24,730
Net realized and unrealized gains (losses on
investments	137,652	30,989	76,410	(1,280)	31,533

Net increase (decrease) in net assets
resulting from operations	$171,539	$29,771	$97,360	$8,254	$36,154

See accompanying notes.

Survivor Dimensions      115

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 1997

-
			ALGER

	Total Alger	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap

Investment income
Dividends from mutual funds	$ 829	$ 319	$ 18	$ 492	$ -
Less valuation period deductions (Note B)	2,047	550	511	543	443
Net investment income (loss)	(1,218)	(231)	(493)	(51)	(443)

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	4,877	988	1,017	1,571	1,301
Net unrealized gains (losses) on investments	26,112	7,706	1,036	9,623	7,747
Net realized and unrealized gains (losses) on investments	29,771	8,463	1,560	11,143	8,605

Net increase (decrease) in net assets resulting from
operations	$29,771	$8,463	$1,560	$11,143	$8,605

See accompanying notes.

Survivor Dimensions      116

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 1997

	VIP & VIP II

	Total VIP & VIP II	Asset Manager	Growth	Overseas	Money Market	Index 500	Equity- Income	High Income	Contrafund	Investment Grade Bond

Investment income
Dividends from mutual funds	$29,532	$ -	$ -	$ -	$29,532	$ -	$ -	$ -	$ -	$ -
Less valuation period deductions (Note B)	8,582	142	322	65	4,934	710	431	398	1,381	199
Net investment income (loss)	20,950	(142)	(322)	(65)	24,598	(710)	(431)	(398)	(1,381)	(199)

Realized and unrealized gains (losses)
on Investments

Net realized gains (losses) on investments	6,680	238	199	(3)	-	2,043	660	817	2,545	181
Net unrealized gains (losses) on investments	69,730	2,096	2,921	(618)	-	17,360	9,223	7,284	28,977	2,487
Net realized and unrealized gains (losses)
on investments	76,410	2,334	3,120	(621)	-	19,403	9,883	8,101	31,522	2,668

Net increase (decrease) in net assets
resulting from operations	$97,360	$2,192	$2,798	$(686)	$24,598	$18,693	$9,452	$7,703	$30,141	$2,469

See accompanying notes.

Survivor Dimensions      117

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 1997

	INVESCO

	Total INVESCO	Industrial Income	Utilities

Investment income
Dividends from mutual funds	$9,839	$9,766	$ 73
Less valuation period deductions (Note B)	305	300	5
Net investment income (loss)	9,534	9,466	68

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	604	592	12
Net unrealized gains (losses) on investments	(1,884)	(2,062)	178
Net realized and unrealized gains (losses) on investments	(1,280)	(1,470)	190

Net increase (decrease) in net assets resulting from operations	$8,254	$7,996	$258

See accompanying notes.

Survivor Dimensions      118

Southland Separate Account L1

Statement of Operations (continued)

Year ended December 31, 1997

	JANUS

	Total Janus	Growth	Aggressive Growth	Worldwide Growth	International Growth	Balanced	Short-Term Bond

Investment income
Dividends from mutual funds	$ 7,019	$ 2,261	$ -	$ 2,031	$ 226	$ 825	$1,676
Less valuation period deductions(Note B)	2,398	661	240	995	297	184	21
Net investment income (loss)	4,621	1,600	(240)	1,036	(71)	641	1,655

Realized and unrealized gains (losses)
on Investments
Net realized gains (losses) on investments	6,803	2,977	1,170	1,592	983	75	6
Net unrealized gains (losses) on investments	24,730	6,871	6,573	11,707	(1,597)	2,688	(1,512)
Net realized and unrealized gains (losses) on investments	31,533	9,848	7,743	13,299	(614)	2,763	(1,506)

Net increase (decrease) in net assets resulting
from operations	$36,154	$11,448	$7,503	$14,335	$(685)	$3,404	$ 149

See accompanying notes.

Survivor Dimensions      119

Southland Separate Account L1

Statement of Changes in Net Assets

Year ended December 31, 1999

	Total All Sub-Accounts	Total Alger	Total VIP & VIP II	Total INVESCO	Total Janus
Increase in net assets

Operations
Net investment income (loss)	$ 1,203,915	$ 552,140	$ 519,431	$ 35,774	$ 96,570
Net realized gains (losses) on investments	3,389,427	493,102	202,589	31,203	2,662,533
Net unrealized gains (losses) on investments	9,438,576	1,839,516	2,205,232	157,735	5,236,093
Increase (decrease) in net assets from operations	14,031,918	2,884,758	2,927,252	224,712	7,995,196

Changes from principal transactions
Net premiums	31,028,249	3,825,150	19,754,907	525,568	6,922,624
Cost of insurance and administrative expenses	(6,549,885)	(1,178,979)	(3,129,796)	(213,204)	(2,027,906)
Benefit payments	(3,452)	(1,760)	(1,091)	(154)	(447)
Surrenders and withdrawals	(475,433)	(64,071)	(292,903)	(10,982)	(107,477)
Net transfers among sub-accounts (including the guaranteed
interest account in the general account)	(416,231)	1,280,792	(5,299,071)	574,602	3,027,446
Other	551,597	107,303	133,434	(367)	311,227
Increase from principal transactions	24,134,845	3,968,435	11,165,480	875,463	8,125,467

Total increase in net assets	38,166,763	6,853,193	14,092,732	1,100,175	16,120,663

Net assets at beginning of year	25,451,650	4,371,226	12,343,000	898,865	7,838,559

Net assets at end of year	$63,618,413	$11,224,419	$26,435,732	$1,999,040	$23,959,222

See accompanying notes.

Survivor Dimensions      120

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1999

			ALGER

	Total Alger	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap

Increase in net assets

Operations
Net investment income (loss)	$ 552,140	$ 131,252	$ 152,677	$ 213,868	$ 54,343
Net realized gains (losses) on investments	493,102	1,868	22,744	219,461	249,029
Net unrealized gains (losses) on investments	1,839,516	407,699	229,004	479,515	723,298
Increase (decrease) in net assets from operations	2,884,758	540,819	404,425	912,844	1,026,670

Changes from principal transactions
Net premiums	3,825,150	573,686	573,435	1,729,161	948,868
Cost of insurance and administrative expenses	(1,178,979)	(216,805)	(193,636)	(506,613)	(261,925)
Benefit payments	(1,760)	(154)	-	-	(1,606)
Surrenders and withdrawals	(64,071)	(24,776)	(9,869)	(17,299)	(12,127)
Net transfers among sub-accounts (including the guaranteed
interest account in the general account)	1,280,792	145,564	146,550	531,839	456,839
Other	107,303	20,248	7,863	30,041	49,151
Increase from principal transactions	3,968,435	497,763	524,343	1,767,129	1,179,200

Total increase in net assets	6,853,193	1,038,582	928,768	2,679,973	2,205,870

Net assets at beginning of year	4,371,226	883,478	923,375	1,832,618	731,755

Net assets at end of year	$11,224,419	$1,922,060	$1,852,143	$4,512,591	$2,937,625

See accompanying notes.

Survivor Dimensions      121

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1999

	VIP & VIP II

	Total VIP & VIP II	Asset Manager	Growth	Overseas	Money Market	Index 500	Equity- Income	High Income	Contrafund	Investment Grade Bond

Increase in net assets

Operations
Net investment income (loss)	$ 519,431	$ 39,984	$ 122,765	$ 6,419	$ 119,360	$ 11,793	$ 59,895	$ 57,894	$ 83,050	$ 18,271
Net realized gains (losses) on investments	202,589	4,860	34,293	2,960	-	65,194	19,680	(37,455)	118,307	(5,250)
Net unrealized gains (losses) on investments	2,205,232	26,606	507,468	112,027	-	782,740	9,883	27,846	762,007	(23,345)
Increase (decrease) in net assets from operations	2,927,252	71,450	664,526	121,406	119,360	859,727	89,458	48,285	963,364	(10,324)

Changes from principal transactions
Net premiums	19,754,907	312,583	1,016,105	170,489	12,459,659	2,184,085	805,398	258,179	2,277,133	271,276
Cost of insurance and administrative expenses	(3,129,796)	(89,058)	(346,459)	(46,035)	(643,568)	(783,092)	(316,586)	(106,598)	(720,827)	(77,573)
Benefit payments	(1,091)	-	-	-	-	-	-	(129)	(962)	-
Surrenders and withdrawals	(292,903)	(11,698)	(41,167)	(4,482)	(26,778)	(87,474)	(38,406)	(6,638)	(56,466)	(19,794)
Net transfers among sub-accounts (including) the guaranteed interest account in the general account)	(5,299,071)	96,798	590,388	22,925	(9,142,874)	1,494,471	469,853	213,288	803,946	152,134
Other	133,434	11,589	23,910	18,690	(88,654)	38,397	22,233	10,778	93,157	3,334
Increase from principal transactions	11,165,480	320,214	1,242,777	161,587	2,557,785	2,846,387	942,492	368,880	2,395,981	329,377

Total increase in net assets	14,092,732	391,664	1,907,303	282,993	2,677,145	3,706,114	1,031,950	417,165	3,359,345	319,053

Net assets at beginning of year	12,343,000	503,987	1,160,165	197,451	2,363,573	2,884,302	1,494,349	629,562	2,699,741	409,870

Net assets at end of year	$26,435,732	$895,651	$3,067,468	$480,444	$5,040,718	$6,590,416	$2,526,299	$1,046,727	$6,059,086	$728,923

See accompanying notes.

Survivor Dimensions      122

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1999

	INVESCO

	Total INVESCO	Equity Income	Utilities

Increase in net assets

Operations
Net investment income (loss)	$ 35,774	$ 33,292	$ 2,482
Net realized gains (losses) on investments	31,203	19,906	11,297
Net unrealized gains (losses) on investments	157,735	91,686	66,049
Increase (decrease) in net assets from operations	224,712	144,884	79,828

Changes from principal transactions
Net premiums	525,568	312,962	212,606
Cost of insurance and administrative expenses	(213,204)	(127,281)	(85,923)
Benefit payments	(154)	-	(154)
Surrenders and withdrawals	(10,982)	(7,460)	(3,522)
Net transfers among sub-accounts (including the guaranteed
interest account in the general account)	574,602	186,124	388,478
Other	(367)	(9,896)	9,529
Increase from principal transactions	875,463	354,449	521,014

Total increase in net assets	1,100,175	499,333	600,842

Net assets at beginning of year	898,865	710,996	187,869

Net assets at end of year	$1,999,040	$1,210,329	$788,711

See accompanying notes.

Survivor Dimensions      123

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1999

	JANUS

	Total Janus	Growth	Aggressive Growth	Worldwide Growth	International Growth	Balanced

Increase in net assets

Operations
Net investment income (loss)	$ 96,570	$ (3,490)	$ 52,683	$ (23,850)	$ (11,525)	$ 82,752
Net realized gains (losses) on investments	2,662,533	248,417	1,836,755	147,241	179,464	250,656
Net unrealized gains (losses) on investments	5,236,093	758,550	757,939	1,825,033	1,137,882	756,689
Increase (decrease) in net assets from operations	7,995,196	1,003,477	2,647,377	1,948,424	1,305,821	1,090,097

Changes from principal transactions
Net premiums	6,922,624	1,525,533	1,177,003	1,318,769	658,686	2,242,633
Cost of insurance and administrative expenses	(2,027,906)	(464,803)	(370,541)	(414,064)	(184,897)	(593,601)
Benefit payments	(447)	-	-	(447)	-	-
Surrenders and withdrawals	(107,477)	(25,257)	(43,008)	(19,306)	(6,069)	(13,837)
Net transfers among sub-accounts (including the guaranteed
interest account in the general account)	3,027,446	613,783	487,925	251,041	(37,815)	1,712,512
Other	311,227	53,770	88,867	82,161	38,178	48,251
Increase from principal transactions	8,125,467	1,703,026	1,340,246	1,218,154	468,083	3,395,958

Total increase in net assets	16,120,663	2,706,503	3,987,623	3,166,578	1,773,904	4,486,055

Net assets at beginning of year	7,838,559	1,300,331	1,130,769	2,157,172	1,066,779	2,183,508

Net assets at end of year	$23,959,222	$4,006,834	$5,118,392	$5,323,750	$2,840,683	$6,669,563

See accompanying notes.

Survivor Dimensions      124

Southland Separate Account L1

Statement of Changes in Net Assets

Year ended December 31, 1998

	Total All Sub-Accounts	Total Alger	Total VIP & VIP II	Total INVESCO	Total Janus
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 506,718	$ 161,233	$ 190,663	$ 33,281	$ 121,541
Net realized gains (losses) on investments	127,820	25,905	31,103	5,430	65,382
Net unrealized gains (losses) on investments	2,657,680	642,532	1,033,851	41,691	939,606
Increase (decrease) in net assets from operations	3,292,218	829,670	1,255,617	80,402	1,126,529

Changes from principal transactions
Net premiums	20,624,321	1,162,046	17,385,636	261,529	1,815,110
Cost of insurance and administrative expenses	(2,903,575)	(419,601)	(1,693,394)	(78,336)	(712,244)
Benefit payments	(615)	-	(309)	-	(306)
Surrenders and withdrawals	(307,094)	(53,131)	(142,218)	(4,788)	(106,957)
Net transfers among sub-accounts (including the guaranteed
interest account in the general account)	(121,358)	2,273,667	(7,539,680)	497,977	4,646,678
Other	(99,262)	(19,523)	(59,568)	(2,149)	(18,022)

Increase (decrease) from principal transactions	17,192,417	2,943,458	7,950,467	674,233	5,624,259

Total increase (decrease) in net assets	20,484,635	3,773,128	9,206,084	754,635	6,750,788

Net assets at beginning of year	4,967,015	598,098	3,136,916	144,230	1,087,771

Net assets at end of year	$25,451,650	$4,371,226	$12,343,000	$898,865	$7,838,559

See accompanying notes.

Survivor Dimensions      125

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1998

			ALGER

	Total Alger	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap

Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 161,233	$ 46,022	$ 26,347	$ 80,390	$ 8,474
Net realized gains (losses) on investments	25,905	2,686	9,274	6,653	7,292
Net unrealized gains (losses) on investments	642,532	49,565	120,660	303,561	168,746
Increase (decrease) in net assets from operations	829,670	98,273	156,281	390,604	184,512

Changes from principal transactions
Net premiums	1,162,046	285,818	203,624	475,150	197,454
Cost of insurance and administrative expenses	(419,601)	(97,991)	(86,531)	(160,700)	(74,379)
Benefit payments	-	-	-	-	-
Surrenders and withdrawals	(53,131)	(15,643)	(12,779)	(17,013)	(7,696)
Net transfers among sub-accounts (including the guaranteed
interest account in the general account)	2,273,667	446,424	502,094	987,565	337,584
Other	(19,523)	(774)	(889)	(15,121)	(2,739)

Increase (decrease) from principal transactions	2,943,458	617,834	605,519	1,269,881	450,224

Total increase (decrease) in net assets	3,773,128	716,107	761,800	1,660,485	634,736

Net assets at beginning of year	598,098	167,371	161,575	172,133	97,019

Net assets at end of year	$4,371,226	$883,478	$923,375	$1,832,618	$731,755

See accompanying notes.

Survivor Dimensions      126

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1998

	VIP & VIP II

	Total VIP & VIP II	Asset Manager	Growth	Overseas	Money Market	Index 500	Equity- Income	High Income	Contrafund	Investment Grade Bond
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 190,663	$ 12,763	$ 31,973	$ 2,693	$ 86,673	$ 5,101	$ 16,649	$ 13,701	$ 19,077	$ 2,033
Net realized gains (losses) on investments	31,103	(2,166)	3,265	(1,636)	-	12,724	2,172	(2,338)	8,424	10,658
Net unrealized gains (losses) on investments	1,033,851	28,383	189,989	11,290	-	332,201	82,881	(39,195)	420,570	7,732
Increase (decrease) in net assets from operations	1,255,617	38,980	225,227	12,347	86,673	350,026	101,702	(27,832)	448,071	20,423

Changes from principal transactions
Net premiums	17,385,636	150,080	324,965	91,305	14,635,587	822,531	353,365	150,989	765,529	91,285
Cost of insurance and administrative expenses	(1,693,394)	(54,468)	(113,665)	(25,461)	(700,063)	(304,160)	(127,836)	(45,807)	(294,427)	(27,507)
Benefit payments	(309)	-	-	-	-	-	-	-	(309)	-
Surrenders and withdrawals	(142,218)	(6,929)	(28,566)	(3,338)	(12,212)	(54,104)	(8,634)	(229)	(28,154)	(52)
Net transfers among sub-accounts (including the guaranteed
interest account in the general account)	(7,539,680)	295,904	509,516	83,279	(13,025,086)	1,690,539	832,698	404,606	1,396,236	272,628
Other	(59,568)	(1,306)	(4,893)	(1,025)	(31,073)	(18,689)	(66)	8,758	(10,148)	(1,126)

Increase (decrease) from principal transactions	7,950,467	383,281	687,357	144,760	867,153	2,136,117	1,049,527	518,317	1,828,727	335,228

Total increase (decrease) in net assets	9,206,084	422,261	912,584	157,107	953,826	2,486,143	1,151,229	490,485	2,276,798	355,651

Net assets at beginning of year	3,136,916	81,726	247,581	40,344	1,409,747	398,159	343,120	139,077	422,943	54,219

Net assets at end of year	$12,343,000	$503,987	$1,160,165	$197,451	$2,363,573	$2,884,302	$1,494,349	$629,562	$2,699,741	$409,870

See accompanying notes.

Survivor Dimensions      127

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1998

	INVESCO

	Total INVESCO	Equity Income	Utilities

Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 33,281	$ 30,933	$ 2,348
Net realized gains (losses) on investments	5,430	4,916	514
Net unrealized gains (losses) on investments	41,691	23,002	18,689
Increase (decrease) in net assets from operations	80,402	58,851	21,551

Changes from principal transactions
Net premiums	261,529	200,531	60,998
Cost of insurance and administrative expenses	(78,336)	(61,807)	(16,529)
Benefit payments	-	-	-
Surrenders and withdrawals	(4,788)	(4,417)	(371)
Net transfers among sub-accounts (including the guaranteed interest account in the general account)	497,977	377,109	120,868
Other	(2,149)	(272)	(1,877)

Increase (decrease) from principal transactions	674,233	511,144	163,089

Total increase (decrease) in net assets	754,635	569,995	184,640

Net assets at beginning of year	144,230	141,001	3,229

Net assets at end of year	$898,865	$710,996	$187,869

See accompanying notes.

Survivor Dimensions      128

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1998

	JANUS

	Total Janus	Growth	Aggressive Growth	Worldwide Growth	International Growth	Balanced	Short-Term Bond

Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 121,541	$ 30,825	$ (4,426)	$ 40,612	$ 9,935	$ 40,905	$ 3,690
Net realized gains (losses) on investments	65,382	30,199	4,969	21,777	2,697	9,053	(3,313)
Net unrealized gains (losses) on investments	939,606	189,068	227,403	208,893	41,449	271,281	1,512
Increase (decrease) in net assets from operations	1,126,529	250,092	227,946	271,282	54,081	321,239	1,889

Changes from principal transactions
Net premiums	1,815,110	426,022	322,364	490,342	200,143	367,935	8,304
Cost of insurance and administrative expenses	(712,244)	(167,261)	(104,466)	(187,471)	(98,915)	(151,467)	(2,664)
Benefit payments	(306)	(306)	-	-	-	-	-
Surrenders and withdrawals	(106,957)	(34,731)	(6,451)	(63,558)	(1,162)	(1,055)	-
Net transfers among sub-accounts (including the guaranteed interest account in the general account)	4,646,678	581,280	602,530	1,168,578	755,641	1,556,845	(18,196)
Other	(18,022)	(3,705)	(6,883)	(4,546)	2,053	(4,471)	(470)

Increase (decrease) from principal transactions	5,624,259	801,299	807,094	1,403,345	857,760	1,767,787	(13,026)

Total increase (decrease) in net assets	6,750,788	1,051,391	1,035,040	1,674,627	911,841	2,089,026	(11,137)

Net assets at beginning of year	1,087,771	248,940	95,729	482,545	154,938	94,482	11,137

Net assets at end of year	$7,838,559	$1,300,331	$1,130,769	$2,157,172	$1,066,779	$2,183,508	$ -

See accompanying notes.

Survivor Dimensions      129

Southland Separate Account L1

Statement of Changes in Net Assets

Year ended December 31, 1997

	Total All Sub-Accounts	Total Alger	Total VIP & VIP II	Total INVESCO	Total Janus

Increase in net assets

Operations
Net investment income (loss)	$ 33,887	$ (1,218)	$ 20,950	$ 9,534	$ 4,621
Net realized gains (losses) on investments	18,964	4,877	6,680	604	6,803
Net unrealized gains (losses) on investments	118,688	26,112	69,730	(1,884)	24,730
Increase (decrease) in net assets from operations	171,539	29,771	97,360	8,254	36,154

Changes from principal transactions
Net premiums	5,248,437	102,293	4,858,995	34,087	253,062
Cost of insurance and administrative expenses	(437,265)	(55,276)	(304,785)	(8,313)	(68,891)
Surrenders	(1,357)	(346)	(677)	(8)	(326)
Net transfers among sub-accounts (including
the guaranteed interest account in the general
account)	(14,339)	521,656	(1,513,977)	110,210	867,772

Increase from principal transactions	4,795,476	568,327	3,039,556	135,976	1,051,617

Total increase in net assets	4,967,015	598,098	3,136,916	144,230	1,087,771

Net assets at beginning of year	-	-	-	-	-

Net assets at end of year	$4,967,015	$598,098	$3,136,916	$144,230	$1,087,771

Survivor Dimensions      130

See accompanying notes.

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1997

			ALGER

	Total Alger	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap

Increase in net assets

Operations
Net investment income (loss)	$ (1,218)	$ (231)	$ (493)	$ (51)	$ (443)
Net realized gains (losses) on investments	4,877	988	1,017	1,571	1,301
Net unrealized gains (losses) on investments	26,112	7,706	1,036	9,623	7,747
Increase (decrease) in net assets from operations	29,771	8,463	1,560	11,143	8,605

Changes from principal transactions
Net premiums	102,293	19,354	41,846	21,286	19,807
Cost of insurance and administrative expenses	(55,276)	(14,992)	(12,080)	(17,070)	(11,134)
Surrenders	(346)	(127)	(23)	(180)	(16)
Net transfers among divisions (including the guaranteed interest
account in the general account)	521,656	154,673	130,272	156,954	79,757

Increase from principal transactions	568,327	158,908	160,015	160,990	88,414

Total increase in net assets	598,098	167,371	161,575	172,133	97,019

Net assets at beginning of year	-	-	-	-	-

Net assets at end of year	$598,098	$167,371	$161,575	$172,133	$97,019

See accompanying notes.

Survivor Dimensions      131

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1997

	VIP & VIP II

	Total VIP & VIP II	Asset Manager	Growth	Overseas	Money Market	Index 500	Equity- Income	High Income	Contrafund	Investment Grade Bond

Increase in net assets

Operations
Net investment income (loss)	$ 20,950	$ (142)	$ (322)	$ (65)	$ 24,598	$ (710)	$ (431)	$ (398)	$ (1,381)	$ (199)
Net realized gains (losses) on investments	6,680	238	199	(3)	-	2,043	660	817	2,545	181
Net unrealized gains (losses) on investments	69,730	2,096	2,921	(618)	-	17,360	9,223	7,284	28,977	2,487
Increase (decrease) in net assets from operations	97,360	2,192	2,798	(686)	24,598	18,693	9,452	7,703	30,141	2,469

Changes from Principal
Transactions
Net premiums	4,858,995	28,701	13,829	8,799	4,552,361	80,172	26,271	49,548	80,795	18,519
Cost of insurance and administrative expenses	(304,785)	(3,199)	(8,783)	(2,955)	(215,522)	(16,744)	(7,481)	(9,095)	(35,811)	(5,195)
Surrenders	(677)	(16)	(16)	-	-	(58)	(8)	-	(579)	-
Net transfers among sub-accounts (including the guaranteed interest account in the general account	(1,513,977)	54,048	239,753	35,186	(2,951,690)	316,096	314,886	90,921	348,397	38,426

Increase from principal transactions	3,039,556	79,534	244,783	41,030	1,385,149	379,466	333,668	131,374	392,802	51,750

Total increase in net assets	3,136,916	81,726	247,581	40,344	1,409,747	398,159	343,120	139,077	422,943	54,219

Net assets at beginning of year	-	-	-	-	-	-	-	-	-	-

Net assets at end of year	$3,136,916	$81,726	$247,581	$40,344	$1,409,747	$398,159	$343,120	$139,077	$422,943	$54,219

See accompanying notes.

Survivor Dimensions      132

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1997

	INVESCO

	Total INVESCO	Industrial Income	Utilities

Increase in net assets

Operations
Net investment income (loss)	$ 9,534	$ 9,466	$ 68
Net realized gains (losses) on investments	604	592	12
Net unrealized gains (losses) on investments	(1,884)	(2,062)	178
Increase (decrease) in net assets from operations	8,254	7,996	258

Changes from principal transactions
Net premiums	34,087	32,647	1,440
Cost of insurance and administrative expenses	(8,313)	(7,681)	(632)
Surrenders	(8)	-	(8)
Net transfers among sub-accounts (including the guaranteed interest account in the general account)	110,210	108,039	2,171

Increase from principal transactions	135,976	133,005	2,971

Total increase in net assets	144,230	141,001	3,229

Net assets at beginning of year	-	-	-

Net assets at end of year	$144,230	$141,001	$3,229

See accompanying notes.

Survivor Dimensions      133

Southland Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1997

	JANUS

	Total Janus	Growth	Aggressive Growth	Worldwide Growth	International Growth	Balanced	Short-Term Bond

Increase in net assets

Operations
Net investment income (loss)	$ 4,621	$ 1,600	$ (240)	$ 1,036	$ (71)	$ 641	$ 1,655
Net realized gains (losses) on investments	6,803	2,977	1,170	1,592	983	75	6
Net unrealized gains (losses) on investments	24,730	6,871	6,573	11,707	(1,597)	2,688	(1,512)
Increase (decrease) in net assets from operations	36,154	11,448	7,503	14,335	(685)	3,404	149

Changes from principal transactions
Net premiums	253,062	70,041	28,978	98,303	36,942	18,703	95
Cost of insurance and administrative expenses	(68,891)	(21,920)	(10,113)	(25,436)	(7,255)	(3,564)	(603)
Surrenders	(326)	(246)	(16)	(64)	-	-	-
Net transfers among sub-accounts (including the guaranteed
interest account in the general account)	867,772	189,617	69,377	395,407	125,936	75,939	11,496

Increase from principal transactions	1,051,617	237,492	88,226	468,210	155,623	91,078	10,988

Total increase in net assets	1,087,771	248,940	95,729	482,545	154,938	94,482	11,137

Net assets at beginning of year	-	-	-	-	-	-	-

Net assets at end of year	$1,087,771	$248,940	$95,729	$482,545	$154,938	$94,482	$11,137

See accompanying notes.

Survivor Dimensions      134

Southland Separate Account L1

Notes to Financial Statements

December 31, 1999

Note A. Organization

The Southland Separate Account L1 (the Separate Account) was established by resolution of the Board of Directors of Southland Life Insurance Company (the Company) on February 25, 1994. The Separate Account was inactive prior to January 31, 1997, except for matters relating to its organization as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

The Separate Account supports the operations of the Future Dimensions Variable Universal Life (Future Dimensions) policies offered by the Company. The Separate Account may be used to support other variable life policies as they are offered by the Company. The assets of the Separate Account are the property of the Company. However, the portion of the Separate Account's assets attributable to the policies will not be used to satisfy liabilities arising out of any other operations of the Company.

As of December 31, 1999, the Separate Account consisted of twenty investment sub-accounts available to the policyholders, each of which invests in an independently managed mutual fund portfolio ("fund"). The funds are as follows:

Portfolio Managers/Portfolios (Funds)

The Alger American Fund (Alger):
    American Small Capitalization
    American MidCap Growth
    American Growth
    American Leveraged AllCap

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
    VIP II Asset Manager
    VIP Growth
    VIP Overseas
    VIP Money Market
    VIP II Index 500
    VIP Equity-Income
    VIP High Income
    VIP II Contrafund
    VIP II Investment Grade Bond

Survivor Dimensions      135

Southland Separate Account L1

Notes to Financial Statements (continued)

Note A. Organization (continued)

INVESCO Variable Investment Funds, Inc. (INVESCO):
    Equity Income (formerly known as "Industrial Income")
    Utilities

Janus Aspen Series Funds (Janus):
    Growth
    Aggressive Growth
    Worldwide Growth
    International Growth
    Balanced

The Future Dimensions policies allow the policyholders to specify the allocation of their net premiums to the various funds. They can also transfer their account values among the funds. The Future Dimensions product also provides the policyholders the option to allocate their net premiums, or to transfer their account values, to a Guaranteed Interest Account ("GIA") in the Company's General Account. The GIA guarantees a rate of interest to the policyholder, and it is not variable in nature. Therefore, it is not included in the Separate Account financial statements.

Effective May 1, 1998, the sub-account of the Separate Account investing in Janus Aspen Series Short-Term Bond Fund no longer accepted any new investments. The Securities and Exchange Commission issued a substitution order and on September 28, 1998, shares of the Fidelity VIP Money Market Fund were exchanged for Janus Aspen Series Short-Term Bond Fund shares.

Note B. Summary of Significant Accounting Policies

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and to disclose contingent assets and liabilities at the date of financial statements along with the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Survivor Dimensions      136

Southland Separate Account L1

Notes to Financial Statements (continued)

Note B. Summary of Significant Accounting Policies (continued)

The accounting principles followed by the Separate Account and the methods of applying those principles are presented below or in the footnotes which follow:

Investment Valuation--The investments in shares of the funds are valued at the closing net asset value (market value) per share as determined by the funds on the day of measurement.

Investment Transactions and Related Investment Income--The investments in shares of the funds are accounted for on the date the order to buy or sell is confirmed. Dividend income and distributions of capital gains are recorded on the ex-dividend date. Realized gains and losses from investment transactions are reported using the first-in, first-out ("FIFO") method of accounting for cost. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized gain or loss on investments.

Valuation Period Deductions--Charges are made directly against the assets of the Separate Account sub-accounts, and are reflected daily in the computation of the unit values of the sub-accounts.

For Future Dimensions policies, a daily deduction, at an annual rate of .90% of the daily asset value of the Separate Account sub-accounts, is charged to the Separate Account for mortality and expense risks assumed by the Company. Total mortality and expense charges for the years ended December 31, 1999, 1998 and 1997 were $364,009, $119,686 and $13,332, respectively.

Policyholder Reserves--Policyholder reserves are presented in the financial statements at the aggregate account values of the policyholders invested in the Separate Account sub-accounts. To the extent that benefits to be paid to the policyholders exceed their account values, the Company will contribute additional funds to the benefit proceeds.

Survivor Dimensions      137

Southland Separate Account L1

Notes to Financial Statements (continued)

Note C. Investments

Fund shares are purchased at net asset value with net premiums (premium payments, less sales and tax loads charged by the Company) and sub-account transfers. Fund shares are redeemed at net asset value for the payment of benefits, for surrenders, for transfers to other sub-accounts, and for charges by the Company for certain cost of insurance and administrative charges. The cost of insurance and administrative charges for the years ended December 31, 1999, 1998 and 1997 were $6,549,885, $2,903,575 and $437,265, respectively. Dividends made by the funds are reinvested in the funds.

The following is a summary of Fund shares owned as of December 31, 1999:
Fund	Number of Shares	Net Asset Value at Market	Value of Shares at Market	Cost of Shares

The Alger American Fund:
American Small Capitalization	34,654.379	$55.15	$ 1,911,189	$ 1,446,219
American MidCap Growth	56,921.036	$32.23	1,834,565	1,483,865
American Growth	69,584.840	$64.38	4,479,872	3,687,174
American Leveraged AllCap	49,888.287	$57.97	2,892,024	1,992,232

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
VIP II Asset Manager	47,780.129	$18.67	892,055	834,970
VIP Growth	55,445.440	$54.93	3,045,618	2,345,240
VIP Overseas	17,427.332	$27.44	478,206	355,507
VIP Money Market	5,047,949.000	$1.00	5,047,949	5,047,949
VIP II Index 500	39,186.034	$167.41	6,560,134	5,427,832
VIP Equity-Income	97,702.373	$25.71	2,511,928	2,409,941
VIP High Income	92,333.952	$11.31	1,044,297	1,048,363
VIP II Contrafund	205,654.031	$29.15	5,994,815	4,783,263
VIP II Investment Grade Bond	59,874.589	$12.16	728,075	741,201

INVESCO Variable Investment Funds, Inc.:
Equity Income	56,907.615	$21.01	1,195,629	1,083,003
Utilities	37,560.229	$20.97	787,638	702,722

Janus Aspen Series Funds:
Growth	118,229.302	$33.65	3,978,416	3,023,926
Aggressive Growth	84,554.347	$59.69	5,047,050	4,055,135
Worldwide Growth	110,252.691	$47.75	5,264,566	3,218,933
International Growth	72,823.248	$38.67	2,816,075	1,638,342
Balanced	236,824.499	$27.92	6,612,140	5,581,483

Total			$63,122,241	$50,907,300

Survivor Dimensions      138

Southland Separate Account L1

Notes to Financial Statements (continued)

Note C. Investments (continued)

For the year ended December 31, 1999, the cost of purchases (plus reinvested dividends) and sales of investments are as follows:
Fund	Beginning of Year	Purchases	Sales	End of Year

The Alger American Fund:
American Small Capitalization	$ 823,924	$ 825,955	$ (203,660)	$ 1,446,219
American MidCap Growth	802,289	953,090	(271,514)	1,483,865
American Growth	1,507,768	3,319,494	(1,140,088)	3,687,174
American Leveraged AllCap	555,761	1,838,565	(402,094)	1,992,232

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
VIP II Asset Manager	473,592	678,507	(317,129)	834,970
VIP Growth	965,803	1,616,620	(237,183)	2,345,240
VIP Overseas	186,648	227,208	(58,349)	355,507
VIP Money Market	2,150,214	15,166,614	(12,268,879)	5,047,949
VIP II Index 500	2,528,232	3,344,138	(444,538)	5,427,832
VIP Equity-Income	1,400,500	1,301,224	(291,783)	2,409,941
VIP High Income	661,323	632,166	(245,126)	1,048,363
VIP II Contrafund	2,247,256	3,088,063	(552,056)	4,783,263
VIP II Investment Grade Bond	399,984	546,152	(204,935)	741,201

INVESCO Variable Investment Funds, Inc.:
Equity Income	690,059	572,001	(179,057)	1,083,003
Utilities	168,860	592,997	(59,135)	702,722

Janus Aspen Series Funds:
Growth	1,102,020	2,594,606	(672,700)	3,023,926
Aggressive Growth	896,998	5,490,433	(2,332,296)	4,055,135
Worldwide Growth	1,936,293	1,652,387	(369,747)	3,218,933
International Growth	1,027,251	1,036,570	(425,479)	1,638,342
Balanced	1,901,160	4,666,548	(986,225)	5,581,483

Total	$22,425,935	$50,143,338	($21,661,973)	$50,907,300

Aggregate proceeds from sales of investments for the year ended December 31, 1999 were $25,051,400.

Survivor Dimensions      139

Southland Separate Account L1

Notes to Financial Statements (continued)

Note D. Other Policy Deductions

The Future Dimensions policies provide for certain deductions for sales and tax loads from premium payments received from the policyholders and for surrender charges and taxes from amounts paid to policyholders. Such deductions are taken after the redemption of sub-account units in the Separate Account and are not included in the Separate Account financial statements.

Note E. Policy Loans

The Future Dimensions policies allow the policyholders to borrow against their policies by using them as collateral for a loan. At the time of borrowing against the policies, an amount equal to the loan amount is transferred from the Separate Account sub-accounts to a loan Guaranteed Interest Account in the Company's General Account to secure the loan. As payments are made on the policy loan, amounts are transferred back from the loan Guaranteed Interest Account to the Separate Account sub-accounts. Interest is credited to the balance in the loan Guaranteed Interest Account at a fixed rate. The loan Guaranteed Interest Account is not variable in nature and is not included in these Separate Account statements.

Note F. Federal Income Taxes

The Separate Account is not taxed separately because the operations of the Separate Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. The Separate Account is not taxed as a "Regulated Investment Company" under subchapter "M" of the Internal Revenue Code.

Survivor Dimensions      140

Southland Separate Account L1

Notes to Financial Statements (continued)

Note G. Summary of Changes in Units

The following schedule summarizes the changes in sub-account units for the year ended December 31, 1999:
Sub-Account	Outstanding at Beginning of Year	Increase for Payments Received	(Decrease) for Withdrawals and Other Deductions	Outstanding at End of Year

The Alger American Fund:
American Small Capitalization	71,702.588	57,637.460	(19,227.980)	110,112.068
American MidCap Growth	61,552.437	53,663.692	(20,724.499)	94,491.630
American Growth	96,519.612	153,296.175	(69,230.848)	180,584.939
American Leveraged AllCap	39,281.333	78,180.937	(28,100.721)	89,361.549

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
VIP II Asset Manager	35,040.789	48,638.027	(27,085.455)	56,593.361
VIP Growth	67,213.256	78,969.425	(15,455.570)	130,727.111
VIP Overseas	15,284.198	18,894.457	(7,832.409)	26,346.246
VIP Money Market	194,464.915	1,713,763.106	(1,470,502.269)	437,725.752
VIP II Index 500	159,598.401	175,786.128	(29,147.426)	306,237.103
VIP Equity-Income	100,106.288	83,760.337	(22,964.808)	160,901.817
VIP High Income	55,875.183	51,760.130	(20,884.139)	86,751.174
VIP II Contrafund	157,136.563	170,176.289	(40,412.954)	286,899.898
VIP II Investment Grade Bond	34,341.076	48,202.344	(20,269.667)	62,273.753

INVESCO Variable Investment Funds, Inc.:
Equity Income	49,352.422	39,623.897	(14,896.702)	74,079.617
Utilities	11,674.130	35,720.305	(5,764.848)	41,629.587

Janus Aspen Series Funds:
Growth	77,638.452	139,848.728	(49,410.398)	168,076.782
Aggressive Growth	78,750.742	242,015.598	(161,125.993)	159,640.347
Worldwide Growth	133,217.360	99,139.359	(30,465.535)	201,891.184
International Growth	73,359.684	69,642.489	(34,820.696)	108,181.477
Balanced	131,276.187	258,472.945	(69,098.298)	320,650.834

Survivor Dimensions      141

Southland Separate Account L1

Notes to Financial Statements (continued)

Note G. Summary of Changes in Units (continued)

The following schedule summarizes the changes in sub-account units for the year ended December 31, 1998:
Sub-Account	Outstanding at Beginning of Year	Increase for Payments Received	(Decrease) for Withdrawals and Other Deductions	Outstanding at End of Year

The Alger American Fund:
American Small Capitalization	15,602.470	66,203.578	(10,103.460)	71,702.588
American MidCap Growth	13,909.250	55,156.739	(7,513.552)	61,552.437
American Growth	13,399.380	94,364.654	(11,244.422)	96,519.612
American Leveraged AllCap	8,148.770	36,679.921	(5,547.358)	39,281.333

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
VIP II Asset Manager	6,482.680	33,107.305	(4,549.196)	35,040.789
VIP Growth	19,868.310	56,789.233	(9,444.287)	67,213.256
VIP Overseas	3,494.450	14,053.495	(2,263.747)	15,284.198
VIP Money Market	115,644.200	1,334,612.678	(1,255,791.963)	194,464.915
VIP II Index 500	28,102.340	153,812.513	(22,316.452)	159,598.401
VIP Equity-Income	25,474.830	84,172.610	(9,541.152)	100,106.288
VIP High Income	11,714.000	48,130.308	(3,969.125)	55,875.183
VIP II Contrafund	31,768.100	146,734.981	(21,366.518)	157,136.563
VIP II Investment Grade Bond	4,900.060	31,738.917	(2,297.901)	34,341.076

INVESCO Variable Investment Funds, Inc.:
Equity Income	11,223.700	43,201.975	(5,073.253)	49,352.422
Utilities	250.460	12,714.459	(1,290.789)	11,674.130

Janus Aspen Series Funds:
Growth	20,034.700	71,997.593	(14,393.841)	77,638.452
Aggressive Growth	8,875.280	79,190.451	(9,314.989)	78,750.742
Worldwide Growth	38,107.830	111,570.199	(16,460.669)	133,217.360
International Growth	12,384.220	68,300.451	(7,324.987)	73,359.684
Balanced	7,592.840	134,182.102	(10,498.755)	131,276.187
Short-Term Bond	1,034.550	739.743	(1,774.293)	0.000

Survivor Dimensions      142

Southland Separate Account L1

Notes to Financial Statements (continued)

Note G. Summary of Changes in Units (continued)

The following schedule summarizes the changes in sub-account units for the year ended December 31, 1997:
Sub-Account	Outstanding at Beginning of Year	Increase for Payments Received	(Decrease) for Withdrawals and Other Deductions	Outstanding at End of Year

The Alger American Fund:
American Small Capitalization	-	15,614.280	(11.810)	15,602.470
American MidCap Growth	-	13,911.240	(1.990)	13,909.250
American Growth	-	13,413.360	(13.980)	13,399.380
American Leveraged AllCap	-	8,150.060	(1.290)	8,148.770

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
VIP II Asset Manager	-	6,483.960	(1.280)	6,482.680
VIP Growth	-	19,869.540	(1.230)	19,868.310
VIP Overseas	-	3,494.450	-	3,494.450
VIP Money Market	-	418,912.020	(303,267.820)	115,644.200
VIP II Index 500	-	28,106.580	(4.240)	28,102.340
VIP Equity-Income	-	25,475.490	(.660)	25,474.830
VIP High Income	-	11,714.000	-	11,714.000
VIP II Contrafund	-	31,812.080	(43.980)	31,768.100
VIP II Investment Grade Bond	-	4,900.060	-	4,900.060

INVESCO Variable Investment Funds, Inc.:
Industrial Income	-	11,223.710	(.010)	11,223.700
Utilities	-	251.170	(.710)	250.460

Janus Aspen Series Funds:
Growth	-	20,054.580	(19.880)	20,034.700
Aggressive Growth	-	8,876.800	(1.520)	8,875.280
Worldwide Growth	-	38,113.040	(5.210)	38,107.830
International Growth	-	12,384.220	-	12,384.220
Balanced	-	7,592.840	-	7,592.840
Short-Term Bond	-	1,034.550	-	1,034.550

Survivor Dimensions      143

Southland Separate Account L1

Notes to Financial Statements (continued)

Note H. Net Assets

Net assets at December 31, 1999 consisted of the following:
Sub-Account	Principal Transactions	Accumulated Investment Income	Accumulated Net Realized Gains (Losses) on Investments	Net Unrealized Gains (Losses) on Investments	Net Assets

The Alger American Fund:
American Small Capitalization	$ 1,274,505	$ 177,043	$ 5,542	$ 464,970	$ 1,922,060
American MidCap Growth	1,289,879	178,529	33,035	350,700	1,852,143
American Growth	3,198,001	294,207	227,685	792,698	4,512,591
American Leveraged AllCap	1,717,839	62,372	257,622	899,792	2,937,625

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
VIP II Asset Manager	783,028	52,606	2,932	57,085	895,651
VIP Growth	2,174,916	154,417	37,757	700,378	3,067,468
VIP Overseas	347,376	9,048	1,321	122,699	480,444
VIP Money Market	4,810,086	230,632	-	-	5,040,718
VIP II Index 500	5,361,968	16,185	79,961	1,132,302	6,590,416
VIP Equity-Income	2,325,687	76,113	22,512	101,987	2,526,299
VIP High Income	1,018,574	71,195	(38,976)	(4,066)	1,046,727
VIP II Contrafund	4,617,512	100,746	129,276	1,211,552	6,059,086
VIP II Investment Grade Bond	716,354	20,106	5,589	(13,126)	728,923

INVESCO Variable Investment Funds, Inc.:
Equity Income	1,021,786	50,503	25,414	112,626	1,210,329
Utilities	687,074	4,898	11,823	84,916	788,711

Janus Aspen Series Funds:
Growth	2,741,818	28,933	281,593	954,490	4,006,834
Aggressive Growth	2,235,567	48,017	1,842,894	991,914	5,118,392
Worldwide Growth	3,089,710	17,797	170,610	2,045,633	5,323,750
International Growth	1,481,469	(1,663)	183,144	1,177,733	2,840,683
Balanced	5,254,823	124,299	259,784	1,030,657	6,669,563

Total	$46,147,972	$1,715,983	$3,539,518	$12,214,940	$63,618,413

Survivor Dimensions      144

Financial Statements-Unaudited

Southland Separate Account L1 of
Southland Life Insurance Company

Nine months ended September 30, 2000

Survivor Dimensions      145

Southland Separate Account L1
Financial Statements-Unaudited
Nine months ended September 30, 2000

Contents

Financial Statements-Unaudited

Statement of Net Assets     147
Statement of Operations     152
Statement of Changes in Net Assets     157
Notes to Financial Statements      162

Survivor Dimensions      146

Southland Separate Account L1
Statement of Net Assets
(Unaudited)
Nine months ended September 30, 2000

	Total All Sub-Accounts	Total Alger	Total VIP & VIP II	Total INVESCO	Total Janus

Assets
Investments in mutual funds at market value (Note C)	$76,026,438	$14,534,469	$28,354,685	$2,517,451	$30,619,833
Total assets	76,026,438	14,534,469	28,354,685	2,517,451	30,619,833

Liabilities
Due to (from) Southland Life Insurance Company	(610,141)	(62,002)	2,538,849	(7,368)	(3,079,620)
Total liabilities	(610,141)	(62,002)	2,538,849	(7,368)	(3,079,620)

Net assets	$76,636,579	$14,596,471	$25,815,836	$2,524,819	$33,699,453

Policyholder reserves
Reserve for policyholders (Note B)	$76,636,579	$14,596,471	$25,815,836	$2,524,819	$33,699,453

Total policyholder reserves	$76,636,579	$14,596,471	$25,815,836	$2,524,819	$33,699,453

See accompanying notes.

Survivor Dimensions      147

Southland Separate Account L1
Statement of Net Assets (continued)
(Unaudited)
Nine months ended September 30, 2000

	ALGER
	Total Alger	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap

Assets
Investments in mutual funds at market value (Note C)	$14,534,469	$2,246,466	$2,976,692	$5,434,188	$3,877,123
Total assets	14,534,469	2,246,466	2,976,692	5,434,188	3,877,123

Liabilities
Due to (from) Southland Life Insurance Company	(62,002)	(8,335)	3,020	(20,669)	(36,018)
Total liabilities	(62,002)	(8,335)	3,020	(20,669)	(36,018)

Net assets	$14,596,471	$2,254,801	$2,973,672	$5,454,857	$3,913,141

Policyholder reserves
Reserves for policyholders (Note B)	$14,596,471	$2,254,801	$2,973,672	$5,454,857	$3,913,141

Total policyholder reserves	$14,596,471	$2,254,801	$2,973,672	$5,454,857	$3,913,141

Number of sub-account units outstanding (Note G)		142,728	125,741	219,154	123,316

Net value per sub-account unit		$15.80	$23.65	$24.89	$31.73

See accompanying notes.

Survivor Dimensions      148

Southland Separate Account L1
Statement of Net Assets (continued)
(Unaudited)
Nine months ended September 30, 2000

	VIP & VIP II

	Total VIP & VIP II	Asset Manager	Growth	Overseas	Money Market	Index 500	Equity- Income	High Income	Contrafund	Investment Grade Bond

Assets
Investments in mutual funds at market value (Note C)	$28,354,685	$906,220	$4,284,367	$522,060	$2,776,621	$8,110,031	$2,871,314	$1,000,724	$6,919,885	$963,463
Total assets	28,354,685	906,220	4,284,367	522,060	2,776,621	8,110,031	2,871,314	1,000,724	6,919,885	963,463

Liabilities
Due to (from) Southland Life Insurance Company	2,538,849	(2,642)	(19,876)	(906)	2,571,927	55,958	(12,297)	(1,955)	(59,184)	7,824
Total liabilities	2,538,849	(2,642)	(19,876)	(906)	2,571,927	55,958	(12,297)	(1,955)	(59,184)	7,824

Net assets	$25,815,836	$908,862	$4,304,243	$522,966	$204,694	$8,054,073	$2,883,611	$1,002,679	$6,979,069	$955,639

Policyholder reserves
Reserves for policyholders (Note B)	$25,815,836	$908,862	$4,304,243	$522,966	$204,694	$8,054,073	$2,883,611	$1,002,679	$6,979,069	$955,639

Total policyholder reserves	$25,815,836	$908,862	$4,304,243	$522,966	$204,694	$8,054,073	$2,883,611	$1,002,679	$6,979,069	$955,639

Number of sub-account units outstanding (Note G)		57,698	181,067	32,732	232,692	385,592	176,596	92,447	330,052	77,525

Net value per sub-account unit		$15.75	$23.77	$15.98	$.88	$20.89	$16.33	$10.85	$21.15	$12.33

See accompanying notes.

Survivor Dimensions      149

Southland Separate Account L1
Statement of Net Assets (continued)
(Unaudited)
Nine months ended September 30, 2000

	INVESCO

	Total INVESCO	Equity Income	Utilities

Assets
Investments in mutual funds at market value (Note C )	$2,517,451	$1,396,087	$1,121,364
Total assets	2,517,451	1,396,087	1,121,364

Liabilities
Due to (from) Southland Life Insurance Company	(7,368)	(7,678)	310
Total liabilities	(7,368)	(7,678)	310

Net assets	$2,524,819	$1,403,765	$1,121,054

Policyholder reserves
Reserves for policyholders (Note B)	$2,524,819	$1,403,765	$1,121,054

Total policyholder reserves	$2,524,819	$1,403,765	$1,121,054

Number of sub-account units outstanding (Note G)		81,269	53,744

Net value per sub-account unit		$17.27	$20.86

See accompanying notes.

Survivor Dimensions      150

Southland Separate Account L1
Statement of Net Assets (continued)
(Unaudited)
Nine months ended September 30, 2000

	JANUS

	Total Janus	Growth	Aggressive Growth	Worldwide Growth	International Growth	Balanced

Assets
Investments in mutual funds at market value (Note C)	$30,619,833	$5,785,611	$7,048,797	$6,546,681	$3,434,104	$7,804,640
Total assets	30,619,833	5,785,611	7,048,797	6,546,681	3,434,104	$7,804,640

Liabilities
Due to (from) Southland Life Insurance Company	(3,079,620)	9,530	(3,061,747)	33,868	(12,183)	(49,088)
Total liabilities	(3,079,620)	9,530	(3,061,747)	33,868	(12,183)	(49,088)

Net assets	$33,699,453	$5,776,081	$10,110,544	$6,512,813	$3,446,287	$7,853,728

Policyholder reserves
Reserves for policyholders (Note B)	$33,699,453	$5,776,081	$10,110,544	$6,512,813	$3,446,287	$7,853,728

Total policyholder reserves	$33,699,453	$5,776,081	$10,110,544	$6,512,813	$3,446,287	$7,853,728

Number of sub-account units outstanding (Note G)		237,313	222,974	258,559	136,473	376,871

Net value per sub-account unit		$24.34	$45.34	$25.19	$25.25	$20.84

See accompanying notes.

Survivor Dimensions      151

Southland Separate Account L1
Statement of Operations
(Unaudited)
Nine months ended September 30, 2000

	Total All Sub-Accounts	Total Alger	Total VIP & VIP II	Total INVESCO	Total Janus

Investment income
Dividends from mutual funds	$6,515,891	$2,023,497	$1,864,278	-	$2,628,116
Less valuation period deductions (Note B)	474,992	87,792	181,047	14,844	191,309
Net investment income (loss)	6,040,899	1,935,705	1,683,231	(14,844)	2,436,807

Realized and unrealized gains (losses)
on investments
Net realized gains (losses) on investments	128,743	12,840	106,948	3,297	5,658
Net unrealized gains (losses) on investments	(9,794,592)	(2,462,165)	(2,271,210)	102,117	(5,163,334)
Net realized and unrealized gains (losses)
on investments	(9,665,849)	(2,449,325)	(2,164,262)	105,414	(5,157,676)

Net increase (decrease) in net assets
resulting from operations	$(3,624,950)	$(513,620)	$(481,031)	$90,570	$(2,720,869)

See accompanying notes.

Survivor Dimensions      152

Southland Separate Account L1
Statement of Operations (continued)
(Unaudited)
Nine months ended September 30, 2000

			ALGER

	Total Alger	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap

Investment income
Dividends from mutual funds	$2,023,497	$753,213	$289,142	$643,991	$337,151
Less valuation period deductions (Note B)	87,792	14,302	15,890	33,668	23,932
Net investment income (loss)	1,935,705	738,911	273,252	610,323	313,219

Realized and unrealized gains (losses)
on investments
Net realized gains (losses) on investments	12,840	12,840	-	-	-
Net unrealized gains (losses) on investments	(2,462,165)	(985,116)	(53,707)	(841,953)	(581,389)
Net realized and unrealized gains (losses)
on investments	(2,449,325)	(972,276)	(53,707)	(841,953)	(581,389)

Net increase (decrease) in net assets
resulting from operations	$(513,620)	$(233,365)	$219,545	$(231,630)	$(268,170)

See accompanying notes.

Survivor Dimensions      153

Southland Separate Account L1
Statement of Operations (continued)
(Unaudited)
Nine months ended September 30, 2000

	VIP & VIP II

	Total VIP & VIP II	Asset Manager	Growth	Overseas	Money Market	Index 500	Equity- Income	High Income	Contrafund	Investment Grade Bond

Investment income
Dividends from mutual funds	$1,864,278	$95,112	$345,587	$47,496	$165,456	$95,123	$202,208	$68,317	$790,874	$54,105
Less valuation period deductions (Note B)	181,047	5,731	25,226	3,302	24,638	48,556	17,380	7,049	43,426	5,739
Net investment income (loss)	1,683,231	89,381	320,361	44,194	140,818	46,567	184,828	61,268	747,448	48,366

Realized and unrealized gains (losses)
on investments
Net realized gains (losses) on investments	106,948	5,650	-	-	33,009	-	29,963	32,391	-	5,935
Net unrealized gains (losses) on investments	(2,271,210)	(98,049)	(433,301)	(115,076)	-	(581,001)	(50,893)	(142,608)	(861,601)	11,319
Net realized and unrealized gains (losses) on investments	(2,164,262)	(92,399)	(433,301)	(115,076)	33,009	(581,001)	(20,930)	(110,217)	(861,601)	17,254

Net increase (decrease) in net assets
resulting from operations	$(481,031)	$(3,018)	$(112,940)	$(70,882)	$173,827	$(534,434)	$163,898	$(48,949)	$(114,153)	$65,620

See accompanying notes.

Survivor Dimensions      154

Southland Separate Account L1
Statement of Operations (continued)
(Unaudited)
Nine months ended September 30, 2000

	INVESCO

	Total INVESCO	Equity Income	Utilities

Investment income
Dividends from mutual funds	-	-	-
Less valuation period deductions (Note B)	$14,844	$8,468	$6,376
Net investment income (loss)	(14,844)	(8,468)	(6,376)

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	3,297	-	3,297
Net unrealized gains (losses) on investments	102,117	44,155	57,962
Net realized and unrealized gains (losses)
on investments	105,414	44,155	61,259

Net increase (decrease) in net assets resulting from operations	$90,570	$35,687	$54,883

See accompanying notes.

Survivor Dimensions      155

Southland Separate Account L1
Statement of Operations (continued)
(Unaudited)
Nine months ended September 30, 2000

	JANUS

	Total Janus	Growth	Aggressive Growth	Worldwide Growth	International Growth	Balanced

Investment income
Dividends from mutual funds	$2,628,116	$416,845	$754,245	$514,363	$152,721	$789,942
Less valuation period deductions (Note B)	191,309	33,344	44,547	41,662	22,454	49,302
Net investment income (loss)	2,436,807	383,501	709,698	472,701	130,267	740,640

Realized and unrealized gains (losses)
on investments
Net realized gains (losses) on investments	5,658	-	5,655	-	-	3
Net unrealized gains (losses) on investments	(5,163,334)	(479,276)	(2,061,694)	(894,824)	(773,378)	(954,162)
Net realized and unrealized gains (losses)
on investments	(5,157,676)	(479,276)	(2,056,039)	(894,824)	(773,378)	(954,159)

Net increase (decrease) in net assets
resulting from operations	$(2,720,869)	$(95,775)	$(1,346,341)	$(422,123)	$(643,111)	$(213,519)

See accompanying notes.

Survivor Dimensions      156

Southland Separate Account L1
Statement of Changes in Net Assets
(Unaudited)
Nine months ended September 30, 2000

	Total All Sub-Accounts	Total Alger	Total VIP & VIP II	Total INVESCO	Total Janus
Increase in net assets

Operations
Net investment income (loss)	$6,040,899	$1,935,705	$1,683,231	$(14,844)	$2,436,807
Net realized gains (losses) on investments	128,743	12,840	106,948	3,297	5,658
Net unrealized gains (losses) on investments	(9,794,592)	(2,462,165)	(2,271,210)	102,117	(5,163,334)
Increase (decrease) in net assets from operations	(3,624,950)	(513,620)	(481,031)	90,570	(2,720,869)

Changes from principal transactions
Net premiums	23,735,817	3,525,228	13,021,077	431,874	6,757,638
Cost of insurance and administrative expenses	(6,755,763)	(1,351,636)	(2,756,821)	(188,021)	(2,459,285)
Surrenders and withdrawals	(2,732,720)	(343,042)	(1,291,705)	(29,955)	(1,068,018)
Net transfers among sub-accounts (including the guaranteed
interest account in the general account)	2,266,935	2,041,531	(8,993,812)	219,125	9,000,091
Other	128,847	13,591	(117,604)	2,186	230,674
Increase from principal transactions	16,643,116	3,885,672	(138,865)	435,209	12,461,100

Total increase in net assets	13,018,166	3,372,052	(619,896)	525,779	9,740,231

Net assets at beginning of year	63,618,413	11,224,419	26,435,732	1,999,040	23,959,222

Net assets at end of year	$76,636,579	$14,596,471	$25,815,836	$2,524,819	$33,699,453

See accompanying notes.

Survivor Dimensions      157

Southland Separate Account L1
Statement of Changes in Net Assets (continued)
(Unaudited)
Nine months ended September 30, 2000

			ALGER

	Total Alger	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap

Increase in net assets

Operations
Net investment income (loss)	$1,935,705	$738,911	$273,252	$610,323	$313,219
Net realized gains (losses) on investments	12,840	12,840	-	-	-
Net unrealized gains (losses) on investments	(2,462,165)	(985,116)	(53,707)	(841,953)	(581,389)
Increase (decrease) in net assets from operations	(513,620)	(233,365)	219,545	(231,630)	(268,170)

Changes from principal transactions
Net premiums	3,525,228	498,781	584,403	1,476,835	965,209
Cost of insurance and administrative expenses	(1,351,636)	(197,964)	(232,835)	(557,377)	(363,460)
Surrenders and withdrawals	(343,042)	(32,631)	(56,753)	(183,580)	(70,078)
Net transfers among sub-accounts (including the guaranteed
interest account in the general account)	2,041,531	298,367	601,959	429,612	711,593
Other	13,591	(447)	5,210	8,406	422
Increase from principal transactions	3,885,672	566,106	901,984	1,173,896	1,243,686

Total increase in net assets	3,372,052	332,741	1,121,529	942,266	975,516

Net assets at beginning of year	11,224,419	1,922,060	1,852,143	4,512,591	2,937,625

Net assets at end of year	$14,596,471	$2,254,801	$2,973,672	$5,454,857	$3,913,141

See accompanying notes.

Survivor Dimensions      158

Southland Separate Account L1
Statement of Changes in Net Assets (continued)
(Unaudited)
Nine months ended September 30, 2000

	VIP & VIP II

	Total VIP & VIP II	Asset Manager	Growth	Overseas	Money Market	Index 500	Equity- Income	High Income	Contrafund	Investment Grade Bond

Increase in net assets

Operations
Net investment income (loss)	$1,683,231	$89,381	$320,361	$44,194	$140,818	$46,567	$184,828	$61,268	$747,448	$48,366
Net realized gains (losses) on investments	106,948	5,650	-	-	33,009	-	29,963	32,391	-	5,935
Net unrealized gains (losses) on investments	(2,271,210)	(98,049)	(433,301)	(115,076)	-	(581,001)	(50,893)	(142,608)	(861,601)	11,319
Increase (decrease) in net assets from operations	(481,031)	(3,018)	(112,940)	(70,882)	173,827	(534,434)	163,898	(48,949)	(114,153)	65,620

Changes from principal transactions
Net premiums	13,021,077	181,845	1,400,170	98,069	6,939,781	2,039,399	505,313	157,379	1,552,666	146,455
Cost of insurance and administrative expenses	(2,756,821)	(68,276)	(412,651)	(37,703)	(512,185)	(725,796)	(246,118)	(70,635)	(620,227)	(63,230)
Surrenders and withdrawals	(1,291,705)	(60,271)	(174,982)	(10,062)	(683,583)	(174,886)	(38,493)	(11,435)	(125,803)	(12,190)
Net transfers among sub-accounts (including the
guaranteed interest account in the general account)	(8,993,812)	(42,112)	529,514	62,753	(10,603,415)	844,336	(27,216)	(70,850)	223,332	89,846
Other	(117,604)	5,043	7,664	347	(150,449)	15,038	(72)	442	4,168	215
Increase from principal transactions	(138,865)	16,229	1,349,715	113,404	(5,009,851)	1,998,091	193,414	4,901	1,034,136	161,096

Total increase in net assets	(619,896)	13,211	1,236,775	42,522	(4,836,024)	1,463,657	357,312	(44,048)	919,983	226,716

Net assets at beginning of year	26,435,732	895,651	3,067,468	480,444	5,040,718	6,590,416	2,526,299	1,046,727	6,059,086	728,923

Net assets at end of year	$25,815,836	$908,862	$4,304,243	$522,966	$204,694	$8,054,073	$2,883,611	$1,002,679	$6,979,069	$955,639

See accompanying notes.

Survivor Dimensions      159

Southland Separate Account L1
Statement of Changes in Net Assets (continued)
(Unaudited)
Nine months ended September 30, 2000

	INVESCO

	Total INVESCO	Equity Income	Utilities

Increase in net assets

Operations
Net investment income (loss)	$(14,844)	$(8,468)	$(6,376)
Net realized gains (losses) on investments	3,297	-	3,297
Net unrealized gains (losses) on investments	102,117	44,155	57,962
Increase (decrease) in net assets from operations	90,570	35,687	54,883

Changes from principal transactions
Net premiums	431,874	259,022	172,852
Cost of insurance and administrative expenses	(188,021)	(97,238)	(90,783)
Surrenders and withdrawals	(29,955)	(17,712)	(12,243)
Net transfers among sub-accounts (including the guaranteed
interest account in the general account)	219,125	12,276	206,849
Other	2,186	1,401	785
Increase from principal transactions	435,209	157,749	277,460

Total increase in net assets	525,779	193,436	332,343

Net assets at beginning of year	1,999,040	1,210,329	788,711

Net assets at end of year	$2,524,819	$1,403,765	$1,121,054

See accompanying notes.

Survivor Dimensions      160

Southland Separate Account L1
Statement of Changes in Net Assets (continued)
(Unaudited)
Nine months ended September 30, 2000

	JANUS

	Total Janus	Growth	Aggressive Growth	Worldwide Growth	International Growth	Balanced

Increase in net assets

Operations
Net investment income (loss)	$2,436,807	$383,501	$709,698	$472,701	$130,267	$740,640
Net realized gains (losses) on investments	5,658	-	5,655	-	-	3
Net unrealized gains (losses) on investments	(5,163,334)	(479,276)	(2,061,694)	(894,824)	(773,378)	(954,162)
Increase (decrease) in net assets from operations	(2,720,869)	(95,775)	(1,346,341)	(422,123)	(643,111)	(213,519)

Changes from principal transactions
Net premiums	6,757,638	1,712,408	1,704,305	1,221,334	500,352	1,619,239
Cost of insurance and administrative expenses	(2,459,285)	(564,343)	(672,919)	(415,944)	(197,922)	(608,157)
Surrenders and withdrawals	(1,068,018)	(122,936)	(563,017)	(79,089)	(30,591)	(272,385)
Net transfers among sub-accounts (including the guaranteed
interest account in the general account)	9,000,091	833,363	5,824,252	870,776	976,701	494,999
Other	230,674	6,530	45,872	14,109	175	163,988
Increase from principal transactions	12,461,100	1,865,022	6,338,493	1,611,186	1,248,715	1,397,684

Total increase in net assets	9,740,231	1,769,247	4,992,152	1,189,063	605,604	1,184,165

Net assets at beginning of year	23,959,222	4,006,834	5,118,392	5,323,750	2,840,683	6,669,563

Net assets at end of year	$33,699,453	$5,776,081	$10,110,544	$6,512,813	$3,446,287	$7,853,728

See accompanying notes.

Survivor Dimensions      161

Southland Separate Account L1
(Unaudited)
Notes to Financial Statements

Note A. Organization

The Southland Separate Account L1 (the Separate Account) was established by resolution of the Board of Directors of Southland Life Insurance Company (the Company) on February 25, 1994. The Separate Account was inactive prior to January 31, 1997, except for matters relating to its organization as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

The Separate Account supports the operations of the Future Dimensions Variable Universal Life (Future Dimensions) policies offered by the Company. The Separate Account may be used to support other variable life policies as they are offered by the Company. The assets of the Separate Account are the property of the Company. However, the portion of the Separate Account's assets attributable to the policies will not be used to satisfy liabilities arising out of any other operations of the Company.

As of, September 30, 2000, the Separate Account consisted of twenty investment sub-accounts available to the policyholders, each of which invests in an independently managed mutual fund portfolio ("fund"). The funds are as follows:

Portfolio Managers/Portfolios (Funds)

The Alger American Fund (Alger):
    American Small Capitalization
    American MidCap Growth
    American Growth
    American Leveraged AllCap

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
    VIP II Asset Manager
    VIP Growth
    VIP Overseas
    VIP Money Market
    VIP II Index 500
    VIP Equity-Income
    VIP High Income
    VIP II Contrafund
    VIP II Investment Grade Bond

Survivor Dimensions      162

Southland Separate Account L1
(Unaudited)
Notes to Financial Statements (continued)

Note A. Organization (continued)

INVESCO Variable Investment Funds, Inc. (INVESCO):
     Equity Income (formerly known as "Industrial Income")
     Utilities

Janus Aspen Series Funds (Janus):
     Growth
     Aggressive Growth
     Worldwide Growth
     International Growth
     Balanced

The Future Dimensions policies allow the policyholders to specify the allocation of their net premiums to the various funds. They can also transfer their account values among the funds. The Future Dimensions product also provides the policyholders the option to allocate their net premiums, or to transfer their account values, to a Guaranteed Interest Account ("GIA") in the Company's General Account. The GIA guarantees a rate of interest to the policyholder, and it is not variable in nature. Therefore, it is not included in the Separate Account financial statements.

Effective May 1, 1998, the sub-account of the Separate Account investing in Janus Aspen Series Short-Term Bond Fund no longer accepted any new investments. The Securities and Exchange Commission issued a substitution order and on September 28, 1998, shares of the Fidelity VIP Money Market Fund were exchanged for Janus Aspen Series Short-Term Bond Fund shares.

Note B. Summary of Significant Accounting Policies

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and to disclose contingent assets and liabilities at the date of financial statements along with the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Survivor Dimensions      163

Southland Separate Account L1
(Unaudited)
Notes to Financial Statements (continued)

Note B. Summary of Significant Accounting Policies (continued)

The accounting principles followed by the Separate Account and the methods of applying those principles are presented below or in the footnotes which follow:

Investment Valuation--The investments in shares of the funds are valued at the closing net asset value (market value) per share as determined by the funds on the day of measurement.

Investment Transactions and Related Investment Income--The investments in shares of the funds are accounted for on the date the order to buy or sell is confirmed. Dividend income and distributions of capital gains are recorded on the ex-dividend date. Realized gains and losses from investment transactions are reported using the first-in, first-out ("FIFO") method of accounting for cost. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized gain or loss on investments.

Valuation Period Deductions--Charges are made directly against the assets of the Separate Account sub-accounts, and are reflected daily in the computation of the unit values of the sub-accounts.

For Future Dimensions policies, a daily deduction, at an annual rate of .90% of the daily asset value of the Separate Account sub-accounts, is charged to the Separate Account for mortality and expense risks assumed by the Company. Total mortality and expense charges for the nine months ended September 30, 2000 was $474,992.

Policyholder Reserves--Policyholder reserves are presented in the financial statements at the aggregate account values of the policyholders invested in the Separate Account sub-accounts. To the extent that benefits to be paid to the policyholders exceed their account values, the Company will contribute additional funds to the benefit proceeds.

Survivor Dimensions      164

Southland Separate Account L1
(Unaudited)
Notes to Financial Statements (continued)

Note C. Investments

Fund shares are purchased at net asset value with net premiums (premium payments, less sales and tax loads charged by the Company) and sub-account transfers. Fund shares are redeemed at net asset value for the payment of benefits, for surrenders, for transfers to other sub-accounts, and for charges by the Company for certain cost of insurance and administrative charges. The cost of insurance and administrative charges for the nine months ended September 30, 2000 was $6,755,763. Dividends made by the funds are reinvested in the funds.

The following is a summary of Fund shares owned for the nine months ended September 30, 2000:

Fund	Number of Shares	Net Asset Value at Market	Value of Shares at Market	Cost of Shares

The Alger American Fund:
American Small Capitalization	76,697.330	29.29	$2,246,466	$2,766,611
American MidCap Growth	87,293.033	34.10	2,976,692	2,572,286
American Growth	98,072.336	55.41	5,434,188	5,483,443
American Leveraged AllCap	78,010.529	49.70	3,877,123	3,558,721

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
VIP II Asset Manager	54,460.344	16.64	906,220	947,186
VIP Growth	86,066.024	49.78	4,284,367	4,017,289
VIP Overseas	23,991.750	21.76	522,060	514,437
VIP Money Market	2,776,621.56	1.00	2,776,621	2,776,621
VIP II Index 500	49,994.026	162.22	8,110,031	7,558,730
VIP Equity-Income	117,005.469	24.54	2,871,314	2,820,220
VIP High Income	105,007.793	9.53	1,000,724	1,147,397
VIP II Contrafund	272,329.211	25.41	6,919,885	6,569,934
VIP II Investment Grade Bond	79,625.020	12.10	963,463	965,270

INVESCO Variable Investment Funds, Inc.:
Equity Income	62,773.689	22.24	1,396,087	1,239,306
Utilities	48,230.722	23.25	1,121,364	978,486

Janus Aspen Series Funds:
Growth	181,196.722	31.93	5,785,611	5,310,397
Aggressive Growth	133,373.645	52.85	7,048,797	8,118,577
Worldwide Growth	154,184.659	42.46	6,546,681	5,395,872
International Growth	96,517.824	35.58	3,434,104	3,029,749
Balanced	310,570.638	25.13	7,804,640	7,728,145
Total			$76,026,438	$73,506,839

Survivor Dimensions      165

Southland Separate Account L1
(Unaudited)
Notes to Financial Statements (continued)

Note C. Investments (continued)

For the nine months ended September 30, 2000 the cost of purchases (plus reinvested dividends) and sales of investments are as follows:

Fund	Beginning of Year	Purchases	Sales	End of Year

The Alger American Fund:
American Small Capitalization	$1,446,219	$1,464,893	$(144,501)	$2,766,611
American MidCap Growth	1,483,865	1,360,212	(271,791)	2,572,286
American Growth	3,687,174	2,132,450	(336,181)	5,483,443
American Leveraged AllCap	1,992,232	1,638,391	(71,902)	3,558,721

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
VIP II Asset Manager	834,970	473,453	(361,237)	947,186
VIP Growth	2,345,240	1,930,499	(258,450)	4,017,289
VIP Overseas	355,507	176,501	(17,571)	514,437
VIP Money Market	5,047,949	10,084,600	(12,347,766)	2,784,783
VIP II Index 500	5,427,832	3,594,506	(1,463,607)	7,558,731
VIP Equity-Income	2,409,941	845,252	(434,973)	2,820,220
VIP High Income	1,048,363	286,044	(187,010)	1,147,397
VIP II Contrafund	4,783,263	2,030,676	(244,005)	6,569,934
VIP II Investment Grade Bond	741,201	306,715	(82,647)	965,269

INVESCO Variable Investment Funds, Inc.:
Equity Income	1,083,003	360,799	(204,495)	1,239,307
Utilities	702,722	365,812	(90,048)	978,486

Janus Aspen Series Funds:
Growth	3,023,926	2,510,879	(224,408)	5,310,397
Aggressive Growth	4,055,135	7,465,276	(3,401,835)	8,118,576
Worldwide Growth	3,218,933	2,275,527	(98,588)	5,395,872
International Growth	1,638,342	1,934,039	(542,632)	3,029,749
Balanced	5,581,483	2,630,043	(483,381)	7,728,145

Total	$50,907,300	$43,866,567	($21,267,028)	$73,506,839

Aggregate proceeds from sales of investments for the nine months ended September 30, 2000 was $21,395,771.

Survivor Dimensions      166

Southland Separate Account L1
(Unaudited)
Notes to Financial Statements (continued)

Note D. Other Policy Deductions

The Future Dimensions policies provide for certain deductions for sales and tax loads from premium payments received from the policyholders and for surrender charges and taxes from amounts paid to policyholders. Such deductions are taken after the redemption of sub-account units in the Separate Account and are not included in the Separate Account financial statements.

Note E. Policy Loans

The Future Dimensions policies allow the policyholders to borrow against their policies by using them as collateral for a loan. At the time of borrowing against the policies, an amount equal to the loan amount is transferred from the Separate Account sub-accounts to a loan Guaranteed Interest Account in the Company's General Account to secure the loan. As payments are made on the policy loan, amounts are transferred back from the loan Guaranteed Interest Account to the Separate Account sub-accounts. Interest is credited to the balance in the loan Guaranteed Interest Account at a fixed rate. The loan Guaranteed Interest Account is not variable in nature and is not included in these Separate Account statements.

Note F. Federal Income Taxes

The Separate Account is not taxed separately because the operations of the Separate Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. The Separate Account is not taxed as a "Regulated Investment Company" under subchapter "M" of the Internal Revenue Code.

Survivor Dimensions      167

Southland Separate Account L1
(Unaudited)
Notes to Financial Statements (continued)

Note G. Summary of Changes in Units

The following schedule summarizes the changes in sub-account units for the nine months ended September 30, 2000:

Sub-Account	Outstanding at Beginning of Year	Increase for Payments Received	(Decrease) for Withdrawals and Other Deductions	Outstanding at End of Year

The Alger American Fund:
American Small Capitalization	110,112.068	41,679.592	(9,063.528)	142,728.132
American MidCap Growth	94,491.630	48,349.522	(17,100.336)	125,740.816
American Growth	180,584.939	59,498.350	(20,929.035)	219,154.254
American Leveraged AllCap	89,361.549	39,771.85	(5,817.495)	123,315.904

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
VIP II Asset Manager	56,593.361	24,562.447	(23,458.105)	57,697.703
VIP Growth	130,727.111	66,204.188	(15,863.832)	181,067.467
VIP Overseas	26,346.246	7,633.411	(1,247.488)	32,732.169
VIP Money Market	437,725.752	849,118.485	(1,054,152.614)	232,691.623
VIP II Index 500	306,237.103	171,410.854	(92,056.013)	385,591.944
VIP Equity-Income	160,901.817	42,821.986	(27,127.845)	176,595.958
VIP High Income	86,751.174	19,291.023	(13,594.954)	92,447.243
VIP II Contrafund	286,899.898	61,132.753	(17,980.326)	330,052.325
VIP II Investment Grade Bond	62,273.753	21,555.490	(6,304.141)	77,525.102

INVESCO Variable Investment Funds, Inc.:
Equity Income	74,079.617	22,054.650	(14,865.273)	81,268.994
Utilities	41,629.587	18,352.074	(6,237.694)	53,743.967

Janus Aspen Series Funds:
Growth	168,076.782	86,821.473	(17,584.960)	237,313.295
Aggressive Growth	159,640.347	196,970.272	(133,636.688)	222,973.931
Worldwide Growth	201,891.184	66,431.719	(9,763.752)	258,559.151
International Growth	108,181.477	67,017.958	(38,726.291)	136,473.144
Balanced	320,650.834	90,364.700	(34,144.983)	376,870.551

Survivor Dimensions      168

Southland Separate Account L1
(Unaudited)
Notes to Financial Statements (continued)

Note H. Net Assets

Net assets at September 30, 2000 consisted of the following:

Sub-Account	Principal Transactions	Accumulated Investment Income	Accumulated Net Realized Gains (Losses) on Investments	Net Unrealized Gains (Losses) on Investments	Net Assets

The Alger American Fund:
American Small Capitalization	$1,840,611	$915,954	$18,382	$(520,146)	$2,254,801
American MidCap Growth	2,191,863	451,781	33,035	296,993	2,973,672
American Growth	4,371,897	904,530	227,685	(49,255)	5,454,857
American Leveraged AllCap	2,961,525	375,591	257,622	318,403	3,913,141

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
VIP II Asset Manager	799,257	141,987	8,582	(40,964)	908,862
VIP Growth	3,524,631	474,778	37,757	267,077	4,304,243
VIP Overseas	460,780	53,242	1,321	7,623	522,966
VIP Money Market	(199,765)	371,450	33,009		204,694
VIP II Index 500	7,360,059	62,752	79,961	551,301	8,054,073
VIP Equity-Income	2,519,101	260,941	52,475	51,094	2,883,611
VIP High Income	1,023,475	132,463	(6,585)	(146,674)	1,002,679
VIP II Contrafund	5,651,648	848,194	129,276	349,951	6,979,069
VIP II Investment Grade Bond	877,450	68,472	11,524	(1,807)	955,639

INVESCO Variable Investment Funds, Inc.:
Equity Income	1,179,535	42,035	25,414	156,781	1,403,765
Utilities	964,534	(1,478)	15,120	142,878	1,121,054

Janus Aspen Series Funds:
Growth	4,606,840	412,434	281,593	475,214	5,776,081
Aggressive Growth	8,574,060	757,715	1,848,549	(1,069,780)	10,110,544
Worldwide Growth	4,700,896	490,498	170,610	1,150,809	6,512,813
International Growth	2,730,184	128,604	183,144	404,355	3,446,287
Balanced	6,652,507	864,939	259,787	76,495	7,853,728

Total	$62,791,088	$7,756,882	$3,668,261	$2,420,348	$76,636,579

Survivor Dimensions      169

APPENDIX A

Factors for the
Guideline Premium/Cash Value Corridor Test
For a Life Insurance Policy

Attained Age of Younger Insured	Factor	Attained Age of Younger Insured	Factor	Attained Age of Younger Insured	Factor	Attained Age of Younger Insured	Factor

0	2.50	25	2.50	50	1.85	75	1.05
1	2.50	26	2.50	51	1.78	76	1.05
2	2.50	27	2.50	52	1.71	77	1.05
3	2.50	28	2.50	53	1.64	78	1.05
4	2.50	29	2.50	54	1.57	79	1.05

5	2.50	30	2.50	55	1.50	80	1.05
6	2.50	31	2.50	56	1.46	81	1.05
7	2.50	32	2.50	57	1.42	82	1.05
8	2.50	33	2.50	58	1.38	83	1.05
9	2.50	34	2.50	59	1.34	84	1.05

10	2.50	35	2.50	60	1.30	85	1.05
11	2.50	36	2.50	61	1.28	86	1.05
12	2.50	37	2.50	62	1.26	87	1.05
13	2.50	38	2.50	63	1.24	88	1.05
14	2.50	39	2.50	64	1.22	89	1.05

15	2.50	40	2.50	65	1.20	90	1.05
16	2.50	41	2.43	66	1.19	91	1.04
17	2.50	42	2.36	67	1.18	92	1.03
18	2.50	43	2.29	68	1.17	93	1.02
19	2.50	44	2.22	69	1.16	94	1.01

20	2.50	45	2.15	70	1.15	95	1.00
21	2.50	46	2.09	71	1.13	96	1.00
22	2.50	47	2.03	72	1.11	97	1.00
23	2.50	48	1.97	73	1.09	98	1.00
24	2.50	49	1.91	74	1.07	99	1.00

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

Survivor Dimensions      170

APPENDIX B

Performance Information

POLICY PERFORMANCE

The following hypothetical performance demonstrates how the actual investment experience of each variable investment option of the separate account affects the cash surrender value, account value and death benefit of a policy. These hypothetical illustrations are based on the actual historical return of each portfolio as if a policy had been issued on the date indicated. Each portfolio's annual total return is based on the total return calculated for each fiscal year. These annual total return figures reflect the net portfolio's management fees after any voluntary waiver and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions, which if reflected, would result in lower total return figures than those shown.

The performance is based on the payment of a $10,000 annual premium, received at the beginning of each year, for a hypothetical policy with a $500,000 stated death benefit, the guideline premium test, death benefit option A, issued to a preferred, non-tobacco user male, age 45 and a preferred, non-tobacco user female, age 45. It is assumed that all premiums are allocated to the variable investment option illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of premium payments and the use of other policy features, such as policy loans, would affect individual policy benefits.

The amounts shown for the cash surrender values, account values and death benefits take into account the charges against premiums, current cost of insurance and monthly deductions, the daily charge against the separate account for mortality and expense risks, and each portfolio's charges and expenses. See Charges, Deductions and Refunds, page 46.

Past performance is not an indication of future results. Actual investment results may be more or less than those shown in the hypothetical illustrations.

Survivor Dimensions      171

HYPOTHETICAL ILLUSTRATIONS
Non-tobacco User Male Age 45 Preferred Risk Class			Guideline Premium Test
Non-tobacco User Female Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $500,000			Annual Premium $10,000

Alger American Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/90	4.14%	4,437	8,923	500,000
12/31/91	40.39%	20,055	24,542	500,000
12/31/92	12.38%	32,462	36,948	500,000
12/31/93	22.47%	50,845	55,331	500,000
12/31/94	1.45%	59,742	64,229	500,000
12/31/95	36.37%	94,372	98,460	500,000
12/31/96	13.35%	115,937	119,626	500,000
12/31/97	25.75%	144,808	148,098	500,000
12/31/98	48.07%	213,328	216,220	500,000
12/31/99	33.74%	283,049	285,542	500,000

Alger American Leveraged AllCap Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/96	12.04%	5,138	9,625	500,000
12/31/97	19.68%	17,214	21,701	500,000
12/31/98	57.83%	43,112	47,599	500,000
12/31/99	78.06%	94,941	99,427	500,000

Alger American MidCap Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	-1.54%	3,932	8,419	500,000
12/31/95	44.45%	20,054	24,541	500,000
12/31/96	11.90%	32,301	36,788	500,000
12/31/97	15.01%	47,268	51,755	500,000
12/31/98	30.30%	73,497	77,984	500,000
12/31/99	31.85%	109,074	113,162	500,000

The assumptions underlying these values are described in Performance Information, page 171.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Survivor Dimensions      172

HYPOTHETICAL ILLUSTRATIONS
Non-tobacco User Male Age 45 Preferred Risk Class			Guideline Premium Test
Non-tobacco User Female Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $500,000			Annual Premium $10,000

Alger American Small Capitalization Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/90	8.71%	4,843	9,329	500,000
12/31/91	57.54%	23,734	28,220	500,000
12/31/92	3.55%	33,307	37,793	500,000
12/31/93	13.28%	47,613	52,099	500,000
12/31/94	-4.38%	52,967	57,454	500,000
12/31/95	44.31%	90,438	94,526	500,000
12/31/96	4.18%	102,162	105,851	500,000
12/31/97	11.39%	112,629	115,920	500,000
12/31/98	15.53%	128,833	131,725	500,000
12/31/99	43.42%	183,564	186,058	500,000

Fidelity VIP Equity - Income Portfolio Service Class
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	11.54%	5,094	9,580	500,000
12/31/99	6.25%	14,694	19,180	500,000

Fidelity VIP Growth Portfolio Service Class
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	39.38%	7,571	12,058	500,000
12/31/99	37.29%	23,771	28,257	500,000

Fidelity VIP High Income Portfolio Service Class
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	-4.34%	3,684	8,171	500,000
12/31/99	8.08%	13,520	18,006	500,000

The assumptions underlying these values are described in Performance Information, page 171.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Survivor Dimensions      173

HYPOTHETICAL ILLUSTRATIONS
Non-tobacco User Male Age 45 Preferred Risk Class			Guideline Premium Test
Non-tobacco User Female Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $500,000			Annual Premium $10,000

Fidelity VIP Overseas Portfolio Service Class
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	12.69%	5,196	9,683	500,000
12/31/99	42.44%	21,492	25,978	500,000

Fidelity VIP II Asset Manager Portfolio Service Class
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	14.82%	5,386	9,872	500,000
12/31/99	11.01%	15,889	20,376	500,000

Fidelity VIP II Contrafund Portfolio Service Class
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	29.94%	6,731	11,217	500,000
12/31/99	24.15%	19,997	24,484	500,000

Fidelity VIP II Index 500 Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/93	9.74%	4,934	9,420	500,000
12/31/94	1.04%	13,577	18,063	500,000
12/31/95	37.19%	31,891	36,377	500,000
12/31/96	22.82%	50,308	54,795	500,000
12/31/97	32.82%	79,016	83,503	500,000
12/31/98	28.31%	113,044	117,132	500,000
12/31/99	20.51%	145,829	149,518	500,000

The assumptions underlying these values are described in Performance Information, page 171.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Survivor Dimensions      174

HYPOTHETICAL ILLUSTRATIONS
Non-tobacco User Male Age 45 Preferred Risk Class			Guideline Premium Test
Non-tobacco User Female Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $500,000			Annual Premium $10,000

Fidelity VIP II Investment Grade Bond Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/90	6.21%	4,620	9,107	500,000
12/31/91	16.38%	16,009	20,495	500,000
12/31/92	6.65%	26,283	30,769	500,000
12/31/93	10.96%	38,814	43,300	500,000
12/31/94	-3.76%	44,948	49,434	500,000
12/31/95	17.32%	63,353	67,441	500,000
12/31/96	3.19%	73,443	77,132	500,000
12/31/97	9.06%	79,139	82,430	500,000
12/31/98	8.85%	85,039	87,930	500,000
12/31/99	-1.05%	82,730	85,223	500,000

The GCG Trust Liquid Asset Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/90	7.75%	4,757	9,244	500,000
12/31/91	5.66%	14,233	18,719	500,000
12/31/92	3.13%	23,441	27,927	500,000
12/31/93	2.64%	32,648	37,135	500,000
12/31/94	3.89%	42,557	47,044	500,000
12/31/95	5.51%	54,024	58,111	500,000
12/31/96	5.01%	65,098	68,787	500,000
12/31/97	5.07%	67,414	70,704	500,000
12/31/98	5.13%	69,793	72,685	500,000
12/31/99	4.74%	71,908	74,401	500,000

The GCG Trust Mid-Cap Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	79.05%	11,111	15,597	500,000

The assumptions underlying these values are described in Performance Information, page 171.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Survivor Dimensions      175

HYPOTHETICAL ILLUSTRATIONS
Non-tobacco User Male Age 45 Preferred Risk Class			Guideline Premium Test
Non-tobacco User Female Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $500,000			Annual Premium $10,000

The GCG Trust Research Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	24.23%	6,222	10,709	500,000

The GCG Trust Total Return Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	3.38%	4,369	8,856	500,000

INVESCO VIF-Equity-Income Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	29.25%	6,669	11,156	500,000
12/31/96	22.28%	19,549	24,035	500,000
12/31/97	28.17%	37,061	41,547	500,000
12/31/98	15.30%	52,839	57,325	500,000
12/31/99	14.84%	70,539	75,026	500,000

INVESCO VIF-Utilities Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	9.08%	4,875	9,362	500,000
12/31/96	12.76%	15,646	20,132	500,000
12/31/97	23.41%	30,730	35,216	500,000
12/31/98	25.48%	50,059	54,546	500,000
12/31/99	19.13%	70,074	74,561	500,000

The assumptions underlying these values are described in Performance Information, page 171.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Survivor Dimensions      176

HYPOTHETICAL ILLUSTRATIONS
Non-tobacco User Male Age 45 Preferred Risk Class			Guideline Premium Test
Non-tobacco User Female Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $500,000			Annual Premium $10,000

Janus Aspen Aggressive Growth Portfolio Service Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	16.19%	5,507	9,994	500,000
12/31/95	27.28%	19,080	23,567	500,000
12/31/96	7.33%	29,749	34,235	500,000
12/31/97	12.29%	43,194	47,681	500,000
12/31/98	33.33%	69,936	74,422	500,000
12/31/99	122.20%	179,093	183,181	500,000

Janus Aspen Balanced Portfolio Service Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	0.84%	4,144	8,630	500,000
12/31/95	24.79%	16,926	21,412	500,000
12/31/96	15.94%	30,047	34,534	500,000
12/31/97	21.68%	47,573	52,059	500,000
12/31/98	34.03%	76,146	80,632	500,000
12/31/99	26.03%	107,369	111,457	500,000

Janus Aspen Growth Portfolio Service Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	2.58%	4,298	8,785	500,000
12/31/95	29.92%	18,019	22,506	500,000
12/31/96	17.73%	31,862	36,349	500,000
12/31/97	21.84%	49,834	54,320	500,000
12/31/98	34.71%	79,576	84,063	500,000
12/31/99	42.50%	126,837	130,924	500,000

The assumptions underlying these values are described in Performance Information, page 171.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Survivor Dimensions      177

HYPOTHETICAL ILLUSTRATIONS
Non-tobacco User Male Age 45 Preferred Risk Class			Guideline Premium Test
Non-tobacco User Female Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $500,000			Annual Premium $10,000

Janus Aspen International Growth Portfolio Service Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	23.15%	6,126	10,613	500,000
12/31/96	34.07%	21,179	25,666	500,000
12/31/97	17.22%	35,374	39,861	500,000
12/31/98	16.14%	51,318	55,805	500,000
12/31/99	78.93%	109,945	114,431	500,000

Janus Aspen Worldwide Growth Portfolio Service Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	1.47%	4,200	8,686	500,000
12/31/95	27.25%	17,425	21,912	500,000
12/31/96	28.21%	34,375	38,862	500,000
12/31/97	20.90%	52,423	56,910	500,000
12/31/98	27.13%	78,087	82,573	500,000
12/31/99	62.98%	143,311	147,399	500,000

The assumptions underlying these values are described in Performance Information, page 171.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Survivor Dimensions      178